Exhibit 10.86

AWARD/CONTRACT	1 THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING DO C9	PAGE OF PAGES[4] 1 I 29

2. CONTRACT (Proc. Inst. Indent.) NO. W9113M-10-C-0056	3. EFFECTIVE DATE 14 July 2010	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. SEE SCHEDULE

5. ISSUED BY	CODE	W9113M	6. ADMINISTERED BY (If other than Item 5)	CODE	S4801A

USASMDC/ARSTRAT SMDC-RDC-EB 64 THOMAS JOHNSON DRIVE FREDERICK MD 21702	DCM SEATTLE CORPORATE CAMPUS EAST III 3009 112TH AVE., NE, SUITE 200 BELLEVUE WA 98004-8019

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	8. DELIVERY

AVIBIOPHARMA, INC.	☐ FOB ORIGIN ☒ OTHER (See below)
4575 SW RESEARCH WAY STE 200
CORVALLIS OR 97333-1299	9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES	ITEM
CODE 49WU1	FACILITY CODE	(4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN	G

11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	HQ0339
See Schedule	DFAS-COLUMBUS CETER DFAS-CO/WEST ENTITLEMENT OPERATION PO BOX 182381 COLUMBUS OH 43218-2381

13, AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA

10 U.S.C. 2304(c) ( ) I 141 U.S.C. 253(c) ( )	SEE SCHEDULE

15A. ITEM NO.	1513, SUPPLIES/SERVICES	15C. QUANTITY	15D.UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE

15G. TOTAL AMOUNT OF CONTRACT	$80396827.30

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE	PART II - CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1-2	X	I	CONTRACT CLAUSES	21-28
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	3-10	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X	C	DESCRIPTION/SPECS./WORK STATEMENT	11	X	J	LIST OF ATTACHMENTS	28
X	D	PACKAGING AND MARKING	12	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	13	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	14
X	G	CONTRACT ADMINISTRATION DATA	15-17	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	18-20	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  ☒     CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.  ☐    AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number W9113M-09-R-0008, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary,

19A. NAME AND TITLE OF SIGNER.(Type or Print)	20A. NAME OF CONTRACTING OFFICER

J. David Boyle II
Interim President & CEO, SVP & CFO	LYNN M. SELFRIDGE

19A. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20 DATE SIGNED

BY:	/s/ J. David Boyle II	BY:	/s/ Lynn M. Selfridge
(Signature of person authorized to sign)	July 13, 2010	(Signature of Contracting Officer)	July 14 2010

AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 26 (REV. 4/2008)
Previous edition is usable	Prescribed by GSA — FAR (48 CFR) 53.214(a)

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Section A - Solicitation/Contract Form

SECTION A

CONTINUATION OF FORM 26

Award is hereby made for the Advanced Development through licensure of a Hemorrhagic Fever Virus Therapeutic.

The AVI Biopharma Inc. proposal dated 1/30/2010 and as revised on 3/11/2010 and 4/30/2010, is incorporated into contract No. W9113M-10-C-0056 in its entirety with the following revisions:

1.               Section G has been revised to include local WAWF clause to include the type and codes required for payment purposes.

2.     Section H has been revised to include paragraphs H. 6, requirements from the RFP at Section M.3.4 Post-Award Evaluations of Contractors’ Performance and Down-Select Criteria.

3.     The following clauses are hereby added to Section I by reference:

52.215-16 Facilities Capital Cost of Money (June 2003)

252.204-7008 Export Controlled Items (April 2010)

4.  The following clauses are hereby deleted from Section I:

52.232-25 Prompt Payment OCT 2008

5.  The following clause in Section I is hereby revised to remove the last sentence: 52.217-7 Option for Increased quantity — Separately Priced Line Item (MAR 1989)

6.  The AVI proposed IMS dates take precedence over any inconsistencies contained within the SOW Attached in Section J, Attachments 1 and 2.

7.  CLINs 0001 through 0004 referenced in AVI SOW, Section J. Attachment 2, are revised to read CLIN 0005 through 0008, respectively.

8.  As noted in Government Statement of Objectives Section 5.7, as a condition of submitting a proposal under the solicitation W9113M-09-R-0008, AVI agrees to the no cost termination, under FAR 52.249-6 of their current Government contract, HDTRA1-07-C-0010, CLINs 000301, 000302, and 000303 only for the performing efforts related to any or both of these products as a condition of the award of this contract.

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		Lot		$[+]
Advanced Development of Hemorrhagic

CPIF

Fever virus Therapeutic - Ebola Virus. Delivery of the developmental therapeutic end item that has successfully achieved all activities associated with completing FDA [+] Clinical Trials exclusive of those required to achieve Technology Readiness Level 4, to include Pre-IND, IND, and Phase 1 [+] Clinical Studies, including Management, Regulatory Affairs, all FDA submissions and official program reporting requirements (to include [+] if required) in accordance with the Contractor’s Statement of Work (SOW), dated 3/11/10, Attachment 1 of Section J. (Note:  maturity level of candidate receiving award will determine the specific activities awarded.) Reporting requirements are delineated in Contract Data Requirements List DD Form 1423, attached as Exhibits A001 through A006 in Section J.

FOB: Destination

	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
	SHARE RATIO ABOVE TARGET			[+]
	SHARE RATIO BELOW TARGET			[+]

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101				$[+]
Funding for CLIN 0001

CPIF

FOB: Destination

	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
SHARE RATIO ABOVE TARGET
SHARE RATIO BELOW TARGET

	ACRN AA			$[+]
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		Lot		$[+]
OPTION	Advanced Development of Hemorrhagic

CPIF

Fever Virus Therapeutic - Ebola Virus. Delivery of the developmental therapeutic end item that has successfully achieved [+]. This line item includes all associated Management, Regulatory Affairs, FDA submissions and Official program reporting requirements (to include [+] if required) in accordance with the Contractor’s Statement of Work (SOW), dated 3/11/10, Attachment 1 of Section J. Reporting requirements are delineated in Contract Data Requirements List DD Form 1423, attached as Exhibits A001 through A006 in Section J.

FOB: Destination
	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
	SHARE RATIO ABOVE TARGET			[+]
	SHARE RATIO BELOW TARGET			[+]

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		Lot		$[+]
OPTION	Advanced Development of Hemorrhagic

CPIF

Fever Virus Therapeutic - Ebola Virus. Delivery of the developmental therapeutic end item that has successfully achieved [+] Clinical Studies. This line item includes all associated Management, Regulatory Affairs, FDA submissions and Official program reporting requirements (to include [+] if required). in accordance with the Contractor’s Statement of Work (SOW), dated (insert upon award), Attachment 1 of Section J. Reporting requirements are delineated in Contract Data Requirements List DD Form 1423, attached as Exhibits A001 through A006 in Section J.

FOB: Destination

	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
	SHARE RATIO ABOVE TARGET			[+]
	SHARE RATIO BELOW TARGET			[+]

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		Lot		$[+]
OPTION	Advanced Development of Hemorrhagic

CPIF

Fever Virus Therapeutic - Ebola Virus. New Drug Application and delivery of FDA licensed developmental therapeutic end item to include all New Drug Application and Licensure activities resulting in the delivery of at least [+] of an FDA approved therapeutic. This line item includes all associated Management, Regulatory Affairs, FDA submissions and Official program reporting requirements (to include [+] if required), in accordance with the Contractor’s Statement of Work (SOW), dated 3/11/10, Attachment 1 of Section J. Reporting requirements are delineated in Contract Data Requirements List DD Form 1423, attached as Exhibits A001 through A006 in Section J.

FOB: Destination

	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
	SHARE RATIO ABOVE TARGET			[+]
	SHARE RATIO BELOW TARGET			[+]

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		Lot		$[+]
Advanced Development of Hemorrhagic

CPIF

Fever Virus Therapeutic - Marburg Virus. Delivery of the developmental therapeutic end item that has successfully achieved all activities associated with completing FDA [+] Clinical Trials exclusive of those required to achieve Technology Readiness Level 4, to include Pre-IND, IND, and Phase 1 [+] Clinical Studies, including Management, Regulatory Affairs, all FDA submissions and official program reporting requirements (to include [+] if required) in accordance with the Contractor’s Statement of Work (SOW), dated 3/11/10, Attachment 2 of Section J. (Note: maturity level of candidate receiving award will determine the specific activities awarded.) Reporting requirements are delineated in Contract Data Requirements List DD Form 1423, attached as Exhibits A001 through A006 in Section J.

FOB: Destination

	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
	SHARE RATIO ABOVE TARGET			[+]
	SHARE RATIO BELOW TARGET			[+]

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
000501		Lot		$[+]
Funding for CLIN 0005

CPIF

FOB: Destination

	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
SHARE RATIO ABOVE TARGET
SHARE RATIO BELOW TARGET

	ACRN AB			$[+]

CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006		Lot		$[+]
OPTION	Advanced Development of Hemorrhagic

CPIF

Fever Virus Therapeutic - Marburg Virus. Delivery of the developmental therapeutic end item that has successfully achieved [+]. This line item includes all associated Management, Regulatory Affairs, FDA submissions and Official program reporting requirements (to include [+] if required). in accordance with the Contractor’s Statement of Work (SOW), dated 3/11/10, Attachment 2 of Section J. Reporting requirements are delineated in Contract Data Requirements List DD Form 1423, attached as Exhibits A001 through A006 in Section J.

FOB: Destination

	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
	SHARE RATIO ABOVE TARGET			[+]
	SHARE RATIO BELOW TARGET			[+]

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007		Lot		$[+]
OPTION	Advanced Development of Hemorrhagic

CPIF

Fever Virus Therapeutic - Marburg Virus. Delivery of the developmental therapeutic end item that has successfully achieved [+] Clinical Studies. This line item includes all associated Management, Regulatory Affairs, FDA submissions and Official program reporting requirements (to include [+] if required). in accordance with the Contractor’s Statement of Work (SOW), dated 3/11/10, Attachment 2 of Section J. Reporting requirements are delineated in Contract Data Requirements List DD Form 1423, attached as Exhibits A001 through A006 in Section J.

FOB: Destination

	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
	SHARE RATIO ABOVE TARGET			[+]
	SHARE RATIO BELOW TARGET			[+]

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ITEM NO	SUPPLIES/SERVICES QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008		Lot		$[+]
OPTION	Advanced Development of Hemorrhagic

CPIF

Fever Virus Therapeutic - Marburg Virus. New Drug Application and delivery of FDA licensed developmental therapeutic end item to include all New Drug Application and Licensure activities resulting in the delivery of at least [+] of an FDA approved therapeutic. This line item includes all associated Management, Regulatory Affairs, FDA submissions and Official program reporting requirements (to include [+] if required), in accordance with the Contractor’s Statement of Work (SOW), dated 3/11/10, Attachment 2 of Section J. Reporting requirements are delineated in Contract Data Requirements List DD Form 1423, attached as Exhibits A001 through A006 in Section J.

FOB: Destination

	TARGET COST			$[+]
	TARGET FEE			$[+]
	TOTAL TGT COST + FEE			$[+]
	MINIMUM FEE			$[+]
	MAXIMUM FEE			$[+]
	SHARE RATIO ABOVE TARGET			[+]
	SHARE RATIO BELOW TARGET			[+]

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Section C - Descriptions and Specifications

SECTION C

Contractor’s Statement of Work, dated 3/11/10, Attachment 1 and 2, Section J.

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Section D - Packaging and Marking

SECTION D

Packaging and Marking shall be in accordance with FDA regulations as described in Contractor’s Statement of Work, dated 3/11/10, Attachment 1and 2 in Section J.

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
000101	N/A	N/A	N/A	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
000501	N/A	N/A	N/A	Government
0006	Destination	Government	Destination	Government
0007	Destination	Government	Destination	Government
0008	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001

52.246-16	Responsibility For Supplies	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

52.246-11 HIGHER-LEVEL CONTRACT QUALITY (FEB 1999)

The Contractor shall comply with the higher-level quality standard selected below. (If more than one standard is listed, the offeror shall indicate its selection by checking the appropriate block.)

Title	Number	Date	Tailoring

ISO 9001/2000 or higher;

X              Quality System in compliance with FDA quality requirements

(End of clause)

+    DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	25-MAR-2012	Lot	Transformational Medical Technologies Initiative Defense Threat Reduction Agency 8725 John J. Kingman Road, stop 6201 Fort Belvoir, VA, 22060-6201 FOB: Destination	HDTRA1

000101	N/A	N/A	N/A

0002	09-FEB-2015	Lot	Same As Above FOB: Destination	HDTRA1

0003	08-NOV-2015	Lot	Same As Above FOB: Destination	HDTRA1

0004	07-SEP-2016	Lot	Same As Above FOB: Destination	HDTRA1

0005	01-APR-2012	Lot	Same As Above FOB: Destination	HDTRA1

000501	N/A	N/A	N/A

0006	09-FEB-2015	Lot	Same As Above FOB: Destination	HDTRA1

0007	08-NOV-2015	Lot	Same As Above FOB: Destination	HDTRA1

0008	07-SEP-2016	Lot	Same As Above FOB: Destination	HDTRA1

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Section G - Contract Administration Data

SECTION G

PAYMENTS:

Detailed Copies of all payment requests will be provided electronically to the Government points of contact listed below at the same time of submission to WAWF:

Contracting Office:

USASMDC

Attn: SMDC-RDC-EB/S. O’Connell 64 Thomas Johnson Drive

Frederick, MD 21702

Telephone: 301-619-2895

Fax: 301-619-5069

Email: sandra.oconnell@us.army.mil

Contracting Officers Representative (COR):

CLINS 0001-0004

John Anderson

8725 John J. Kingman Road, stop 6201
Fort Belvoir, VA 22060-6201

Telephone: (703)767-2908

Email: John.anderson@dtra.mil

CLINS 0005-0008
Adekunle Famodu
8725 John J. Kingman Road, stop 6201

Fort Belvoir, VA 22060-6201

Telephone: (703)767-7935

Email: Adekunle.famodu@dtra.mil

ACCOUNTING AND APPROPRIATION DATA

AA: 970040026TM5YTMW61D255999BD33800000S49012 DODAAC: HD1115

AMOUNT: $[+]

CIN 000000000000000000000000000000: $[+]

ACCOUNTING AND APPROPRIATION DATA

AB: 970040026TM5YTMW61D255999BD337801000S49012 DODAAC: HD1115

AMOUNT: $[+]

CIN 000000000000000000000000000000: $[+]

CLAUSES INCORPORATED BY REFERENCE

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

252.201-7000	Contracting Officer’s Representative	DEC 1991

CLAUSES INCORPORATED BY FULL TEXT

INVOICING INSTRUCTIONS

a.  The contractor shall submit payment request electronically in accordance with DFARS 252.232-7003 utilizing Wide Area Work Flow (WAWF). The WAWF application allows DOD vendors to submit and track invoices and receipt/acceptance documents electronically. The contractor shall register with WAWF at https://wawf.eb.mil and ensure an electronic business point of contract (POC) is designated in the Central Contractor Registration site at http://www.ccr.gov within ten (10) days after award of this contract. Payments made under this contract shall be via Electronic Funds Transfer (EFT) and shall be based on the EFT information contained in the Central Contractor Registration (CCR) database. The contractor shall ensure that its EFT information in the CCR database remains current and correct.

b. Multiple pricing structures may be utilized for this contract or, if a task ordering contract, for individual task orders issued thereunder. In order to ensure the successful flow of WAWF documents, the type of payment request submitted shall be based on the following as applicable:

☐            Invoice and Receiving Report (COMBO): applicable to Firm-Fixed-Price (FFP) contracts/task orders that include the delivery of supplies/hardware.

☐            Invoice as 2-in-1: applicable to Labor Hour and FFP contracts/task orders for services only.

☒           Cost Voucher: applicable to Time and Material (T&M) and Cost-Reimbursement type contracts/task orders.

☐            Construction Invoice: applicable to contracts/task orders for construction.

c.  WAWF requires the following data for each payment request: (To be provided by the Government. If a task ordering contract, each awarded task order shall identify this information)

Contract/Task Order Data

Contractor CAGE Code: 49WU1
Issue by DODAAC: W9113M
Admin by DODAAC: S4801A
Inspect by DODAAC: S4801A
Accept by DODAAC: S4801A
Ship to DODAAC: HD1115
Payment by DODAAC: HQ0339

Email Points of Contact Listing

Inspector: TBD

Acceptor: TBD

Contracting Specialist: sandra.oconnell@us.army.mil

Contracting Officer:

Contracting Officer’s Technical Representative: John.anderson@dtra.mil (CLINs 1-4)
Adekunle.famodu@dtra.mil (CLINs 5-8)

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

d. Questions concerning payments shall be directed to the Defense Finance and Accounting Service (DFAS). The appropriate DFAS office is indentified in the “PAYMENT WILL BE MADE BY” block on the contract award coversheet. Please have your contract and, if applicable, task order number ready when calling about payments. Payment and receipt information may be accessed using the DFAS web site MyInvoice. MyInvoice is a web-based application developed specifically for contractors/vendors and Government/ Military employees to obtain invoice status. It is an interactive web-based system, accessible 24/7. Users must allow pop-up messages within this system. Your contract and, if applicable, task order number or invoice number will be required to inquire about the status of your payment. For additional information, see the MyInvoice website at https://myinvoice.csd.disa.mil/ or visit http://www.dfas.mil/contractorpay/ electroniccommerce/myinvoice.html.

e.  The contractor may submit requests for payment through WAWF not more frequently than monthly (or bi-weekly if a small business).

f.  For Labor Hour and T&M contracts/task orders, payment requests for labor shall be based on the total labor hours/DPPH expended thereunder for the applicable billing period. These labor charges shall be derived by applying the total hours expended for each labor category multiplied by the applicable fixed-labor rates specified in the contract/task order. Labor charges for cost-reimbursement contracts/task orders shall be based on the total hours expended for each labor category multiplied by actual direct labor rates plus applicable indirect burdens and fee. Travel and ODC/material under T&M and Cost-Reimbursement type contracts/task orders shall be billed at actual costs. For each payment request, the contractor shall attach/upload into WAWF sufficient documentation as to how the billed amounts were derived/calculated.

g. For Firm-Fixed-Price contracts/task orders, payments on the total contract price (excluding any unexercised options) may be requested in equal monthly (or bi-weekly if a small business) amounts calculated over the life of the contract/task order unless alternative payment schedules (e.g., performance-based payments) are specified elsewhere in the contract, or if applicable, in individual task orders.

h. For each payment request, the contractor shall maintain sufficient documentation to substantiate the submitted charges. Such documentation shall include evidence of actual expenditures/payment such as individual daily job timecards, subcontractor/vendor invoices and payment receipts, or other substantiation specified by the Contracting Officer. Such data shall be maintained and readily available for audit purposes, but shall not be included with the WAWF submission. The contractor shall provide such documentation within 7 days of request by the Procuring Contracting Officer, Administrative Contracting Officer, or DCAA auditor.

i.   The contractor shall ensure that each payment request submitted in WAWF denotes that the Contracting Officer and Contract Specialist will receive a copy of the payment request notice.

j.   Except for FFP contracts/task orders, the contractor and each assignee under an assignment entered into under this contract or, if applicable, an individual task order and in effect at the time of final payment on this contract or, if applicable, an individual task order issued under this contract, shall execute and deliver, at the time of and as a condition precedent to, any final payment thereunder, a release discharging the Government, its officers, agents, and employees, of and from all liabilities, obligations, and claims arising out of, or under, the specific contract/task order. These closing documents shall be submitted with the final payment request.

k.  The contractor shall submit final payment requests for Labor Hour and FFP contracts/task orders within 120 days (or longer if approved in writing by the Contracting Officer) after contract/order completion. For T&M or Cost-Reimbursement type contracts/task orders, the contractor shall prepare a final payment request within 120 days (or longer if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates to reflect the settled amounts and rates for the performance period covered. The cognizant DCAA shall perform a final audit on the contractor’s final payment request to determine allowable costs. The Administrative Contracting Officer may utilize the cumulative allowable worksheets included with the DCAA incurred cost audit reports in lieu of

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

requesting DCAA to perform the final closeout audit to determine the final costs on the cost reimbursable portions of the contract/task order.

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Section H - Special Contract Requirements

SECTION H

H. 1 SECURITY CONSIDERATIONS

At this time, there are no anticipated classified materials or performance required for this acquisition. However, if mandated by a program and/or contractual requirements in the future, the selected contractor(s) may need to have a Facility Security Clearance and Personnel Security Clearances to maintain a safeguarding capability through SECRET clearance level in accordance with the Industrial Security Regulation, DoD 5220.22-R and the National Industrial Security Program Operating Manual, DoD 5220.22-M. Following contract award, should classified information be required, it will be safeguarded in accordance with these documents, including submission of a DD Form 254 and Government generation of a Security Classification Guide. The contractor(s) will receive routine Government audits of their industrial security management system to ensure adequate security safeguards have been established and maintained. The Government’s assigned Industrial Security Representative will determine the frequency of such formal reviews, but a review will normally be conducted on an annual basis.

Although not anticipated at this time, should performance of the contract(s) require physical access to a Federally-controlled facility, the contractor(s) shall comply with the Office of Management and Budget Guidance M-05-24, dated August 5, 2005, Implementation of Homeland Security Presidential Directive 12-Policy for a Common Identification Standard for Federal Employees and Contractors. The Government will coordinate all actions necessary for access to a Federally-controlled facility to ensure proper and only essential access is provided to the contractor(s).

Ebola and Marburg viruses are category A select agents as classified by the CDC and require BSL-4 containment facilities. Therefore, this contract will involve access to Biological Select Agents and Toxins (BSAT). The Contractors will be required to certify they are registered in accordance with Federal, State, and local regulations, including with the CDC and the Animal and Plant Health Inspection Service. The Contractor will be required to comply with DoD Directive 5210.88, Safeguarding Biological Select Agents and Toxins; DoDI 5210.89, Minimum Security Standards for Safeguarding Biological Select Agents and Toxins; Army Regulation (AR) 50-1, Biological Surety; and AR 190-17, Biological Select Agents and Toxins Security Program; and AR 190-51, Army Physical Security Program.

The HFV Class will not generate or require the use of classified information or classified material of any kind. The data generated in the projects would be considered “unclassified controlled information” at best. The Contractor must meet the requirements for working with unclassified controlled information set forth by DoDD 5200.1.

The Contractor will comply with DoDD 5200.1 Appendix C in the marking of all documents and media items, safeguarding of all information, accessing of all information, storage of all project data, reproduction and disposal of all information, handling and transport of all information, management of the Information Security Program, and limited control and distribution of some project documents.

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H.2 TEST AND EVALUATION

The HFV Class of Therapeutics will be developed in full accordance with FDA regulations and guidelines established by CFR 21, the Pure Food and Drug Act. The FDA mandates test and evaluation processes that follow a series of phases that establish the effectiveness and safety of new drugs. The FDA issues extensive mandatory guidance and requires submission of substantive evidence for FDA review. Only after FDA approval can work proceed from one phase to the next. The FDA process is mandatory for licensure. The Government will utilize the Contractor’s validated information and FDA process documentation in evaluating progress and conformance with TPP Guidelines.

H.3.       PROHIBITION OF USE OF LABORATORY ANIMALS
Information and guidance is provided at the following web site:
https://mrmc.amedd.army.mil/index.cfm?pageid=research_protections.acuro

https://mrmc.amedd.army.mil/rodorpaurd.asp

** PROHIBITION — READ FURTHER FOR DETAILS **

Notwithstanding any other provisions contained in this award or incorporated by reference herein, the recipient is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Materiel Command, Animal Care and Use Office. You will receive written approval to begin research under the applicable protocol proposed for this award from the US Army Medical Research and Materiel Command, Animal Care and Use Office under separate letter to the recipient and Principal Investigator. A copy of this approval will be provided to the US Army Space and Missile Defense Command for the official file. Non-compliance with any provision of this clause may result in the termination of the award.

H.4.       PROHIBITION OF USE OF HUMAN SUBJECTS
Information and guidance is provided at the following web site:

https://mrmc.amedd.army.mil/rodorphrpo.asp

** PROHIBITION — READ FURTHER FOR DETAILS **

Research under this award involving the use of human subjects may not begin until the U.S. Army Medical Research and Materiel Command’s Office of Research Protections, Human Research Protections Office (HRPO) approves the protocol. Written approval to begin research or subcontract for the use of human subjects under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HRPO, under separate letter to the funded institution and the Principal Investigator. A copy of this approval will be provided to the US Army Space and Missile Defense Command for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

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H.5. PROHIBITION OF USE OF HUMAN ANATOMICAL SUBSTANCES
Information and guidance is provided at the following web site:

https://mrmc.amedd.army.mil/rodorphrpo.asp

** PROHIBITION — READ FURTHER FOR DETAILS**

Research at funded institutions using human anatomical substances may not begin until the U.S. Army Medical Research and Materiel Command’s Office of Research Protections, Human Research Protections Office (HRPO) approves the protocol. Written approval to begin research or subcontract for the use of human anatomical substances under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HRPO, under separate letter to the funded institution and the Principal Investigator. A copy of this approval will be provided to the US Army Space and Missile Defense Command for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

H.6 Post-Award Evaluations of Contractors’ Performance and Down-Select Criteria

H.6.1 This acquisition provides that Contractors with products that fail in development or in default of contract requirements will not be continued by option exercise (if not defaulted sooner).

H.6.2 All other performing Contractors will not be denied the opportunity to continue performance under an option clause by the Government’s decision to exercise or not exercise an option, or otherwise, absent a best value comparative evaluation using established RFP evaluation criteria. The criteria shall include, but not be limited to, post-award performance, the Government’s preference to avoid therapeutics addressing duplicative indications and the Anti-Viral TPP Guidelines. Trade-offs can be considered at down-select points in the evaluation of each candidate against the evaluation criteria. The Government’s right to unilaterally decide not to exercise all options and to discontinue the development of all HFV therapeutics is paramount.

H.6.3 In the event a best value comparative evaluation becomes necessary or is desired at a down-select point, selection shall be based on evaluation of the contractors’ actual post-award contract performance against evaluation criteria established in the RFP to include the Anti-Viral TPP Guidelines and the Government’s preference to avoid therapeutics addressing duplicative indications.

CLAUSES INCORPORATED BY REFERENCE

252.234-7002	Earned Value Management System	APR 2008

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Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.203-14	Display of Hotline Poster(s)	DEC 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.204-10	Reporting Subcontract Awards	SEP 2007
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records—Negotiation	MAR 2009
52.215-2 Alt I	Audit and Records—Negotiation (Mar 2009) Alternate I	MAR 2009
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data—Modifications	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data—Modifications	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-16	Facilities Capital Cost of Money	JUN 2003
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-23	Limitations on Pass-Through Charges	OCT 2009
52.216-7	Allowable Cost And Payment	DEC 2002
52.219-6	Notice Of Total Small Business Set-Aside	JUN 2003
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-14	Limitations On Subcontracting	DEC 1996
52.222-19	Child Labor — Cooperation with Authorities and Remedies	AUG 2009
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.222-50	Combating Trafficking in Persons	FEB 2009
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003

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52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-11	Patent Rights—Ownership By The Contractor	DEC 2007
52.227-14	Rights in Data—General	DEC 2007
52.227-23	Rights to Proposal Data (Technical)	JUN 1987
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.232-1	Payments	APR 1984
52.232-17	Interest	OCT 2008
52.232-20	Limitation Of Cost	APR 1984
52.232-22	Limitation Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.242-17	Government Delay Of Work	APR 1984
52.243-2	Changes—Cost-Reimbursement	AUG 1987
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-2	Subcontracts	JUN 2007
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	AUG 2009
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	JAN 2009
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense- Contract-Related Felonies	DEC 2008
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7006	Billing Instructions	OCT 2005
252.204-7008	Export-Controlled Items	APR 2010
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7003	Item Identification and Valuation	AUG 2008
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7004	Excessive Pass-Through Charges	MAY 2008
252.223-7001	Hazard Warning Labels	DEC 1991
252.225-7004	Report of Contract Performance Outside the United States and Canada—Submission after Award	MAY 2007
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	MAY 2007
252.225-7012	Preference For Certain Domestic Commodities	DEC 2008
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990

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252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7002	Animal Welfare	DEC 1991
252.235-7004	Protection of Human Subjects	JUL 2009
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	AUG 2009
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.216-10 INCENTIVE FEE (MAR 1997)

(a) General. The Government shall pay the Contractor for performing this contract a fee determined as provided in this contract.

(b) Target cost and target fee. The target cost and target fee specified in the Schedule are subject to adjustment if the contract is modified in accordance with paragraph (d) below.

(1)  “Target cost,” as used in this contract, means the estimated cost of this contract as initially negotiated, adjusted in accordance with paragraph (d) below.

(2)  “Target fee,” as used in this contract, means the fee initially negotiated on the assumption that this contract would be performed for a cost equal to the estimated cost initially negotiated, adjusted in accordance with paragraph (d) below.

(c) Withholding of payment. Normally, the Government shall pay the fee to the Contractor as specified in the Schedule. However, when the Contracting Officer considers that performance or cost indicates that the Contractor will not achieve target, the Government shall pay on the basis of an appropriate lesser fee. When the Contractor demonstrates that performance or cost clearly indicates that the Contractor will earn a fee significantly above the target fee, the Government may, at the sole discretion of the Contracting Officer, pay on the basis of an appropriate higher fee. After payment of 85 percent of the applicable fee, the Contracting Officer may withhold further payment of fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government’s interest. This reserve shall not exceed 15 percent of the applicable fee or $100,000, whichever is less. The Contracting Officer shall release 75 percent of all fee withholds under this contract after receipt of the certified final indirect cost rate proposal covering the year of physical completion of this contract, provided the Contractor has satisfied all other contract terms and conditions, including the submission of the final patent and royalty reports, and is not delinquent in submitting final vouchers on prior years’ settlements. The Contracting Officer may release up to 90 percent of the fee withholds under this contract based on the Contractor’s past performance related to the submission and settlement of final indirect cost rate proposals.

(d) Equitable adjustments. When the work under this contract is increased or decreased by a modification to this contract or when any equitable adjustment in the target cost is authorized under any other clause, equitable adjustments in the target cost, target fee, minimum fee, and maximum fee, as appropriate, shall be stated in a supplemental agreement to this contract.

(e) Fee payable. (1) The fee payable under this contract shall be the target fee increased by [+] [Contracting Officer insert Contractor’s participation] cents for every dollar that the total allowable cost is less than the target cost or decreased by [+] [Contracting Officer insert Contractor’s participation] cents for every dollar that the total allowable

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

cost exceeds the target cost. In no event shall the fee be greater than [+][Contracting Officer insert percentage] percent or less than . . . .[+] . . . . . . [Contracting Officer insert percentage] percent of the target cost.

(2) The fee shall be subject to adjustment, to the extent provided in paragraph (d) above, and within the minimum and maximum fee limitations in subparagraph (1) above, when the total allowable cost is increased or decreased as a consequence of (i) payments made under assignments or (ii) claims excepted from the release as required by paragraph (h)(2) of the Allowable Cost and Payment clause.

(3) If this contract is terminated in its entirety, the portion of the target fee payable shall not be subject to an increase or decrease as provided in this paragraph. The termination shall be accomplished in accordance with other applicable clauses of this contract.

(4) For the purpose of fee adjustment, “total allowable cost” shall not include allowable costs arising out of—

(i)   Any of the causes covered by the Excusable Delays clause to the extent that they are beyond the control and without the fault or negligence of the Contractor or any subcontractor;

(ii)   The taking effect, after negotiating the target cost, of a statute, court decision, written ruling, or regulation that results in the Contractor’s being required to pay or bear the burden of any tax or duty or rate increase in a tax or duty;

(iii)  Any direct cost attributed to the Contractor’s involvement in litigation as required by the Contracting Officer pursuant to a clause of this contract, including furnishing evidence and information requested pursuant to the Notice and Assistance Regarding Patent and Copyright Infringement clause;

(iv)  The purchase and maintenance of additional insurance not in the target cost and required by the Contracting Officer, or claims for reimbursement for liabilities to third persons pursuant to the Insurance Liability to Third Persons clause;

(v) Any claim, loss, or damage resulting from a risk for which the Contractor has been relieved of liability by the Government Property clause; or

(vi)  Any claim, loss, or damage resulting from a risk defined in the contract as unusually hazardous or as a nuclear risk and against which the Government has expressly agreed to indemnify the Contractor.

(5) All other allowable costs are included in “total allowable cost” for fee adjustment in accordance with this paragraph (e), unless otherwise specifically provided in this contract.

(f)  Contract modification. The total allowable cost and the adjusted fee determined as provided in this clause shall be evidenced by a modification to this contract signed by the Contractor and Contracting Officer.

(g) Inconsistencies. In the event of any language inconsistencies between this clause and provisioning documents or Government options under this contract, compensation for spare parts or other supplies and services ordered under such documents shall be determined in accordance with this clause.

(End of clause)

52.217-7 OPTION FOR INCREASED QUANTITY—SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days. In Accordance with Section H.6.

(End of clause)

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52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (APR 2009)

(a) Definitions. As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1)  Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2)  Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3)  For long-term contracts—

(i)   Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii)  Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/.

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

+           DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(f)    If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g)   If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it ( ) is, ( ) is not a small business concern under NAICS Code 541711- assigned to contract number             .

(Contractor to sign and date and insert authorized signer’s name and title).

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil

(End of clause)

252.204-7000 DISCLOSURE OF INFORMATION (DEC 1991)

(a) The Contractor shall not release to anyone outside the Contractor’s organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless—

(1)   The Contracting Officer has given prior written approval; or

(2)   The information is otherwise in the public domain before the date of release.

(b) Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer at least 45 days before the proposed date for release.

(c) The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor to the Contracting Officer.

(End of clause)

252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material

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based on or developed under this contract, stated in the following terms: This material is based upon work supported by the US Army Space and Missile Defense Command under Contract No. [Insert upon award]

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the [name of contracting agency(ies)].

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Section J - List of Documents, Exhibits and Other Attachments

SECTION J

LIST OF ATTACHMENTS

Attachment No.	Description	Date	Number of Pages
1	Contractor’s Statement of Work — Ebola Virus	3/11/10	57

2	Contractor’s Statement of Work — Marburg Virus	3/11/10	57

Exhibit No.

A001 Contract Work Breakdown Structure (CWBS)

A002 Contractor’s Progress, Status, & Management Report

A003 Contract Funds Status Report, DD Form 1586

A004 Integrated Master Schedule

A005 Contract Performance Report

A006 In Process Review

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AVI BioPharma, Inc.
HFV-ZEBOV	Volume X Appendix B: Revised Statement of Work

Appendix B: Revised Statement of Work

3.0 CONTRACT

AVI BioPharma (AVI) Statement of Work for AVI-6002 as an effective therapeutic for ebolavirus:

3.2 CLIN0001 Technology Development (Part 1): AVI will deliver the developmental therapeutic end item that has completed [+] clinical trials, with all the associated preclinical and regulatory requirements sufficient and in place to support its delivery. This will comprise all those activities necessary for our candidate drug product to complete the US GOVERNMENT (USG) Statement of Objectives for CLIN0001. We will complete the planning (including assessment and mitigation of risk) for manufacturing the drug supply, and execute process development to enable scale up from the current [+] batch GLP material, through a [+] batch cGMP engineering development scale, in anticipation of an ultimate [+] modular manufacturing scale; includes analytical methods development and validation ([+], drug substance) and method qualification (drug product), and development of specifications for lot release.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Drug product on which [+] clinical trials have been completed.

3.2.2 [+] Process Development and Qualification: AVI will prepare drug substance for use in subsequent [+] studies (includes the use of previously manufactured components outside this RFP to prepare drug substance). The [+] development program will improve process reproducibility and prepare for manufacturing at larger scales. AVI will investigate several steps that have shown variability [+], and examine steps that have challenges in scale-up [+]. The overall goal of drug substance development is to design a [+] process that is highly reproducible, and that can be demonstrated at [+] scale, and usable in the final manufacturing [+] scale. [+]. A stable, [+] form of the drug substance will be produced.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Design scalable processes for [+] and drug substance.

3.2.2.1 [+] Process Development and Qualification: The [+] development program is aimed at improving reproducibility and scalability, and ensuring the quality of the product. The overall goal is to design [+] process that is highly reproducible and easily scalable.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Finalization of a highly reproducible and easily scalable [+] process in preparation for manufacturing at larger scales.

3.2.2.1.1 Synthesis and Characterization of Authentics: This project will help ensure a consistent quality of product. [+]. These authentics will be used as markers in the analytical method validation to check the resolution of the methods.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Preparation of authentic impurity markers

Use or disclosure of data contained on this sheet is subject to the
W9113M-09-R-0008	restriction on the title page of this proposal.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

B1

AVI BioPharma, Inc.
HFV-ZEBOV	Volume X Appendix B: Revised Statement of Work

3.2.2.1.2 [+] Process Development: The [+] development program is aimed at improving reproducibility and scalability. It will investigate several steps that have shown [+]. The overall goal is to design a [+] process that is highly reproducible and easily scalable.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Improvement of specific steps and finalization of a highly reproducible and easily scalable [+] process.

3.2.2.1.3 Project Management, Operations and Oversight: Project management will oversee the CROs that are performing [+] process development and will also manage the in-house development effort

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.2.2 Drug Substance [+] Process Development: The drug substance [+] process development program will involve optimization of the [+] components of the manufacturing process. The overall goal is to design a highly reproducible and scalable [+] drug substance manufacturing process that can be demonstrated at an [+] and is usable in the final manufacturing [+] scale.

Period of Work: Approximately [+] days from time of award (e.g. [+].

Deliverable: Demonstration of a reproducible and scalable manufacturing process for drug substance.

3.2.2.2.1 Drug Substance [+] Process Development: Development activities are to include optimization of [+] to produce a scalable synthesis process as well as optimization of current [+] process to increase efficiency of [+]. Investigation of alternative [+] methods [+] will also be conducted.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Optimization of the synthesis and [+] components of the manufacturing process.

3.2.2.2.2 Project Management, Operations and Oversight: This element entails oversight and guidance of the development activities, as well as management of technical personnel.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.3 Manufacturing for Nonclinical Studies**: [+] production will occur at [+], and will supply all the [+] needed for CLIN0001 drug substance manufacture, plus a contingency plan for any drug substance batch needing to be repeated (this is essential to ensureconcordance with the timeline). Any excess [+] will be used during the scale up in CLIN0002. The current [+] drug substance process will be transferred to a contract manufacturing organization (CMO) accomplished in the [+] manufacture of oligomeric therapeutic drugs. The CMO will perform scaling of process to [+], plus process development and Reduction to Practice (RtP) run(s). Material for toxicology studies will be made.

**Drug Product for the [+] clinical trial has already been manufactured and is currently stored awaiting final preparations for the start of the study.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Produce drug substance for [+] studies using [+] scale drug substance process.

3.2.3.1 Manufacture [+]: This production is planned to occur at [+]. It will produce all the [+] needed for CLIN0001 drug substance manufacture plus a contingency if a drug substance batch needs to be repeated. Any excess [+] will be used during the scale up in CLIN0002.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Timely supply of [+] to support CLIN0001 drug substance development and manufacture.

3.2.3.1.1 Contract Negotiation, Material Acquisition: Finalize and sign contracts for production. Order long lead time and custom reagents to support upcoming campaign.

Period of Work: Approximately [+] month from time of award (e.g. [+]).

Deliverable: Contract and materials in place for [+] manufacture.

3.2.3.1.2 Manufacture [+]: Produce all the [+] needed for CLIN0001 drug substance development and manufacture.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Timely supply of [+] to support CLIN0001 drug substance development and manufacture.

3.2.3.1.3 Quality Audits and Review: Quality audits are managed by the Director of QA and scheduled in accordance with the Audit Master Schedule. Automatic audit reminders are issued by the EDMS. Auditors schedule travel to and from audits, write audit reports, provide lists of findings and make recommendations. The Director of QA oversees all operational aspects of audits, procedures connected with audits and audit reports. Audit findings, recommendations and responses are reviewed by the Director of QA, the VP of Regulatory Affairs and QA. Non-compliance issues are brought to the attention of the Chief Executive Officer (CEO), personally, by the Director of QA on a biweekly basis. In addition, a QA Unit and Compliance Report is written monthly by the Director of QA and presented to the CEO in a 1:1 meeting. Functional management and staffing of the QA Unit is the responsibility of, and managed by, the VP of Regulatory Affairs and QA.

Quality Audits include non-cGMP, non-GLP, cGMP or GLP audits, depending on the process step and may include audits of non-regulated facilities (non-cGMP and non-GLP facilities) or audits of facilities that are required to comply with cGMP or GLP. These are Direct Impact audits of Contract Manufacturing Organizations (CMOs), quality control testing , storage and distribution facilities connected with the manufacture of [+] and activated tails. Audit documentation includes a list of questions directly suited to the service provided by the CMO and an ICH Q7-compliant audit checklist. All CMOs must be audited and approved by QA and, when applicable, readiness for Pre-Approval Inspection (PAI) by the FDA or other regulatory agency is evaluated at an appropriate time during an audit. Audit records have limited, controlled review access for authorized departmental and senior management staff, and are

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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reviewed through and archived using the EDMS.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: QA approved CMO (vendor) and release of manufactured [+] for AVI-6002 program. Audit report completed and satisfactory resolution of responses to findings for CMO providing [+]. Lot release of [+] for drug substance manufacturing program in accordance with QA-approved specifications using analytical methods.

3.2.3.1.4 Project Management, Operations and Oversight: Project management will oversee the CMO that is doing the CLIN0001 production.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.3.2 Manufacture Drug Substance: Select CMO experienced in [+] synthesis of [+] drugs. Tech transfer of [+] scale process for drug substance; scale-up of process to [+], process development and RtP run(s); determine stable [+] form for drug substance.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Achieve [+] scale drug substance process and produce material for [+] studies.

3.2.3.2.1 Select and Contract CMO: CMOs capable of performing [+] synthesis have been reviewed for suitability for the API manufacture, [+], and isolation. Site visits will be performed followed by quality audits, contract negotiations, technical transfer, and Quality agreement execution.

Period of Work: Approximately [+] months from time of award (e.g. [+])

Deliverable: Selection and completion of contracts with a suitable CMO for API manufacture.

3.2.3.2.2 Manufacturing Tech Transfer at 8L: Production will be introduced at the current [+] scale to allow comparability of previous lots and to transfer knowledge to the new CMO. Each API will be made and purified at this scale with the objective being to produce material suitable for toxicological studies.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Demonstration of successful tech transfer of current [+] sale and production of material suitable for [+] studies.

3.2.3.2.3 Process Development, Reduction to Practice at [+]: After the [+] tech transfer campaigns, the process size will be adapted to a [+] size as part of normal development in order to produce more material suitable for [+] studies. At this point process changes may be introduced to make the process more efficient as long as the impurity profiles remain unchanged.

Period of Work: Approximately [+] months (e.g. [+]).

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Demonstration of scalability of manufacturing process to [+] scale by successful completion of RtP run(s).

3.2.3.2.4 Project Management, Operations and Oversight: As part of the normal course of outsourcing production, regular team meetings will be held and updates provided. Production oversight from site visits and data review will be shared and discussed. Regular conference calls with the CMO will be established to review progress and results.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget

3.2.4 Develop and Validate Analytical Assays and Lot Release Specifications: Existing analytical methods will be refined and validated for each [+]. Methods for drug substance will be developed and validated to meet characterization criteria set with the FDA for release. For the drug product assays, development will utilize synergies with drug substance methods to reduce time and cost of method qualification. For both drug substance and drug product, AVI will qualify vendors, facilities and conduct audits.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Validated assays for [+] and drug substance, qualification of the drug product assays, and development of lot release specifications for [+], drug substance and drug product.

3.2.4.1 [+] Analytical Method Development and Validation: Existing analytical methods will be refined and validated for each [+].

Period of Work: Approximately [+] days from time of award (e.g. [+])

Deliverable: Audited report for validated analytical methods for each [+].

3.2.4.1.1 Method Development and Validation: Methods confirming process consistency will be developed by a qualified subcontractor. Methods for assay and impurity profile will be validated to established criteria for cGMP starting materials.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Audited report for validated analytical methods for each [+].

3.2.4.1.2 Identify Impurities above ID Threshold: Process-critical impurities will be synthesized and included in the validation process. Markers for known impurities will be synthesized as part of the impurity profile. Chromatograms of historic lots will be generated using the refined analytical methods. A team of chemists will work on identifying and synthesizing all impurities that occur [+].

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Identification and preparation of markers for all impurities that occur above the [+].

3.2.4.1.3 Develop (Assess and Refine) Lot Release Specifications: To ensure consistent quality, a team will assess and refine all the [+] lot release specifications.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Preparation of a lot release specification for each [+].

3.2.4.1.4 cGMP Audits: See section 3.2.3.1.3 Quality Audits and Review for general description of Quality Audits. cGMP audits are performed by experienced auditors for the Contract Manufacturing Organizations (CMOs), quality control testing and storage and distribution facilities. Audits employ a checklist approach, based on regulatory requirements and ICH Q7 guidelines, which are customized to comply with requirements for each subcontractor site and circumstance. When applicable, the readiness for a Pre-Approval Inspection by the FDA or other regulatory agency (PAI) of cGMP and GLP subcontractors is also evaluated. Under the Quality System, batch release specifications, test methods and quality control test results, protocols for stability studies and analytical methods and study reports or data are reviewed for compliance with regulations and guidelines and approved by the Director of QA.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Audit report completed and satisfactory resolution of responses to findings by subcontract laboratories testing [+] for drug substance for subsequent clinical use.

3.2.4.1.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.4.2 Drug Substance (DS) Analytical Method Development and Validation: Drug substance analytical methods will be developed and validated to meet characterization criteria set forth by regulatory agency for release. Impurities will be isolated and identified. Subcontractors will be qualified, and audits performed, by AVI QA Unit.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Audited report for validated analytical methods for drug substance release.

3.2.4.2.1 Method Development and Validation: Methods, compliant with regulatory expectations, will be developed for impurity profile, assay, identity and description. Method validation will be performed by qualified vendor.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Methods for impurity profile, assay, identity and description, validated and audited report as appropriate.

3.2.4.2.2 Identify Impurities above [+]: Impurities will be identified and the identity verified by synthesis of authentic compounds. Detection level of impurities will be established.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Establish identity and detection levels of impurities.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.2.4.2.3 Develop (Assess and Refine) Lot Release Specifications: Release specifications will be established that ensure consistency between production lots. RTP batches will be used to refine release specifications and assess the analytical method capability to meet the specification threshold according to ICH Q6A recommendations. Director of QA participates in review and approval of specifications that are compliant with cGMP and compendial requirements.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: cGMP-compliant lot release specifications are approved for drug substance for subsequent clinical use.

3.2.4.2.4 Quality Audits and review: Documentation for drug substance (DS) analytical method development and validation will be reviewed by QA for compliance with regulatory requirements. See section 3.2.3.1.3 Quality Audits and Review and section 3.2.4.1.4 cGMP Audits. Audits occur, reports are completed and satisfactory responses are received to audit findings. Director of QA reviews and approves validation protocols and validation reports for the analytical methods.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Audits occur, audit reports are completed audit findings are resolved and validated analytical tests and methods are approved for drug substance.

3.2.4.2.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.4.3 Drug Product (DP) Analytical Method Development and Qualification: Drug product analytical method development and qualification will characterize phosphate buffered saline filled drug product. Method development will utilize synergies with drug substance methods to reduce time and cost of method qualification. Includes subcontractor qualification and audits by AVI QA Unit.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Qualified analytical test methods (validated assay method) that comply with the FDA’s quality and regulatory requirements for release of drug product.

3.2.4.3.1 Method Development and Qualification: Methods, compliant with regulatory expectations, will be developed for impurity profile, assay, identity, and description. Method qualification will be performed by qualified vendor. A contract analytical development laboratory will be chosen, and methods for drug product analysis and release will be developed that comply with the FDA’s quality and regulatory requirements.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Audited reports for qualified methods for impurity profile, identity, and description and validated method for assay

3.2.4.3.2 Identify Impurities above ID Threshold: Impurities will be identified and the identity verified by synthesis of authentic compounds. Detection level of impurities will be established.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months (e.g. [+])

Deliverable: Establish identity and detection levels of impurities.

3.2.4.3.3 Develop (Assess and Refine) Lot Release Specifications: Release specifications will be established that ensure consistency between production lots. RTP batches will be used to refine release specifications and assess the analytical method capability to meet the specification threshold according to ICH Q6A recommendations.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Lot release specification in compliance with the FDA’s quality and regulatory requirements for drug product for subsequent clinical use.

3.2.4.3.4 cGMP Audits: Documentation for drug product (DP) analytical method development and validation will be reviewed by QA for compliance with regulatory requirements. See section 3.2.4.1.4 above. Audit occurs, report completed and satisfactory resolution of responses to findings by subcontract testing laboratories developing analytical methods and testing drug product for subsequent clinical use. Lot release will occur using QA-approved validated analytical methods and specifications compliant with compendia and other regulatory requirement.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Completed and QA reviewed validation reports. Audit report completed and satisfactory resolution of responses to findings by subcontract testing laboratories. Lot release tests and specifications that comply with the FDA’s quality and regulatory requirements are approved by the Director of QA.

3.2.4.3.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.5 Nonclinical Toxicology: AVI will conduct [+] studies [+]. A new assay will be used for the determination of drug levels in biological matrices, and each component of the study drug will be assayed independently. The method will be validated (GLP) in plasma as is required for study protocols for pharmacokinetic analysis. An existing [+] will be transferred and validated (GLP) for the analysis of dosing solutions, over a [+]. The single dose [+] will evaluate the effect of a single dose on target organs observed. Quality Audits will be conducted on the contract research organization (CRO) and the audit records maintained by the AVI EDMS.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Completed GLP-compliant non-clinical toxicology study reports for studies in [+], including [+] reports.

3.2.5.1 [+] Method Validation: Feasibility studies have proven a [+] method acceptable for the determination of drug levels in biological matrices. Each component of the study drug is assayed

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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independently. The method will be validated (GLP) in matrices corresponding to samples specified by study protocols for pharmacokinetic analysis [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report on validated [+] method for detection of drug levels in biological matrices.

3.2.5.2 Analytical Method Validation for Determination of Dose Solution Concentration: An existing [+] method will be transferred and validated (GLP) for the analysis of dosing solutions. The method will be validated over a concentration range suitable for determination of concentration, homogeneity, and stability of the dose formulations for the non-clinical toxicology studies.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Audited final report on validated method for concentration of drug levels.

3.2.5.3 [+]: The single dose [+] study will evaluate the effect of a [+]. The results will have an impact on the dosages and escalation in the [+] trial. This study requires validation of the analytical method.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] study.

3.2.5.4 [+]: This study provides supportive data for the repeat dose study [+] that has been completed. Allow correlation of observed effects with exposure.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] study.

3.2.5.5 [+]: In vitro study to assess the effects of the test article on [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] study.

3.2.5.6 [+]: To investigate the actions of the test article/vehicle on action potential [+] methods. This study will identify potential risk of [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] study.

3.2.5.7 [+] with Long Recovery: [+]. This study will determine [+] in multidose clinical trial

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] Study with Long Recovery.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.2.5.8 cGLP Audits: Quality Audits conducted in this arena are Direct Impact audits of our Contract Research Organizations (CRO). Audits include a list of questions directly suited to the CRO and a GLP/cGMP [+] checklist. All CROs (through audits) are approved (or rejected) by QA and audit records are maintained by the AVI EDMS. See section 3.2.3.1.3 for general description of Quality Audits. Audits of [+] facilities, [+] laboratories, and related study data will be conducted by experienced auditors from the Quality Unit. Audits employ a checklist approach, based on regulatory requirements (21 CFR Part 58 for GLP compliance) and ICH guidelines. The checklists are customized to comply with requirements applicable for each subcontractor facility and type of testing. When applicable, the readiness for a Pre-Approval Inspection by the FDA or other regulatory agency (PAI) of GLP subcontractors is also evaluated.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audit and audit report completed and acceptable responses to findings received from subcontract [+] facilities and [+] laboratories testing AVI-6002 for [+]. GLP studies will occur using QA-approved protocols that meet regulatory and IUCAC and USG requirements and validated [+] methods are used.

3.2.5.9 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.6 Pilot [+] Studies: [+].

** [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Complete [+] studies.

3.2.6.1 [+]: [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, conduct and receive report for single vs combination agent AVI-6002 study.

3.2.6.2 GLP Audits: Quality Audits conducted in this arena are Direct Impact audits of our Contract Research Organizations (CRO). Audits include a list of questions directly suited to the CRO and a GLP/GMP (animal) checklist. All CROs (through audits) are approved (or rejected) by QA and audit records are maintained by the AVI EDMS. See section 3.2.5.8 above. See section 3.2.3.1.3 for general description of Quality Audits. Audits of animal testing facilities, bioanalytical laboratories, and related study data will be conducted by experienced auditors from the Quality Unit. Audits employ a checklist approach, based on regulatory requirements (21 CFR Part 58 for GLP compliance) and ICH guidelines. the checklists are customized to comply with requirements applicable for each subcontractor facility and type of testing. When applicable, the readiness for a Pre-Approval Inspection by the FDA or other regulatory agency (PAI) of GLP subcontractors is also evaluated.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable:. Audit and report completed and satisfactory responses to audit findings received from [+] facilities and [+] testing drug product for nonclinical studies. GLP studies will occur using QA-approved protocols that meet regulatory and IUCAC and USG requirements and validated bioanalytical methods are used

3.2.6.3 Project Management, Operations and Oversight: The antiviral team will meet regularly to review the protocol, monitor progress of the studies and evaluate observations. In addition, weekly conference calls with [+] will provide coordination of effort and timing.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.7 Contract Program Management**: AVI will track progress on each element in the contract, including all financial and reporting requirements; ensure compliance with contract and all government regulations. AVI will manage all subcontracts and ensure that their timelines are met, and the components contributed by each to the overall study are coordinated, on budget, and that they are compliant with all contract and Government regulations that are applicable.

**Work will continue during period [+] on this program — namely [+] and regulatory to prepare for [+] clinical study. Program management will be required to oversee those tasks.

Period of Work: Concurrent with all CLIN0001 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract management and financial oversight ensuring compliance.

3.2.7.1 Program Management: Track progress and manage issues as they arise.

Period of Work: Concurrent with all CLIN0001 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project management ensuring compliance.

3.2.7.2 Finance and [+]: Track financial work process and reporting.

Period of Work: Concurrent with all CLIN0001 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project financial management ensuring compliance.

3.2.7.3 Contract and Subcontract Management: Manage our compliance with contract and USG regulations; manage subcontractors and relationship with them.

Period of Work: Concurrent with all CLIN0001 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract and subcontract management ensuring compliance.

3.2.7.4 EDMS Installation, Validation, Implementation, Training and QA: AVI will implement enhancements to the Quality Systems Approach already in place, including installation of a secure 21CFR Part 11 compliant EDMS and preparation for electronic document submission to the FDA. AVI will train all pertinent staff on EDMS and Quality Assurance.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: EDMS system will have been selected, installed and fully operational. QA audits of all vendors will have been performed and any follow up action items identified and tracked.

3.3 CLIN0001 Technology Development — [+] Clinical Study (Part 2): Using the currently filed IND, and [+] data obtained subsequently, AVI will establish agreement with the FDA for the acceptable protocol** [+], such as [+] review and approval. AVI will conduct and report the [+] clinical study in healthy [+].

**Discussions with the FDA are planned for [+] which will cover the [+] and additional input to the proposed [+] study may be requested.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Final study report for [+] clinical study agreed upon by the government.

3.3.1 Support [+] Submission: An [+] cannot be granted until the appropriate legislative order has been given by Congress, however, AVI will submit a Request for Consideration for an [+] and briefing document (per Section 564(c) of the FD&C Act), amendments under Project Bioshield Act of 2004, and draft FDA Guideline of June 2005. The Request for Consideration will contain data from all available research and nonclinical studies together with draft protocol synopses for the [+] studies and the first clinical study. The FDA will be asked to provide advice on the additional requirements to achieve an [+].

As requested by the FDA in the meeting, AVI will continue to submit additional scientific, [+] and [+] study data in final study reports as [+] when the final reports are available with the intention of fulfilling all requirements for an [+] before such use is required.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Letter to the FDA requesting a meeting to discuss the Request for Consideration as an [+] and Briefing Document submitted as an [+]. In addition, after the meeting with the FDA the company’s notes of the meeting with the FDA will be submitted as an [+].

3.3.1.1 Support [+] Submission, Meeting with FDA and USG: AVI’s regulatory affairs staff will prepare the Meeting Request Letter and Briefing Document for the Request for Consideration as an [+] Meeting with the FDA and submit them as [+]. After the Meeting with the FDA, AVI’s regulatory affairs staff will prepare notes of the meeting and submit them as an [+].

The Request for Consideration as an [+] submissions will be planned, prepared and managed by AVI’s regulatory affairs staff, using FDA compliant electronic templates, e-publishing techniques and the EDMS. Meeting arrangements and follow-up Meeting Minutes will also be prepared and managed by RA. Oversight will be provided by AVI’s senior management.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Letter to the FDA requesting a meeting to discuss a Request for Consideration as an [+] and Briefing Document submitted as an [+]. After the meeting with the FDA the company’s notes of the [+] with the FDA will be submitted as an [+].

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.3.1.2 Project Management, Operations and Oversight: Consideration as an [+] request managed by AVI regulatory affairs, using FDA compliant electronic templates, electronic document management and e-submission. Meeting arrangements and follow-up meeting minutes also managed by RA. Oversight is provided by AVI’s senior management.

Period of Work: Approximately [+] month from meeting date being offered with FDA (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones to timeline and budget.

3.3.2 [+] Clinical Study: The [+] will be conducted with [+] to this award. The timeline will not allow AVI to wait for full manufacturing scale [+] cGMP drug product material, however the drug product used will be comparable and the assay method validated. The study and discussions with the FDA will be based on the IND already opened for drug product. Dosing will start at the [+]. Based on the pharmacokinetics, safety and general tolerability, [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: [+] clinical study report; study conducted with research scale cGMP drug product.

3.3.2.1 Clinical Site and Local Laboratory Activities: The study will be planned and executed at an audited, selected [+] Clinical Research Facility with support from a fully CLIA accredited laboratory. From initiation onward the site(s) will be monitored through to study completion and site close out.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, conduct and complete [+] clinical study. Provide all required data to the CRO for final study report.

Final report describing [+] clinical study conducted with research scale cGMP drug product manufactured at a cGMP-compliant facility.

3.3.2.1.1 Contracts and Budget: Contract and budget will be negotiated and agreed with the [+] CRO and supporting laboratories.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All contracts (site and laboratories) to permit study to be executed are agreed and signed.

3.3.2.1.2 Final Protocol to FDA; [+] submissions: Final [+] protocol submitted to FDA, [+]; feedback received and incorporated prior to study initiation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All approvals received before initiation of clinical study.

3.3.2.1.3 Site Activities: First Subject In to Last Subject Out: The study will be planned and executed at an audited, selected [+] Clinical Research Facility. Site will be involved with review of study specific documentation and trained prior to first subject first visit. All interactions with site will be documented. Regular site monitoring will be planned and documented to ensure data has been verified and entered in a timely fashion, while ensuring subject safety. Any compliance issues will be raised to the clinical

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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team for response.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: [+] clinical study conducted under cGCP and completed on schedule, within budget.

3.3.2.1.4 Site Close Out: After completion of the last subject last visit, all data queries will be completed by the site and/or laboratory, previously validated database locked, analyses run, and draft study report prepared. In parallel formal close out of the clinical site, with disposal of unused drug supplies and completion of all outstanding documentation will occur.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: All open queries and action items associated with clinical study execution are completed and documented in a site close out visit report.

3.3.2.2 Outsource Services: Identify, select and qualify subcontractors needed to execute clinical study. Assigned vendor personnel will participate in a kick off meeting in which study expectations and needs, including timelines, will be discussed. Protocol and procedure training will occur. A communication plan and reports will be developed prior to first subject enrolled.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Training records, meeting minutes confirming that subcontractors are trained to the study and ready to perform services.

3.3.2.2.1 [+] Method Validation: Feasibility studies have proven a [+] method acceptable for the determination of drug levels in [+] matrices. Each component of the study drug is assayed independently. The method will be validated (GLP) in matrices corresponding to samples specified by the clinical study protocol for pharmacokinetic analysis [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Validated [+] assay for drug levels in [+] matrices.

3.3.2.2.2 Clinical Research Organization and Data Management: The CRO is key to study success. Their team along with AVI personnel is responsible for site start up activities, site training, and study execution, including data collection and management. The statistical support is part of the CRO. This group and Data Management will develop the plans necessary for data collection, query management, data analysis and quality checks. They will prepare reports for the [+] reviews. The final clinical study report will be written by CRO personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Executed contract between AVI and CRO.

3.3.2.2.3 Central Laboratory Services and Data Transfer: Exploratory [+] accessioning and analyses will each be conducted at a central lab facility. Data from each will be sent to data management vendor for inclusion in final study report.

Period of Work: Approximately [+] months (e.g. [+]).

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Laboratory data report.

3.3.2.2.4 [+]: An independent [+] will be appointed to oversee and confirm dose escalation decisions. A [+] charter will be prepared and agreed with [+] members, a contract developed and a kickoff meeting and then dose escalation meetings with open and closed sessions. Members of the [+] will be available to review safety data and confirm or reject dose escalation to the next higher dose.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Decision to dose escalate; continue or stop study as documented in meeting minutes.

3.3.2.2.5 Provide Electronic Data Management with Access to US Government: Enable [+] web portal with secure access to assigned study, company, vendor and USG personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Functional secure EDC portal access.

3.3.2.2.6 Drug Warehousing and Distribution: Store clinical trial material at refrigerated conditions in secure, temperature controlled and monitored unit. Implement traceable distribution system with chain of custody documentation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide clinical trial material on time to site(s) and keep adequate records.

3.3.2.3 Study Documents for Clinical Sites and Final Study Report: The Clinical Research Organization (CRO) is responsible for preparing and providing to AVI for review all appropriate study specific documents, except the clinical protocol. Upon AVI authorization the CRO will send these documents to the sites in preparation for study start. Additionally, should any unexpected or serious safety events be reported, the CRO will document, discuss with AVI medical monitor, and complete the appropriate forms. At the study end, the CRO will prepare the tables, listings and figures and draft the final study report which will then be finalized with AVI input.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Shipping receipts showing what was sent to whom and when.

3.3.2.3.1 Prepare and Distribute Study Documents: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study, including but not limited to: study specific data collection forms (electronic case report forms), the study operations manual, training on the protocol, clinical trial material storage, inventory and administration, use of [+], safety reporting, and Good Clinical Practice regulations.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All study related documents including but not limited to: study plan and timeline, eCRF completion guidelines, monitoring reports, protocol compliance tracking, communication plan, meeting minutes, training materials and logs, drug accountability logs and final study report.

3.3.2.3.2 Final Study Report: Prepare compliant and complete final clinical study report

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Submission ready final clinical study report.

3.3.2.4 Regulatory Submissions and Templates: The near final draft clinical protocol, FDA Form 1571, FDA Form 3674, FDA Form 1572, information on the investigators (including a copy of the CV of the Principal Investigator), study facility, and [+] will be submitted as an [+] for review by the FDA. An electronic template that is compliant with electronic submission requirements will be used for the protocol. Other “Essential Documents” specified by the ICH guideline on Good Clinical Practice and 21 CFR will be collected and reviewed for compliance. The clinical study will be registered on www.Clinicaltrials.gov or an equivalent public access database.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: FDA Letter confirming that it is “Safe to Proceed” with the clinical study.

3.3.2.5 GCP Audits: Clinical data and document quality checks are carried out by clinical monitors during routine monitoring of each clinical study, as required under GCP. See section 3.2.1.3 for general description of quality Audits and Review. Quality Audits performed by experienced auditors from the QA Unit at clinical investigational sites (hospitals, etc.) are Direct Impact audits that will be specifically designed to verify compliance with GCP requirements and local and international regulatory regulations and guidelines. Audits will include contractor site selection audit, study audits during the study and an end of study audit. Audit documentation will be managed and archived in the EDMS

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audit and audit report are completed and satisfactory responses to audit findings are received from CRO’s clinical facilities and [+] laboratories testing drug product in clinical studies. GCP-compliant clinical studies will occur using QA-approved protocols that meet regulatory and Institutional Review Board, HIPAA and USG requirements. Validated [+] methods are used for testing clinical samples.

3.3.2.6 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress as part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the study plan. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.3.3 Store Drug Product from Clinical Lot for 2 Years Past End of Study: Samples from the drug product batches used in the [+] clinical study will be stored under specified controlled storage conditions for 2 years past the completion of the study.

Period of Work: Approximately [+] days (e.g. [+]).

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Store samples of drug product used in [+] clinical study.

3.3.3.1 Initiate Drug Product Storage at Drug Distributor Warehouse: Drug product from the clinical trial will be retained for at least 2 years past the end of the clinical study end. These samples will be held at the recommended storage temperature in a secured refrigerated unit that is calibrated and monitored.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Store samples of drug product used in [+] clinical study.

3.3.3.2 cGMP Audits: See section 3.2.3.1.3 Quality Audits and Review for general description of quality audits and section 3.2.4.1.4 for description of cGMP audits. Audits occur, audit reports are completed and satisfactory responses to audit findings are received from the subcontract facility storing and distributing AVI-6002 drug product for subsequent clinical use. Release and shipping of clinical supplies to clinical facilities will occur using QA-approved procedures that are compliant with GCP and local and international regulatory requirements.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audit and audit report are completed and satisfactory responses to audit findings are received from the CMO drug product storage facility and conditions are acceptable for drug product lots for subsequent distribution for clinical use.

3.3.3.3 Project Management, Operations and Oversight: Oversight of warehouse storage of drug product will be managed by AVI personnel through site visits, audits, and records review.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.3.4. Stability Studies: Samples from the [+] (drug substance and drug product) and [+] scale (drug substance), will be placed on a stability study at recommended storage temperature and an elevated temperature as per ICH guidelines for a minimum of [+] consistent with the RFP. A final stability report will be written by the Contract organization that performs the stability studies.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Samples of drug substance and drug product set up for [+] stability studies.

3.3.4.1 Contract Analytical Lab, Method Transfer, Short Term Stability of Drug Product at Dilutions for Clinical Study: Identify infusion sets, short term stability for at least [+].

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Report on short term stability of drug product under conditions of clinical study.

3.3.4.2 Contract and Initiate [+]: These studies will confirm the stability of the regular [+]. These studies are expected to confirm result from previous stability studies.

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Ongoing stability studies of [+].

3.3.4.3 Refine Stability Indicating Analytical Methods for Drug Substance and Drug Product: Forced degradation studies will identify degradants using HPLC/mass spectrometry. Once peak retention times are matched to degradant/impurity ID, stability program will utilize validated HPLC methods.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Completion of analytical method development for Drug Substance and Drug Product.

3.3.4.4 24 Months Stability Studies Drug Product: Drug substance and the resultant drug product will be placed on a stability study at recommended storage temperature and an elevated temperature as per ICH guidelines for a minimum of [+] consistent with the RFP. This is applicable to cGMP materials made at both the [+] scales. A final stability report will be written by the Contract organization that performs the stability studies.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Ongoing [+] study with drug product prepared for [+] clinical study in CLIN0001.

3.3.4.5 Ongoing Quality Audits and Review including [+] Stability Programs: Drug substance and the resultant drug product will be placed on a stability study at recommended storage temperature and an elevated temperature as per ICH guidelines for a minimum of [+] consistent with the RFP. This is applicable to cGMP materials made at both the [+] scales. A final stability report will be written by the Contract organization that performs the stability studies See section 3.2.3.1.3 Quality Audits and Review for a general description of quality audits and section 3.2.4.1.4 for a description of cGMP audits. cGMP audits occur, reports are completed and satisfactory responses to audit findings are received from subcontract laboratories conducting stability studies. Analytical testing occurs using QA-approved validated analytical methods and stability specifications compliant with compendia and other regulatory requirements.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Audit report completed and satisfactory responses to audit findings received. Stability data are reported at regular intervals and reviewed by AVI.

3.3.4.6 Ongoing Program Management, Operations and Oversight including [+] Stability Programs: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress As part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a [+] basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.3.5 End of [+] FDA Meeting: AVI will request an End of [+] Meeting to discuss the future development plan including design of the [+] and the application of the [+] as soon as the data from the first clinical study is available, and appropriate questions of the agency can be formulated to enable the further clinical development. Agreement will be sought on fixed dose combination drug products, toxicology, toxicokinetics, clinical and pharmaceutical development of the drug substance and drug product, [+] development and review, with advanced notification of USG Program Office. The scheduling will depend on FDA, but the meeting should occur within 75 days of the formal request, and the briefing book will be sent to the FDA, at least 4 weeks ahead of the meeting. FDA feedback will be incorporated into the subsequent development plans. AVI’s regulatory affairs staff will plan, prepare and compile the submission documents using electronic templates and e-publishing techniques; documents will be managed and stored electronically using the EDMS.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: AVI submits an End of [+] Meeting Request Letter and Briefing Document to the FDA, participates in the meeting with FDA and prepares meeting notes. AVI reviews the FDA’s official Meeting Minutes to assure that key elements of the discussions and agreements reached are documented. The FDA’s requirements and expectations for the appropriate regulatory procedural enhancements leading to a potential [+] are clear.

3.3.5.1 [+] FDA Meeting Request [+], Preparation of Briefing Documents: Just before the completion of [+], AVI’s regulatory affairs staff will manage, prepare and compile the [+] Meeting Request Letter and Briefing Document, with key components being provided by the research and development staff and subcontractors. The submission will be prepared using electronic templates, published using e-publishing techniques and all documents will be managed and controlled in the EDMS. The [+] Meeting will be planned and held, then AVI will prepare Meeting Notes that will be submitted to the FDA. The FDA’s official Meeting Minutes will be reviewed for clarity and agreement with AVI’s understanding of the outcomes. As necessary, AVI will continue proactive dialogue with the FDA by mutually convenient means.

Period of Work: Approximately [+] weeks (e.g. [+]).

Deliverable: [+] Meeting Request Letter and Briefing Document submitted to the FDA. A meeting date is agreed and the meeting (with participation of appropriate USG representatives) is planned.

3.3.5.2 FDA Meeting, Minutes, Follow up: AVI and USG representatives will attend the End of [+] Meeting. Agreement will be sought on a variety of development and regulatory procedural topics including for example applicability of fixed dose combination drug product requirements, toxicology, toxicokinetics, clinical and pharmaceutical development of the drug substance and drug product, [+] development and review FDA feedback will be incorporated into the subsequent development plans.

Period of Work: Approximately [+] weeks (e.g. [+]).

Deliverable: The [+] Meeting with the FDA occurs. AVI’s Meeting Notes and the FDA’s Meeting Minutes are prepared and reflect mutual agreements and understandings of the requirements for further development and the applicable regulatory procedures.

3.3.6 Complete [+] Clinical Trial and [+]: AVI will complete a [+] study to assess safety, tolerability and pharmacokinetics in [+] (RFP 3.3.2). The results from this first clinical study will be submitted to

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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FDA as a supplement to the IND as soon as the data is available and the appropriate study reports are prepared.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct and complete [+] clinical trial Submission of an [+] containing the Final Study Report of the [+] Clinical Trial and other [+] as needed to support continuing nonclinical, pharmaceutical and clinical research and development.

3.3.6.1 Prepare for and Meet with FDA to Discuss [+]: Due to the complexity and uncertainty about the FDA’s expectations and requirements for [+] approval using the [+], AVI’s regulatory affairs group will plan, request and manage a specific, [+] Meeting with the FDA and other interested USG agencies to discuss the application of the [+]. A Meeting Request Letter and Briefing Document will be prepared and submitted at least 4 weeks ahead of the meeting. AVI will prepare Meeting Notes and will review the FDA’s official Meeting Minutes to assure agreement on the issues discussed. If necessary, further clarifications may be requested in writing. AVI will continue an open dialogue with the FDA and USG agencies involved and document those discussions.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Meeting Request and Briefing Document, attendance at the [+] Meeting, AVI’s Meeting Notes and FDA’s official Meeting Minutes. Agreement with the FDA and USG agencies regarding the applicability and requirements for developing oligomeric drug products under the [+], and for [+] approval.

3.3.6.2 Prepare and Submit [+] and [+]: AVI will submit [+] containing appropriate research and development data to the FDA and provide notifications to USG Program Office The agreement of the FDA will be sought to submit the protocols for the [+] studies as well as the [+] safety study for [+] and the relevant protocols will be submitted. AVI’s regulatory affairs staff will plan, prepare and manage all submissions as electronic documents using electronic templates, e-publishing techniques and the EDMS.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: [+] will be submitted as [+] and the FDA’s review comments will be incorporated before finalizing study protocols. [+] will be submitted as research and development data reports are available in order to keep the IND as current as possible. Copies of major submissions and correspondence will be forwarded to USG, as required.

3.3.6.3 Project Management, Operations and Oversight:

Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress as part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the study plan. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.3.7 Deliver [+] of Clinical Material to US Government: A sample of the drug product used in the [+] clinical study will be provided to the USG.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample drug product used in [+] clinical safety study to USG.

3.3.7.1 Ship [+] to US Government: At the end of CLIN0001 at least [+] of the drug product(s) will be delivered to the recipient specified by the USG.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample of drug product used in [+] clinical safety study to USG.

3.3.7.2 Project Management, Operations and Oversight: Oversight of inventory and distribution will be managed by AVI personnel through site visits, audits, and records review.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4 CLIN0002: AVI will deliver the developmental therapeutic end item that has achieved [+] clinical trials, based upon CLIN0001, additional prior studies and all the associated regulatory requirements sufficient and in place to support this. This will comprise all those activities necessary for our candidate product to complete the USG Statement of Objectives in CLIN0002.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product on which [+] clinical trials have been completed.

3.4.1 Refine [+]: The critical goal of these studies is to obtain concurrence with FDA on the [+] study to be conducted under the [+]. Critical viral parameters will be addressed in PK/PD studies of [+], and in monitoring [+], both conducted at USAMRIID. The correlation of the [+] from natural infections, will guide the format and goals of the [+] study. The [+] study will be discussed and refined with the FDA. AVI will submit the protocols for the [+] prior to subcontracting the studies to USAMRIID (the proposed vendor to be pre-qualified as acceptable for GLP-compliant studies). The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Establish model for [+] Studies with FDA.

3.4.1.1 Delayed Time to Treatment in [+]: Critical efficacy parameters will be addressed in a study with various preplanned delays between exposure of [+] and initiation of treatment. The work will be conducted at USAMRIID. The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete Delayed Time to Treatment Efficacy Study.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.1.2 [+]: Critical viral parameters will be addressed in [+], conducted at USAMRIID. The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete [+].

3.4.1.3 Viral Time Course in [+]: Critical viral parameters will be addressed in this study conducted at USAMRIID. The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete viral timecourse study in [+].

3.4.1.4 [+]: Critical viral parameters will be addressed in [+], conducted at USAMRIID. The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete [+].

3.4.1.5 Quality Audits: See section 3.2.3.1.3 for a general description of Quality Audits. Audits of [+] facilities, [+] laboratories, and related study data will be conducted by experienced auditors from the Quality Unit. Audits employ a checklist approach, based on regulatory requirements (21 CFR Part 58 for GLP compliance) and ICH guidelines; the checklists are customized to address the quality and regulatory requirements for each subcontractor facility and type of testing. When applicable, the readiness for a Pre-Approval Inspection by the FDA or other regulatory agency (PAI) of GLP subcontractors is also evaluated.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audit and audit reports are completed and satisfactory responses to audit findings are received from subcontract [+] laboratories testing drug product for nonclinical studies. GLP studies will occur using QA-approved protocols that meet regulatory and IUCAC and USG requirements and validated [+] methods are used for analysis of test articles.

3.4.1.6 Project Management, Operations and Oversight:

Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress as part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the study plan. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.2 Develop and Validate Analytical Assays for Drug Product: AVI will complete analytical

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methods development and validation for drug product and finalization of specifications for lot release of drug product. The development and validation of formulated product analytical test methods utilize the analytical test methods developed and validated for therapeutic drug substance, where applicable. The addition of compendial tests and limits for sterility,, to those for appearance, identification, assay and impurities will meet the regulatory requirements for lot release and for the product lots in ICHcompliant stability testing programs. The Director of QA will participate in the review and approval of analytical test methods, analytical validation protocols and reports, and drug product specifications that comply with compendia and other regulatory requirements.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Complete development of analytical methods, validation and specifications for drug product.

3.4.2.1 Drug Product Analytical Method Development and Validation: Drug product analytical development will exploit similarities between the drug substance and the drug product to accelerate development and minimize validation time. As with drug substance, multiple HPLC methods are required for purity identification. Includes vendor qualification, facilities and API process audits of batch records by AVI QA Unit. AVI will complete analytical methods development and validation for drug product and finalization of specifications for lot release of drug product. The addition of methods for sterility, to those for appearance, identification, assay and impurities will meet the regulatory scrutiny required for cGMP release and ICH stability.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete development of analytical methods for drug product, and audited validation report.

3.4.2.2 Refine Drug Product Lot Release Specification: Based upon the results from the CLIN0001 manufacturing experience product specifications for each of the drug substances and the drug product will be developed. For the individual drug substances these will be similar to those developed in CLIN0001 since [+] studies will have been based upon these specifications that were used in the IND. Refinement of the specifications will be made based upon new assay development and analysis of lots used in the [+] studies and clinical trials.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Develop specifications for each drug substance and drug product.

3.4.2.3 Quality Audits: Documentation for analytical assay method development and validation will be reviewed by QA for compliance with regulatory requirements. See section 3.2.3.1.3 Quality Audits and Review and section 3.2.4.1.4 cGMP Audits. Audits occur, audit reports are completed and satisfactory responses to audit findings are received from subcontract analytical testing laboratories developing and validating analytical methods for drug product for subsequent clinical use. The Director of QA participates in the review and approval of validation protocols and validation reports.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits occur, audit reports are completed and satisfactory responses to audit findings are

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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received from the test facilities. Validated analytical methods are developed and approved.

3.4.2.4 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress as part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the study plan. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.3 Scale-up Manufacturing, Qualification and Validation of cGMP Manufacturing Process: Manufacturing goals will include scale-up of the raw material supply [+], as well as that of drug substance. Further suppliers will be qualified. AVI will manufacture the drug substance and drug product supply at [+] batch scale for the [+] clinical studies (. AVI will also initiate the development of the full manufacturing scale of [+] manufacturing, and initiate validation of [+], including for stability at this full [+] scale. The manufacturing facilities will be audited for compliance with cGMP and other quality and regulatory requirements by experienced auditors. The Director of QA will participate in the review and approval of process validation protocols and reports.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product for [+] clinical trials and validated drug substance for [+] clinical trials will be prepared. Release drug product lots for [+] clinical trials manufactured using a validated process at a cGMP-compliant facility. Lots meet the AVI-approved drug product specification and have been tested using validated analytical methods.

3.4.3.1 [+] Manufacturing Scale-Up: As part of the scale up process the [+] manufacturing supply chain needs to be established to produce [+] on the scale required to support the intended manufacturing scale-up. The current production capacity [+] multiple manufacturers will be utilized. However, even this effort will require expansion of [+] facilities for [+] of the activated [+]. [+] are needed to be made at the [+] to support scale up activities.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Assured supply for [+] and other raw materials.

3.4.3.1.1 Contract Additional [+] Manufacturing and [+] Sites: Negotiate and sign contracts with the additional [+] manufacturing and [+] CMOs.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Selection and contract finalization of additional [+] CMOs.

3.4.3.1.2 Manufacture of [+]: Complete tech transfer with all new CMOs. Scale-up the [+] production process and manufacture the required [+] to support the drug substance manufacture.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Timely supply of [+] to support drug substance manufacture.

3.4.3.1.3 [+] Development and Validation: Evaluate the feasibility of [+] recovery. The Director of QA participates in the review and approval of process protocols and reports.

Period of Work: Approximately [+] months (e.g. [+].

Deliverable: Report on feasibility and impact on cost of [+].

3.4.3.1.4 Quality Audits and Review: See section 3.2.3.1.3 Quality Audits and Review and section 3.2.4.1.4 cGMP Audits. Audits occur, audit reports are completed and satisfactory responses to audit findings are received from the CMO.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completed audit reports. Audits occur, audit reports are completed and satisfactory responses to audit findings are received from the CMO. Approved master batch records are developed for manufacturing [+] at the approved scale.

3.4.3.1.5 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project plan compliance, report progress. Progress and any issues will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.3.2 Manufacturing Scale-Up, Large Scale Manufacturing and Validation: GMP drug product for [+] clinical trial will be manufactured from cGMP drug substance prepared at [+] scale previously demonstrated in CLIN0001. The process will be scaled from the [+]. The drug substance process will undergo process validation in which [+] lots of drug substance are made at the [+] commercial scale and placed on stability. Material from the first validation lot will be used to manufacture drug product for [+] clinical trial. Quality Audits conducted in this arena are Direct Impact audits of our Contract Manufacturing Organization (CMOs) first cGMP run. It will include observation of the manufacturing process per cGMP/Q7 guidelines and will be documented with a report that will be added to the initial CMO audit and filed within EDMS. The Director of QA participates in the review and approval of process validation protocols and reports.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audited validation report for large scale manufacturing at a suitably qualified CMO.

3.4.3.2.1 Manufacture and release cGMP drug substance and drug product Based on experience from CLIN0001, the APIs will be produced under cGMP conditions at the [+] scale at this stage and drug product will be manufactured for [+] clinical trial. Production and QA oversight will be given and data generated carefully reviewed. The Director of QA participates in the review and approval of batch records and in the review of analytical testing of drug substance prior to approving lot

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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release

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product for [+] clinical trial.

3.4.3.2.2 Drug Substance Manufacturing Scale Up to [+]: From the [+] scale, the process will be increased to a [+]. The purpose of using a smaller reaction size in a larger capacity reactor is to control costs during clinical development, but enable future scale increases in already qualified equipment. This allows minimization of costs during the program and later enables production of RFP threshold quantities for commercial production.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Demonstration of [+] scale manufacturing process by successful completion of RtP run(s).

3.4.3.2.3 Validation of cGMP Drug Substance Manufacturing Process: Once the [+] scale is established, a process validation protocol will be written and executed under the guidance of the CMO with direct input from AVI. Results of this validation will be reviewed and, if acceptable, approved. The protocol will contain acceptance criteria in order to evaluate the success. The Director of QA participates in the review and approval of validation protocols, validation reports, and master batch records,

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audited validation report for drug substance manufacturing process at [+] scale.

3.4.4 Refine and Select Drug Product Formulation: AVI will work with a formulation contract CRO, and a drug product CMO to formulate a [+] drug product that will show enhanced stability without cold storage conditions.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Decision on final formulation for drug product formulation.

3.4.4.1 [+] Product Screening Studies: Determine important physicochemical parameters leading to design of solution [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Data to support decision on final lyophilized formulation.

3.4.4.2 Accelerated Stability Studies Leading to Selection of Lyophilized Drug Product Formulation: [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Data to support decision on final [+] formulation.

3.4.4.3 Determine Extractables and Leachables: Determine if any chemical components are extracted

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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or leached from containers, closures, or materials used in administration of the drug.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Data to support decision on final [+] formulation.

3.4.4.4 Quality Audits: Perform audit/review of all documentation See section 3.2.3.1.3 Quality Audits and Review for a general description of quality audits. The CMO developing the drug product formulation is audited to qualify the contractor as acceptable. An audit report is completed and satisfactory responses to audit findings are received. The formulation study protocols, draft batch records and data obtained during manufacture of the new formulation, and the results of analytical testing are reviewed by the Director of QA. The Director of QA participates in the review and approval of a master batch record, analytical test methods and their validation and proposed specifications derived from the development of a new formulation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completed Audit reports. Master batch record, analytical test methods and their validation protocols and reports and revised specifications for the new formulation reviewed and approved by the Director of QA.

3.4.4.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.5 Manufacture cGMP Material at Scale for Nonclinical and Clinical Studies and Consistency Lots: AVI will prepare cGMP drug product for the [+] clinical safety studies from the first validation batch of [+] scale drug substance. Three drug product batches will be validated, and all will provide material for stability studies.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: [+] scale cGMP drug product manufactured for [+].

3.4.5.1 Drug Product Engineering Runs: Drug product configuration and process will be transferred to CMO; engineering runs will be performed to confirm successful transfer.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Process suitable for GMP drug manufacture.

3.4.5.1.1 Drug Product Engineering Run 1 An engineering run is planned with the first drug substance of the combination product manufactured in CLIN0002 for the purposes of testing all fill finish capabilities including [+], formulation testing, and product testing for adherence to product specifications.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Successful tech transfer and final process suitable for GMP drug manufacture.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.5.1.2 Drug Product Engineering Run 2 An engineering run is planned with the first drug substance of the combination product manufactured in CLIN0002 for the purposes of testing all fill finish capabilities including [+], formulation testing, and product testing for adherence to product specifications.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Successful tech transfer and final process suitable for GMP drug manufacture.

3.4.5.2 Manufacture, Release, Label 3 Consistency Lots of Drug Product: Material produced at scale will be filled for the clinical lots and for the consistency lots at a size commensurate with the production scale of the contract manufacturing organization.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Released, labeled drug product for clinical trials.

3.4.5.3 cGMP Audits: All manufacturing sites for which a scale up is required has been previously audited and approved by QA. The actual scale up of drug product manufacturing includes a review of all relevant documentation for any pertinent quality issues, content uniformity, completion and an onsite QA “for cause” visit if required. See section 3.2.3.1.3 Quality Audits and Review for general description of quality audits and section 3.2.4.1.4 for description of cGMP audits. Full cGMP audits occur, audit reports are completed and satisfactory responses to audit findings are received from the CMO. Batch records and analytical test data for lot release are reviewed by the Director of QA. Release and shipping procedures for clinical supplies to clinical facilities are reviewed.

The Director of QA reviews and approves batch records, batch production data and results of analytical testing for lot release.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completed audit reports. Audits occur, audit reports completed, satisfactory responses are received for any audit findings, master batch records and other documents are reviewed and approved for manufacturing and release of drug product.

3.4.5.4 Project Management, Operations and Oversight: The program will be managed by AVI personnel and consist of initial technology transfer and reduction to practice lots prior to cGMP production. Hands on training may be provided initially but after establishment of the process and successful manufacturing the program will be managed through conference calls, sites visits, audits, data and document review including specifications and comparison of release data with those specifications.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.6 Stability Studies: Drug product will be evaluated according to ICH stability requirements. The duration of the stability program is [+], and it will exceed the minimum requirement in the statement of objectives and Target Product Profile (TPP) threshold. The stability program includes full term aging studies at [+] will not be performed on the drug substance, but will be performed on the lyophilized drug product.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Stability studies of [+] and validated drug substance have been initiated. Stability studies set up for [+] scale cGMP drug product material manufactured for [+] safety studies.

3.4.6.1 Stability on [+] and Drug Substance ([+] Stability Program Starts): Follow ICH guideline Q1A to acquire data to justify retest date at defined storage condition.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Completion of stability studies from CLIN0001 and initiation of studies on [+] and validated drug substance.

3.4.6.1.1 Ongoing Stability on [+]: This is the completion of the [+] stability program started in CLIN0001.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completion of stability studies of [+].

3.4.6.1.2 Stability Studies Drug Substance ([+] Stability Program Starts): Each drug substance manufactured will be placed on a [+] stability program in order to demonstrate the long term product characteristics of the material. Since these drug substances are at a new scale of production stability needs to be performed until a suitable quantity of lots have been made to demonstrate shelf life. All lots made in CLIN0002 will be placed on stability.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Initiation of stability program for drug substance.

3.4.6.2 Stability on Drug Product ([+] Stability Program Starts): Follow ICH guideline Q1A to acquire data to justify expiration date at defined storage condition.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Initiation of stability program for drug product.

3.4.6.2.1 Ongoing Drug Product Stability Studies: Continue ICH guideline Q1A to acquire data to justify expiration date at defined storage conditions. Drug product manufactured prior to the start of CLIN0002 will continue on stability and final reports will be issued at the end of the study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Ongoing stability data for drug product.

3.4.6.2.2 Stability Studies Drug Product ([+] Stability Program): New drug product stability studies will be set up for [+]. Multiple temperature storage conditions will be examined to provide the storage conditions for optimal use.

Period of Work: Approximately [+] week (e.g. [+]).

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Initiation of stability program for drug product.

3.4.6.3 cGMP Audit: Stability Study Audits are Direct Impact audits. Audits include a list of questions directly suited to the supplier and a cGMP, GLP (Analytical) checklist (again dependent on supplier). All suppliers (through audits) are approved (or rejected) by QA and audit records are maintained by the AVI EDMS. See section 3.2.3.1.3 Quality Audits and Review for general description of quality audits and section 3.2.4.1.4 for description of cGMP audits. Full cGMP audits occur, audit reports are completed and satisfactory responses to audit findings are received from the CMO conducting stability studies for AVI. The Director of QA reviews and approves stability study protocols as well as reports on stability data.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audited final report on stability and shelf life of drug product. Full cGMP audits occur, audit reports are completed and satisfactory responses to audit findings are received in order to qualify the CMO. Stability study protocols are reviewed and approved.

3.4.6.4 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.7 Stability Testing to Define Operational Storage (Time Temperature Indicator): Each drug product is [+], which makes room temperature storage feasible and reduces cold chain requirements, exceeding minimum requirement in the statement of objectives and TPP threshold. The scope of the stability studies will establish the Time Temperature Indicator (TTI), since it includes full term accelerated conditions. Based upon the results, a TTI can be established to support the product shipments. As part of the operational storage and distribution criteria, product shipments will be monitored for excursions during shipment using temperature monitoring devices.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Stability studies set up for [+] scale cGMP product material to establish TTI.

3.4.7.1 Conduct Stability Studies under [+]: These studies will be conducted at [+] temperature than the recommended storage condition to determine additional time that the material may exposed to harsher conditions without risk.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Stability studies completed to establish TTI.

3.4.7.2 Conduct Shipping and Transport Stability Studies: These studies will show that the drug product is stable under the actual conditions of shipping.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Stability studies completed to establish TTI.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.7.3 Quality Audits: Stability Study Audits are Direct Impact audits. Audits include a list of questions directly suited to the supplier and a cGMP, GLP (Analytical) checklist (again dependent on supplier). All suppliers (through audits) are approved (or rejected) by QA and audit records are maintained by the AVI EDMS. The Director of QA reviews and approves stability study protocols as well as reports on stability data.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Documented audit findings Approved stability study protocol and approved study data and reports.

3.4.7.4 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.8 Conduct Nonclinical Studies: In addition to the multiple studies completed to date and forming the basis for the open IND, the studies since then and prior to this award that will supplement that IND, AVI will also complete further [+] studies, for example [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct [+] scale cGMP product material.

3.4.8.1 [+]: [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Final Report on [+].

3.4.8.2 [+]: [+] to provide data necessary for registration.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Sufficient [+].

3.4.8.3 [+] Mass Balance: Mass balance study required to show fate of drug in [+]; required data for registration.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Final report from CRO on mass balance in the [+].

3.4.8.4 [+] in vivo Metabolism: Provide data on metabolism of drug in [+] model. Required for registration and determination if any metabolites are present that need to be monitored in preclinical and clinical trials.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Final report from CRO on in vivo metabolism in the [+].

3.4.8.5 [+]: [+].

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Final report from CRO on protein binding.

3.4.8.6 [+] Dose Range Finding Study: To determine the effect of treatment on the [+] development, with determination of appropriate dose levels for the definitive [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audited final report on [+] study.

3.4.8.7 [+] Study: The definitive study to determine the effect of treatment on the [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report on [+] study.

3.4.8.8 Quality Audits: All preclinical studies will be monitored by AVI during critical in-life phases to assure adherence to GLPs and protocol; monitoring will also be done by CRO QA unit. Study reports reviewed by CRO QA unit and by AVI to assure accuracy See section 3.2.3.1.3 Quality Audits and Review for a general description of quality audits. GLP audits occur, reports are completed and satisfactory responses to audit findings are required from CROs conducting AVI-6002 nonclinical studies and [+] testing facilities. Analytical testing occurs using AVI’s QA-approved validated analytical methods. The Director of QA participates in the review and approval of [+] method validation protocols and validation reports. All nonclinical studies will be monitored by AVI during critical in-life phases to assure adherence to GLP requirements. Study monitoring will also be done by the CRO’s QA unit. Study reports and data listings will be reviewed by the CRO’s QA unit and by AVI’s monitor and QA Unit to assure accuracy.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from nonclinical CROs and [+] testing facilities. Study reports and data listings will be reviewed and approved by the CRO’s QA unit and by AVI’s monitor and QA Unit.

3.4.8.9 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.9 [+] Efficacy Studies in [+]: The [+] studies will confirm therapeutic efficacy at specific dose levels and expected exposures that will be mimicked in [+]. Using the currently filed IND, clinical safety and any animal data obtained during CLIN0001, any additional preclinical data, and based on the protocol developed with FDA as to the studies necessary under the [+], AVI will conduct the [+] studies, necessary to show protection against an [+] challenge by injection.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct NHP [+] studies using [+] scale cGMP product material.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.9.1 [+] Efficacy Studies in [+] #1: The [+] studies will confirm therapeutic efficacy at specific dose levels and expected exposures that will be mimicked in [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct NHP [+] studies using [+] scale AVI-6002 cGMP product material

3.4.9.1.1 [+] Acquisition and Acclimation: Prior to [+] protocols are reviewed by [+]. Once protocols are approved, [+]. [+] are held in quarantine to ensure acclimation to the laboratory setting and receive a final health evaluation. Finally, randomization and cage arrangements are finalized.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Sufficient [+] acclimated and released for first pivotal study to begin.

3.4.9.1.2 Conduct Study, Laboratory Analyses, Viral Sequencing: This is the “in-life” phase of the study involving [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completion of the [+] portion of the first [+] study.

3.4.9.1.3 Data Analyses, Final Study Report: Compile observations and unblind data. Statistical analysis and preparation of a final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Presentation of final study report.

3.4.9.2 [+] Studies in [+]: The [+] studies will confirm therapeutic efficacy at specific dose levels and expected exposures that will be mimicked in [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct NHP [+] studies using [+] scale AVI-6002 cGMP product material

3.4.9.2.1 [+] Acquisition and Acclimation: Prior to [+] protocols are reviewed by [+]. Once protocols are approved, [+] acquisition can take place. [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Sufficient [+] acclimated and released for second pivotal study to begin.

3.4.9.2.2 Conduct Study, Laboratory Analyses, [+]: This is the [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completion of the [+] portion of the [+] study.

3.4.9.2.3 Data Analyses, Final Study Report: Compile observations and unblind data. Statistical analysis and preparation of a final study report.

Period of Work: Approximately [+] months (e.g. [+]).

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Presentation of final study report.

3.4.9.3 Data Management: Full data management and statistical analysis plans will be developed by a qualified Contract Research Organization, and shared with the FDA (and USG) before studies completed. The CRO will monitor source documents (to the extent possible in a BSL4 environment), collect data, ensure all data queries are clarified, lock database, analyze and then reveal treatment allocation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Conduct analyses of pivotal efficacy studies for study reports.

3.4.9.4 GLP Audits: See section 3.2.3.1.3 Quality Audits and Review for a general description of quality audits. GLP audits occur, reports are completed and satisfactory responses to audit findings are required from CROs conducting nonclinical studies and [+] testing facilities. Analytical testing occurs using AVI’s QA-approved validated analytical methods. The Director of QA participates in the review and approval of [+] method validation protocols and validation reports. All nonclinical studies will be monitored by AVI during critical in-life phases to assure adherence to GLP requirements. Study monitoring will also be done by the CRO’s QA unit. Study reports and data listings will be reviewed by the CRO’s QA unit and by AVI’s monitor and QA Unit to assure accuracy

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from nonclinical CROs and [+] testing facilities. Study reports and data listings will be reviewed and approved by the CRO’s QA unit and by AVI’s monitor and QA Unit.

3.4.9.5 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project plan compliance, report progress. Progress and any issues will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.10 Activities to Achieve Pivotal Efficacy Studies: AVI will prepare and submit [+]. The Final Protocols for the [+] studies will also be submitted after the FDA responses are received from the [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: [+] submitted to the FDA.

3.4.10.1 [+] (Clinical, Nonclinical): [+] will be submitted as soon as study reports are available to keep the [+]. The Final Protocols for the [+] studies will also be submitted as [+] after the FDA responses are received from the [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: [+] submitted to the FDA.

3.4.10.2 [+] (Drug Substance, Drug Product): [+] will be submitted as soon as data are available on the lots of drug substance and drug product that will be used in the [+] Studies are available.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Additional [+] will be submitted as reports and data are available to keep the [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Prepare and submit [+].

3.4.10.3 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.11 Request and Conduct [+] Meeting with the FDA: AVI will request an [+] to provide a summary of results of the [+] clinical studies and to discuss the [+] clinical development plan. The topic of designation as a [+]. A Meeting Request Letter and Briefing Document will be submitted to the FDA. Advanced notification of the meeting, plus copies of all meeting-related documents will be provided to the USG Program Office in a timely manner. After the meeting AVI’s regulatory affairs staff will prepare and submit notes of the meeting as an [+]. The FDA’s official Meeting Minutes will be reviewed to ensure that they reflect the same meeting outcomes and agreements as those documented by AVI.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: [+] Request and Briefing Document submitted to the FDA. Participate in [+] meeting with FDA. Prepare notes of the meeting and review the FDA’s official Meeting Minutes to assure that both the FDA and AVI agree on the outcomes of the discussion and agreements.

3.4.11.1 Prepare Meeting Request and Briefing Document: The Meeting Request Letter and Briefing Document will be prepared as soon as is feasible and submitted to the FDA at least one month in advance of the requested meeting date. . Advanced notification of the meeting, plus copies of all meeting-related documents will be provided to the USG Program Office in a timely manner.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: [+] Meeting Request Letter and Briefing Document submitted to the FDA.

3.4.11.2 [+]: [+].

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Submit request for [+] to the FDA.

3.4.11.3 FDA Meeting, Minutes and Follow Up: AVI will attend the [+] with the FDA. AVI will submit notes of the meeting to the FDA and ensure that the company is in agreement with the outcomes and agreements recorded in the FDA’s official Meeting Minutes. Clarifications will be

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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requested, as necessary. AVI will continue an open dialogue with the FDA as development continues.

Period of Work: Approximately [+] week (e.g. [+]).

Deliverable: AVI will provide copies of the company’s notes and the FDA’s official Meeting Minutes to the USG Program office.

3.4.11.4 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track compliance, report progress. Project progress and any issues relative to the development plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+])

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.12 [+]: [+].

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample of drug product used in [+] clinical safety study to USG

3.4.12.1 Ship [+] to US Government: At the end of CLIN0002 at least [+] of the drug product(s) will be delivered to the recipient specified by the US Government.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample of drug product used in [+] clinical safety study to USG

3.4.12.2 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.13 Phase 2 Multidose Dose Escalation Clinical Study: A [+] Volunteers. A goal for this study is to establish a [+], the intended therapeutic schedule. [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Complete [+] clinical study and issue final clinical study report.

3.4.13.1 Clinical Site and Local Laboratory Activities: The study will be planned and executed at audited, selected [+] Clinical Research site(s) with support from selected, fully [+] accredited laboratory. Site and laboratory will have had satisfactory GCP/GLP audits and then site will be initiated, monitored through to study completion and close out.

Period of Work: Approximately [+] days (e.g. [+]).

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Plan, conduct and complete [+] clinical study. Provide all required data to the CRO for final study report.

3.4.13.1.1 Contracts and Budgets: Contracts will be negotiated with vendors for the execution of this study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Signed contracts in place with all vendors before initiation of [+] clinical study.

3.4.13.1.2 Protocol [+] Approval: Full [+] in parallel; AVI will answer any questions and amend protocol if necessary. The Amended protocol will be submitted to the [+] for approval prior to and notification of site(s) start study. All required information about the investigator, site, testing laboratories and CRO responsibilities will be submitted to the FDA prior to study start at any site.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: FDA, Ethics Committee and [+] approvals received before study start.

3.4.13.1.3 Site Activities First Patient First Visit to Last Patient Last Visit: The study will be planned and executed at an audited, selected [+] Clinical Research Facility. Site will be involved with review of study specific documentation and trained prior to first subject first visit. All interactions with the site will be documented. Regular site monitoring will be planned and documented to ensure data has been verified and entered in a timely fashion, while ensuring subject safety. Any compliance issues will be raised to the clinical team for response.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete [+] study and complete electronic case report forms on schedule and within budget.

3.4.13.1.4 Site(s) Close Out: After completion of the last subject last visit, all data queries will be completed by the site and/or laboratory, previously validated database locked, analyses run, and draft study report prepared. In parallel formal close out of the clinical site, with disposal of unused drug supplies and completion of all outstanding documentation will occur.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: All open queries and action items associated with clinical study execution are completed and documented in a site close out visit report.

3.4.13.2 Outsource Services: Identify, select and qualify subcontractors needed to execute clinical study. Assigned vendor personnel will participate in a kick off meeting in which study expectations and needs, including timelines, will be discussed. Protocol and procedure training will occur. A communication plan and reports needed will be developed prior to first subject enrolled.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Training records, meeting minutes confirm that subcontractors are trained to the study and ready to perform services.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.13.2.1 Clinical Research Organization and Data Management: The CRO is key to study success. Their team, along with AVI personnel, is responsible for site start up activities, site training, and study execution, including data collection and management. The statistical support is part of the CRO. This group and Data Management will develop the plans necessary for data collection, query management, data analysis and quality checks. They will prepare reports for the [+] reviews. The final clinical study report will be written by CRO personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Executed contract between AVI and CRO.

3.4.13.2.2 Central Laboratory Services and Data Transfer: [+] and analyses will each be conducted at a central lab facility. Data from each will be sent to data management vendor for inclusion in final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Laboratory data reports provided to data management vendor.

3.4.13.2.3 [+]: An independent [+] will be appointed to oversee and confirm dose escalation decisions. A [+] will be prepared and agreed with [+] members, a contract developed and a kickoff meeting and then [+] meetings with open and closed session. Members of the [+] will be available to [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Decisions to [+] as documented in meeting minutes.

3.4.13.2.4 Provide Electronic Data Management with Access to US Government: Enable Medidata web portal with secure access to assigned study, company, vendor, and USG personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Functional secure EDC portal access.

3.4.13.2.5 Drug Warehousing and Distribution: Store clinical trial material at [+] in secure, temperature controlled and monitored unit. Implement traceable distribution system with chain of custody documentation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide clinical trial material on time to site(s) and keep adequate records.

3.4.13.3 Provide Documents to Clinical Sites and Complete Study Reports: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study, including but not limited to: study specific data collection forms (electronic case report forms), the study operations manual, training on the protocol, clinical trial material storage, inventory and administration, use of [+], and Good Clinical Practice regulations.

Period of Work: Approximately [+] days (e.g. [+]).

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Shipping receipts showing what was sent to whom and when.

3.4.13.3.1 Prepare and Distribute Study Documents: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable:. All study related documents including but not limited to: study plan and timeline, [+] completion guidelines, monitoring reports, protocol compliance tracking, communication plan, meeting minutes, training materials and logs, drug accountability logs and final study report.

3.4.13.3.2 Final Study Reports: Prepare submission ready final clinical study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable:Submit compliant and complete [+] will be submitted to the FDA as an [+].

3.4.13.4 GCP Audits: Audits will be performed of Clinical Study Sites.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from clinical sites. Study reports and data listings will be reviewed and approved by the CRO’s QA unit and by AVI’s monitor and QA Unit.

3.4.13.5 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.14 [+] Clinical Study: AVI will conduct a [+]. A specialized [+], is expected to support efficient enrollment and evaluation. Subject accrual and treatment is scheduled for less than [+] months. The results will be available for the planning of the expanded [+] trial.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct [+] clinical study using [+] scale cGMP drug product material and issue final clinical study report.

3.4.14.1 Clinical Site and Local Laboratory Activities: Clinical sites and laboratories will be audited for compliance with GCP, selected and then initiated, monitored through to study completion and close out. The study will be planned and executed at audited, selected [+] Clinical Research site(s) with support from a fully [+] accredited laboratory. From initiation forward the site(s) will be monitored through to study completion and site close out.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, conduct and complete [+] clinical study. Provide all required data to the CRO for final study report.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.14.1.1 Contracts and Budgets: Contracts will be negotiated with vendors for the execution of this study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Signed contracts in place with all vendors before initiation of [+] clinical study.

3.4.14.1.2 [+] Approval: Full protocol will be submitted to [+] in parallel; AVI with CRO will answer any questions and amend protocol if necessary to ensure final ethics approval, and notification of site(s) prior to study start.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All approvals received before initiation of clinical study.

3.4.14.1.3 Site Activities First Patient in to Last Patient Out: The study will be planned and executed at an audited, selected [+] Clinical Research Facility. Site will be involved with review of study specific documentation and trained prior to first subject first visit. All interactions with the site will be documented. Regular site monitoring will be planned and documented to AVI (or Contract Research Organization staff) will monitor conduct of the [+] study to ensure data has been verified and entered in a timely fashion, while ensuring subject safety. Any compliance issues will be raised to the clinical team for response.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete in life portion of [+] study and complete electronic case report forms on schedule and within budget.

3.4.14.1.4 Site(s) Close Out: After completion of the last subject last visit, all data queries will be completed by the site and/or laboratory, previously validated database locked, analyses run, and draft study report prepared. In parallel formal close out of the clinical site, with disposal of unused drug supplies and completion of all outstanding documentation will occur.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: All open queries and action items associated with clinical study execution are completed and documented in a site close out visit report.

3.4.14.2 Outsource Services: Identify, select and qualify subcontractors needed to execute clinical study. Assigned vendor personnel will participate in a kick off meeting in which study expectations and needs, including timelines, will be discussed. Protocol and procedure training will occur. A communication plan and reports needed will be developed prior to first subject enrolled.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Training records, meeting minutes confirm that subcontractors are trained to the study and ready to perform services.

3.4.14.2.1 Clinical Research Organization and Data Management: The CRO is key to study success. Their team, along with AVI personnel, is responsible for site start up activities, site training, and study execution, including data collection and management. The statistical support is part of the CRO. This

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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group and Data Management will develop the plans necessary for data collection, query management, data analysis and quality checks. They will prepare reports for the [+] reviews. The final clinical study report will be written by CRO personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Executed contract between AVI and CRO.

3.4.14.2.2 Central Laboratory Services and Data Transfer: [+] and analyses will each be conducted at a central lab run at one facility. Data from each will be sent to data management vendor for inclusion in final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Laboratory data reports provided to data management vendor.

3.4.14.2.3 [+]: An independent [+] will be appointed to oversee and confirm dose escalation decisions. A [+] charter will be prepared and agreed with [+] members, a contract developed and a kickoff meeting and then dose escalation meetings with open and closed session. Members of the [+] will be available to review safety data and confirm or reject escalation to the next higher dose.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Decisions to dose escalate, continue or stop study as documented in meeting minutes.

3.4.14.2.4 Provide Electronic Data Management with Access to US Government: Enable [+] with secure access to assigned study, company, vendor and USG personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Functional secure [+] access.

3.4.14.2.5 Drug Warehousing and Distribution: Store clinical trial material at refrigerated conditions in secure, temperature controlled and monitored unit. Implement traceable distribution system with chain of custody documentation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide clinical trial material on time to site(s) and keep adequate records.

3.4.14.3 Provide Documents to Clinical Sites and Complete Study Reports: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study, including but not limited to: study specific data collection forms (electronic case report forms), the study operations manual, training on the protocol, clinical trial material storage, inventory and administration, use of [+], and Good Clinical Practice regulations.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Shipping receipts showing what was sent to whom and when.

3.4.14.3.1 Prepare and Distribute Study Documents: CRO, lab vendors and drug warehouse provide

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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complete set of documents and forms to effectively and efficiently conduct study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All study related documents including but not limited to: study plan and timeline, [+] guidelines, monitoring reports, protocol compliance tracking, communication plan, meeting minutes, training materials and logs, drug accountability logs and final study report.

3.4.14.3.2 Final Study Report: Prepare Submission ready final clinical study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: The Final Study Report will be submitted to the FDA as an [+]. Submit compliant and complete final clinical study report.

3.4.14.4 GCP Audits: Audits will be performed of Clinical Study Sites.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from clinical sites. Study reports and data listings will be reviewed and approved by the CRO’s QA unit and by AVI’s monitor and QA Unit.

3.4.14.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.15 Contract Program Management: AVI will track progress on each element in the contract, including all financial and reporting requirements; ensure compliance with contract and all government regulations. AVI will manage all subcontracts and ensure that their timelines are met, and the components contributed by each to the overall program are coordinated, on budget, and that they are compliant with all contract and Government regulations that are applicable. In addition AVI will continue to implement enhancements to the Quality Systems Approach already in place, including installation of a secure 21 CFR Part 11 compliant EDMS and preparation for electronic submission of documents to the FDA. The EDMS will be utilized for document management and control, including collaborative authoring of study reports and eCTD text for the [+], revision and versioning control with metadata for audit trails, and secure document repository. The EDMS will provide authorized representatives of USG electronic access to program status information. The use of eCTD compliant document templates and completed reports for electronic submissions to the FDA will be managed, controlled, archived and regulated under the Quality System in the EDMS.

Period of Work: Concurrent with all CLIN0002 activities. Approximately [+] days (e.g. [+]).

Deliverable: Provide contract management and financial oversight ensuring compliance.

3.4.15.1 Program Management: Track progress and manage issues as they arise.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Concurrent with all CLIN0002 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project management ensuring compliance.

3.4.15.2 Finance and [+]: Track financial work process and reporting.

Period of Work: Concurrent with all CLIN0002 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project financial management ensuring compliance.

3.4.15.3 Contract and Subcontract Management: Manage our compliance with contract and USG regulations; manage subcontractors and relationship with them.

Period of Work: Concurrent with all CLIN0002 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract and subcontract management ensuring compliance.

3.4.15.4 EDMS and QA: AVI will continue to store all documents on the validated EDMS and preparation for electronic document submission to the FDA. AVI will train all pertinent staff on EDMS and Quality Assurance.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: EDMS system fully operational. QA audits of all vendors will have been performed and any follow up action items identified and tracked.

3.5 CLIN0003: AVI will deliver the developmental therapeutic end item that has achieved [+] Clinical Study, based upon CLIN0001 and CLIN0002 (recognizing that some activities will be concurrent), additional prior studies and all the associated regulatory requirements sufficient and in place to support this. This will comprise all those activities necessary for our candidate drug product to complete the USG Statement of Objectives in CLIN0003.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product on which [+] Clinical Study has been completed.

3.5.1 Complete Pivotal Efficacy Studies: This has been moved to CLIN0002 3.4.9.1 and 3.4.9.2.

3.5.2 [+]: Continue to implement enhancements to the Quality Systems Approach already in place, including installation of a secure 21CFR Part 11 compliant EDMS and preparation for electronic submission of documents to the FDA.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Submit the quality amendment to FDA as a supplement to the AVI-6002 [+].

3.5.2.1 Write and Submit [+]: Update information stored on EDMS and preparation for electronic submission of documents to the FDA.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Submit the quality amendment to FDA as an [+].

3.5.2.2 Respond to FDA Questions: Develop and provide response to any questions or

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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recommendations from FDA following filing of [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Submit to FDA as an [+].

3.5.2.3 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report project progress. As part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.5.3 [+] Study: Using the currently filed AVI-6002 [+], clinical safety and any [+] data obtained during CLIN0001 and CLIN0002, AVI will initiate the [+] Study in [+] using the protocols agreed with FDA, while ensuring all necessary [+] study requirements such as [+] review and approval. AVI will conduct this [+]. FDA concurrence that this will be sufficient for the safety database to [+] will be sought.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct and audit [+] study and issue final study report.

3.5.3.1 Clinical Site and Local Laboratory Activities: The study will be planned and executed at audited, selected [+] Clinical Research site(s) with support from a fully [+] accredited laboratory. From initiation forward the site(s) will be monitored through to study completion and site close out.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, conduct and complete [+] clinical study. Provide all required data to the CRO for final study report.

3.5.3.1.1 Contracts and Budgets: Contracts will be negotiated with vendors for the execution of this study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Signed contracts in place with all vendors before initiation of [+] clinical study

3.5.3.1.2 [+] Approval: Full protocol will be submitted to [+] in parallel; AVI with the CRO will answer any questions and amend protocol if necessary to ensure final ethics approval and notification of site(s) prior to study start.

Period of Work: Approximately [+] months (e.g. [+])

Deliverable: FDA, Ethics Committee and [+] approvals received before initiation of the [+] safety study.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.5.3.1.3 Site Activities First Patient in to Last Patient Out: The study will be planned and executed at an audited, selected clinical sites. Sites will be involved with review of study specific documentation and trained prior to first subject first visit. All interactions with the sites will be documented. Regular site monitoring will be planned and documented to AVI (or Contract Research Organization staff) will monitor conduct of the [+] study to ensure data have been verified and entered in a timely fashion, while ensuring subject safety. Any compliance issues will be raised to the clinical team for response.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete in life portion of pivotal safety study and complete electronic case report forms on schedule and within budget.

3.5.3.1.4 Site(s) Close Out: After completion of the last subject last visit, all data queries will be completed by the site and/or laboratory, previously validated database locked, analyses run, and draft study report prepared. In parallel formal close out of the clinical site, with disposal of unused drug supplies and completion of all outstanding documentation will occur.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: All open queries and action items associated with clinical study execution are completed and documented in a site close out visit report.

3.5.3.2 Outsource Services: Identify, select and qualify subcontractors needed to execute clinical study. Assigned vendor personnel will participate in a kick off meeting in which study expectations and needs, including timelines, will be discussed. Protocol and procedure training will occur. A communication plan and reports needed will be developed prior to first subject enrolled.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Training records, meeting minutes confirm that subcontractors are trained to the study and ready to perform services.

3.5.3.2.1 Clinical Research Organization and Data Management: The CRO is key to study success. Their team, along with AVI personnel, is responsible for site start up activities, site training, and study execution, including data collection and management. The statistical support is part of the CRO. This group and Data Management will develop the plans necessary for data collection, query management, data analysis and quality checks. They will prepare reports for the [+] reviews. The final clinical study report will be written by CRO personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Executed contract between AVI and CRO.

3.5.3.2.2 Central Laboratory Services and Data Transfer: [+] and analyses will each be conducted at a central lab facility. Data from each will be sent to data management vendor for inclusion in final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Laboratory data reports provided to data management vendor.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.5.3.2.3 [+]: An independent [+] will be appointed to oversee and confirm dose escalation decisions. A [+] will be prepared and agreed with [+] members, a contract developed and a kickoff meeting and then dose escalation meetings with open and closed session. Members of the [+] will be available to review safety data and confirm or reject escalation to the next higher dose.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide safety oversight for pivotal safety study. Decisions to dose escalate, continue or stop study as documented in meeting minutes.

3.5.3.2.4 Provide Electronic Data Management with Access to US Government: Enable [+] with secure access to assigned study, company, vendor and USG personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Functional, secure [+] access.

3.5.3.2.5 Drug Warehousing and Distribution: Store clinical trial material at refrigerated conditions in secure, temperature controlled and monitored unit. Implement traceable distribution system with chain of custody documentation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide clinical trial material on time to site(s) and keep adequate records.

3.5.3.3 Provide Documents to Clinical Sites and Complete Study Reports: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study, including but not limited to: study specific data collection forms (electronic case report forms), the study operations manual, training on the protocol, clinical trial material storage, inventory and administration, use of [+], and Good Clinical Practice regulations.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Shipping receipts showing what was sent to whom and when.

3.5.3.3.1 Prepare and Distribute Study Documents: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All study related documents including but not limited to: study plan and timeline, eCRF completion guidelines, monitoring reports, protocol compliance tracking, communication plan, meeting minutes, training materials and logs, drug accountability logs and final study report.

3.5.3.3.2 Final Study Report: Prepare submission ready final clinical study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Submit compliant and complete final clinical study report.

3.5.3.4 GCP Audits: Audits will be performed of Clinical Study Sites.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from clinical sites. Study reports and data listings will be reviewed and approved by the CRO’s QA unit and by AVI ‘s monitor and QA Unit.

3.5.3.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.5.4 Refine and Select Formulation and Delivery System: AVI will continue the assessment of stability for the validation lots prepared in CLIN0002. The drug kit per treatment will comprise [+]. The storage of the kit will be [at room temperature (15°C to 30°C)]. This drug product kit meets the [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Finalize the drug kit components for drug product.

3.5.4.1 Determine Configuration for Market: All details of the commercial formulation are finalized ([+]).

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Finalize the drug kit components for AVI-6002 product.

3.5.4.2 Identify Manufacturer for Packaging Final Product: Establish contract for assembling final marketing packages.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Finalize the vendor for manufacture, labeling and packaging of AVI-6002 product.

3.5.4.3 Continue Drug Substance and Drug Product Stability Studies: Continue drug substance and drug product stability studies.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Continue stability for drug substance and drug product.

3.5.4.4 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.5.5 Deliver [+] to US Government: Deliver at least [+] of product, from the lot used for the [+] study.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample of drug product used in [+] study to USG.

3.5.5.1 Deliver [+] to US Government: At the end of CLIN0003 at least [+] of the drug product(s) will be delivered to the recipient specified by the USG.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample of drug product used in [+] study to USG

3.5.5.2 Project Management, Operations and Oversight: Oversight of inventory and distribution will be managed by AVI personnel through site visits, audits, and records review.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.5.6 Contract Program Management: AVI will track progress on each element in the contract, including all financial and reporting requirements; ensure compliance with contract and all government regulations. AVI will manage all subcontracts and ensure that their timelines are met, and the components contributed by each to the overall program are coordinated, on budget, and that they are compliant with all contract and Government regulations that are applicable.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Provide contract management and financial oversight ensuring compliance.

3.5.6.1 Program Management: Track progress and manage issues as they arise.

Period of Work: Concurrent with all CLIN0003 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project management ensuring compliance.

3. 5.6.2 Finance and [+]: Track financial work process and reporting.

Period of Work: Concurrent with all CLIN0002 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project financial management ensuring compliance.

3.5.6.3 Contract and Subcontract Management: Manage our compliance with contract and USG regulations; manage subcontractors and relationship with them.

Period of Work: Concurrent with all CLIN0003 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract and subcontract management ensuring compliance.

3.5.6.4 EDMS and QA: AVI will continue to store all documents on the validated EDMS and preparation for electronic document submission to the FDA. AVI will train all pertinent staff on EDMS and Quality Assurance.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: EDMS system fully operational. QA audits of all vendors will have been performed and

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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any follow up action items identified and tracked.

3.6 CLIN0004:AVI will deliver the FDA approved therapeutic end item including all New Drug Application and Approval activities resulting in the delivery of at least [+], based upon CLIN0001, CLIN0002 and CLIN0003 (recognizing that some activities will be concurrent), additional prior studies and all the associated regulatory requirements sufficient and in place to support this. This will comprise all those activities necessary for [+] drug product to complete the USG Statement of Objectives in CLIN0004.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product approved by FDA.

3.6.1 [+] Meeting with the FDA: A [+] Meeting with the FDA will be requested and a Briefing Document submitted approximately one month in advance of the meeting. The FDA will schedule the meeting within 60 days of the request. The purpose of the [+] Meeting is to reach agreement on the electronic format and content of the [+]. The [+] will also be discussed at this meeting. AVI will prepare notes of the meeting that will document the discussion and agreements with the FDA; the notes will be submitted to the FDA. The FDA will issue official Meeting Minutes. AVI will follow up to request clarifications, as needed.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: AVI prepares and submits Request Letter and Briefing Document, participates in the [+] meeting with the FDA, prepares notes of the meeting that are submitted to the FDA.

3.6.1.1 Prepare Meeting Request and Briefing Documents: The [+] Meeting Request Letter and Briefing document will be prepared and submitted as soon as is feasible after the completion of dosing in the clinical trials approximately [+] ahead of the meeting. Advanced notification of the meeting, plus copies of all meeting-related documents will be provided to the USG in a timely manner.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: AVI [+] Meeting Request Letter and Briefing Document are submitted to the FDA.

3.6.1.2 [+] Meeting, Minutes and Follow Up: AVI will participate in the [+] with FDA, take notes and obtain official minutes, following up on any action items due. AVI will provide copies of the FDA’s Meeting Minutes to USG.

Period of Work: Approximately [+] weeks (e.g. [+]).

Deliverable: AVI’s [+] Meeting notes and the FDA’s official Meeting Minutes.

3.6.1.3 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report project progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.6.2 Prepare, Submit and FDA Review of [+]: AVI will electronically submit an [+] that meets the USG’s Target Product Profile. By using eligibility as a small business enterprise, and employing regulatory procedural relief benefits due [+], AVI is planning for the [+] to be prior to the completion of the contractual period proposed. During the FDA’s review, AVI will remain ready to respond promptly to any questions that arise by using secure email correspondence. The USG will be kept fully informed of progress.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: AVI prepares and electronically submits an [+] that meets the FDA’s requirements for review and validation.

3.6.2.1 Complete and Submit [+] and Respond to FDA Review Comments: AVI will complete and submit an [+] to the FDA; and respond in a timely fashion to Information Requests and other comments from the FDA reviewers.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: An [+] that has been submitted electronically to the FDA and accepted for filing as an appropriately structured electronic submission. Responses to Requests for Information and the [+] from the FDA will be answered promptly.

3.6.2.2 Project Management and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report project progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.6.3 [+] and Response to FDA [+]: Given the issues faced by the FDA [+], it is likely that the FDA [+]. AVI will attend and participate in an ACM, and respond promptly to any questions in the [+] approval occurs.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Responses to Requests for Information from the FDA will be submitted promptly. AVI will prepare a Briefing Document and presentation materials for an [+]. Draft notes of the [+] will be prepared.

3.6.3.1 [+]: AVI will plan and prepare and, once confirmed, attend and participate at [+].

Period of Work: Approximately [+] months (e.g. [+]).

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: AVI will prepare a presentation and Briefing Document in advance of the ACM.

3.6.3.2 Prepare and Submit Complete Response to [+]: At the conclusion of their review, the FDA will issue a [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete Response will be made to any questions asked by the FDA.

3.6.3.3 Project Management and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report project progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.6.3.4 [+]: AVI will receive formal confirmation [+]. AVI will submit [+] and participate in the final negotiations of the [+].

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Receipt of the [+]. A copy will be sent to the USG Program office.

3.6.4 [+] in Compliance with FDA Requirements: The [+]. The [+], or in the electronic format required by the FDA at that time. The [+] will have been submitted to the FDA in the [+] at that time.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Prepare [+].

3.6.4.1 Structured [+] Review and Responses: Preparation of the draft [+] (i.e. the physician’s information and patient information leaflet) will be started before [+] to facilitate discussion with the FDA and information will continue to be added up [+]. Two versions are required to be submitted in the [+], one of which is annotated with the source data for each statement. Both versions are submitted electronically in the required XML format. During review by the FDA Division and by [+], AVI will respond to comments promptly. At the conclusion of the FDA review, AVI will resubmit [the final version of the agreed labeling as an SPL (XML) format]. [+] will be sent to the USG Program Office at time of submission [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Prepare draft labeling in [+] and discussion with the FDA.

3.6.4.2 [+]: During the review of the [+] by the FDA Division and by [+], AVI will respond promptly

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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to comments. Recommendations of the FDA will be discussed and incorporated and the finalized files will be resubmitted immediately prior to [+].

Period of Work: Approximately [+] weeks (e.g. [+]).

Deliverable: Final approved [+] to the FDA immediately prior to [+]. Copy of the draft [+] is sent to USG Program Office.

3.6.5 [+] by the FDA to US Government: Deliver [+] by the FDA, to the USG office immediately after the [+].

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: [+] configuration approved by the FDA will be delivered to the USG Program Office.

3.6.5.1 [+] to US Government: At the end of CLIN0004 [+] by the FDA will be shipped to the USG Program Office.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable:  [+] configuration approved by the FDA will be shipped to the USG Program Office.

3.6.5.2 Project Management, Operations and Oversight: Oversight of inventory and distribution will be managed by AVI personnel through site visits, audits, and records review.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.6.6 Prepare and Deliver [+] to US Government: AVI proposed to subcontract all manufacturing and testing of the drug substance and drug product. The company will submit full details of manufacturing packaging and testing of the drug substance and drug product without divesting intellectual property rights, and it will not be necessary to submit a [+] to FDA. The US GOVERNMENT will have the right of access to the full documentation for the [+] as agreed in the contract.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: AVI will send an electronic and a paper copy of the approved [+] to the USG Program Office.

3.6.6.1 Ensure completion of [+] at CMO: The CMOs and manufacturers of some of the components of the final drug product configuration [+]. A copy of the CMO’s Letter of Authorization permitting the FDA to access their confidential information in connection with the [+] will have been submitted in the [+]. AVI will endeavor to ensure that the CMO updates and maintains the conditions of the [+].

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: A copy of the Letter of Authorization for FDA to [access the DMF information] in connection with the review of the [+].

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.6.6.2 Submit Letter of Authorization for FDA review of [+] to US Government: The CMOs and manufacturers of some of the components of the final drug product configuration [+] will [+] that will be referenced by the name and address of the supplier and reference number in the [+]. A copy of the CMO’s Letter of Authorization permitting the FDA to access their confidential information in connection with the [+] will have been submitted in the [+]. AVI will endeavor to ensure that the CMO updates and maintains the conditions of the [+].

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver a copy of Letter of Authorization (to FDA) to USG.

3.6.6.3 Program management, operations and oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report project progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.6.7 Contract Program Management: AVI will track progress on each element in the contract, including all financial and reporting requirements; ensure compliance with contract and all government regulations. AVI will manage all subcontracts and ensure that their timelines are met, and the components contributed by each to the overall study are coordinated, on budget, and that they are compliant with all contract and Government regulations that are applicable.

Period of Work: Concurrent with all CLIN0004 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract management and financial oversight ensuring compliance.

3.6.7.1 Program Management: Track progress and manage issues as they arise.

Period of Work: Concurrent with all CLIN0004 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project management ensuring compliance.

3.6.7.2 Finance and [+]: Track financial work process and reporting.

Period of Work: Concurrent with all CLIN0004 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project financial management ensuring compliance.

3.6.7.3 Contract and Subcontract Management: Manage our compliance with contract and USG regulations; manage subcontractors and relationship with them.

Period of Work: Concurrent with all CLIN0004 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract and subcontract management ensuring compliance.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.6.7.4 EDMS and QA: The EDMS will have been fully implemented and routinely used to prepare, review and store documents for the [+], and regulatory and quality compliance documents. AVI will continue to store all documents in the validated EDMS and will make electronic document submissions to the FDA, as needed. AVI will train all pertinent staff on the EDMS, including Quality Assurance staff.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: EDMS system fully operational. QA audits of all vendors will have been performed and any follow up action items identified and tracked.

3.6.8 Drug Substance and Drug Product Ongoing Stability Studies: Continue manufacturing assessment of stability [+] prepared in CLIN0002.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Continue assessment of stability study data (to include both drug substance and drug product).

3.6.8.1 Continue Drug Substance Stability Studies: Continue stability study.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Continue assessment of drug substance stability data.

3.6.8.2 Continue Drug Product Stability Studies: Continue stability study.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Continue assessment of drug product stability data.

+ DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Appendix B: Revised Statement of Work

3.0 CONTRACT

AVI BioPharma (AVI) Statement of Work for AVI-6003 as an effective therapeutic for Marburgvirus:

3.2 CLIN0001 Technology Development (Part 1): AVI will deliver the developmental therapeutic end item that has completed [+] clinical trials, with all the associated preclinical and regulatory requirements sufficient and in place to support its delivery. This will comprise all those activities necessary for our candidate drug product to complete the US GOVERNMENT (USG) Statement of Objectives for CLIN0001. We will complete the planning (including assessment and mitigation of risks) for manufacturing the drug supply, and execute process development to enable scale up from the current [+] batch GLP material, through a [+] batch cGMP engineering development scale, in anticipation of an ultimate [+] modular manufacturing scale; includes analytical methods development and validation ([+], drug substance) and method qualification (drug product), and development of specifications for lot release.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Drug product with which [+] clinical trials have been completed.

3.2.2 [+] Process Development and Qualification: AVI will prepare drug substance for use in subsequent [+] studies (includes the use of previously manufactured components outside this RFP to prepare drug substance). The [+] development program will improve process reproducibility and prepare for manufacturing at larger scales. AVI will investigate several steps that have shown variability [+], and examine steps that have challenges in scale-up [+]. The overall goal of drug substance development is to design a [+] process that is highly reproducible and that can be demonstrated at [+] scale, and usable in the final manufacturing [+] scale. [+]. A stable, [+] form of the drug substance will be produced.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Design scalable processes for [+] and drug substance.

3.2.2.1 [+] Process Development and Qualification: The [+] development program is aimed at improving reproducibility and scalability and ensuring the quality of the product. The overall goal is to design [+] process that is highly reproducible and easily scalable.

Period of Work: Approximately [+] day from time of award (e.g. [+]).

Deliverable: Finalization of a highly reproducible and easily scalable [+] process in preparation for manufacturing at larger scales.

3.2.2.1.1 Synthesis and Characterization of Authentics: This project will help ensure a consistent quality of product. [+]. These authentics will be used as markers in the analytical method validation to check the resolution of the methods.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Preparation of authentic impurity markers

3.2.2.1.2 [+] Process Development: The [+] development program is aimed at improving reproducibility and scalability. It will investigate several steps that have shown [+]. The overall goal is to design a [+] process that is highly reproducible and easily scalable.

Use or disclosure of data contained on this sheet is subject to the
W9113M-09-R-0008	restriction on the title page of this proposal.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months from time of award (e.g.[+]).

Deliverable: Improvement of specific steps and finalization of a highly reproducible and easily scalable [+] process.

3.2.2.1.3 Project Management, Operations and Oversight: Project management will oversee the CROs that are working [+] process development and will also manage the in-house development effort.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.2.2 Drug Substance [+] Process Development: The drug substance [+] process development program will involve optimization of the [+] components of the manufacturing process. The overall goal is to design a highly reproducible and scalable [+] drug substance manufacturing process that can be demonstrated at an [+] and is usable at the final manufacturing [+] scale.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Demonstration of a reproducible and scalable manufacturing process for drug substance.

3.2.2.2.1 Drug Substance [+] Process Development: Development activities are to include optimization of [+] to produce a scalable synthesis process as well as optimization of current [+] process to increase efficiency of [+]. Investigation of alternative [+] methods [+] will also be conducted.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Optimization of the synthesis and [+] components of the manufacturing process.

3.2.2.2.2 Project Management, Operations and Oversight: This element entails oversight and guidance of the development activities, as well as management of technical personnel.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.3 Manufacturing for Nonclinical Studies**: [+] production will occur at [+], and they will supply all the [+] needed for CLIN0001 drug substance manufacture, plus a contingency plan for any drug substance batch needing to be repeated (this is essential to ensure concordance with the timeline). Any excess [+] will be used during the scale up in CLIN0002. The current [+] drug substance process will be transferred to a contract manufacturing organization (CMO) accomplished in the [+] manufacture of oligomeric therapeutic drugs. The CMO will perform scaling of process to [+], plus process development and Reduction to Practice (RtP) run(s). Material for toxicology studies will be made.

**Drug Product for the [+] clinical trial has already been manufactured and is currently stored awaiting final preparations for the start of the study.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Produce drug substance for [+] studies using [+] scale drug substance process.

3.2.3.1 Manufacturing [+]: This production is planned to occur at [+]. It will produce all the [+] needed for CLIN0001 drug substance manufacture plus a contingency if a drug substance batch needs to be repeated.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Any excess [+] will be used during the scale up in CLIN0002.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Timely supply of [+] to support CLIN0001 drug substance development and manufacture.

3.2.3.1.1 Contract Negotiation, Material Acquisition: Finalize and sign contracts for production. Order long lead time and custom reagents to support upcoming campaign.

Period of Work: Approximately [+] month from time of award (e.g. [+]).

Deliverable: Contract and materials in place for [+] manufacture.

3.2.3.1.2 Manufacture [+]: Produce all the [+] needed for CLIN0001 drug substance development and manufacture.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Timely supply of [+] to support CLIN0001 drug substance development and manufacture.

3.2.3.1.3 Quality Audits and Review: Quality audits are managed by the Director of QA and scheduled in accordance with the Audit Master Schedule. Automatic audit reminders are issued by the EDMS. Auditors schedule travel to and from audits, write audit reports and provide lists of findings and make recommendations. The Director of QA oversees all operational aspects of audits and procedures connected with audits and audit reports. Audit findings, recommendations and responses are reviewed by the Director of QA, the VP of Regulatory Affairs and QA and non-compliance issues are brought to the attention of the Chief Executive Officer (CEO), personally, by the Director of QA on a biweekly basis. In addition, a QA Unit and Compliance Report is written monthly by the Director of QA and presented to the CEO in a 1:1 meeting. Functional management and staffing of the QA Unit is the responsibility of and managed by the VP of Regulatory Affairs and QA.

Quality Audits, depending on the process step may include audits of non-regulated facilities (non-cGMP and non-GLP facilities) or audits of facilities that are required to comply with cGMP or GLP. These are Direct Impact audits of Contract Manufacturing Organizations (CMOs), quality control testing, storage and distribution facilities connected with the manufacture of [+] and activated tails. Audit documentation includes a list of questions directly suited to the service provided by the CMO and an ICH Q7-compliant audit checklist. All CMOs must be audited and approved by QA and, when applicable, readiness for Pre-Approval Inspection (PAI) by the FDA or other regulatory agency is evaluated during an audit. Audit records have limited, controlled review access for authorized departmental and senior management staff and are reviewed through and archived using the EDMS.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: QA approved CMO (vendor) and release of manufactured [+] for AVI-6003 program. Audit report completed and satisfactory resolution of responses to findings for CMO providing [+]. Lot release of [+] for drug substance manufacturing program in accordance with QA-approved specifications using analytical methods.

3.2.3.1.4 Project Management, Operations and Oversight: Project management will oversee the CMO that is doing the CLIN001 production.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.3.2 Manufacture Drug Substance: Select CMO experienced in [+] synthesis of [+] drugs. Tech transfer of [+] scale process for drug substance; scale-up of process to [+], process development and RtP run(s); determine stable [+] form for drug substance.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Achieve [+] scale drug substance process and produce material for [+] studies.

3.2.3.2.1 Select and Contract CMO: CMOs capable of performing [+] synthesis have been reviewed for suitability for the API manufacture, [+], and isolation. Site visits will be performed, followed by quality audits, contract negotiations, technical transfer, and Quality agreement execution.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Selection and completion of contracts with a suitable CMO for API manufacture.

3.2.3.2.2 Manufacturing Tech Transfer at 8L: Production will be introduced at the current [+] scale to allow comparability of previous lots and to transfer knowledge to the new CMO. Each API will be made and purified at this scale with the objective being to produce material suitable for toxicological studies.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Demonstration of successful tech transfer of current [+] sale and production of material suitable for [+] studies.

3.2.3.2.3 Process Development, Reduction to Practice at [+]: After the [+] tech transfer campaigns, the process size will be adapted to a [+] size as part of normal development in order to produce more material suitable for [+] studies. At this point process changes may be introduced to make the process more efficient as long as the impurity profiles remain unchanged.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Demonstration of scalability of manufacturing process to [+] scale by successful completion of RtP run(s).

3.2.3.2.4 Project Management, Operations and Oversight: As part of the normal course of outsourcing production, regular team meetings will be held and updates provided. Production oversight from site visits and data review will be shared and discussed. Regular conference calls with the CMO will be established to review progress and results.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.4 Develop and Validate Analytical Assays and Lot Release Specifications: Existing analytical methods will be refined and validated for each [+]. Methods for drug substance will be developed and validated to meet characterization criteria set with the FDA for release. For the drug product assays, development will utilize synergies with drug substance methods to reduce time and cost of method qualification. For both drug substance and drug product, AVI will qualify vendors, facilities and conduct

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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audits.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Validated assays for [+] and drug substance, qualification of the drug product assays, and development of lot release specifications for [+], drug substance and drug product.

3.2.4.1 [+] Analytical Method Development and Validation: Existing analytical methods will be refined and validated for each [+].

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Audited report for validated analytical methods for each [+].

3.2.4.1.1 Method Development and Validation: Methods confirming process consistency will be developed by a qualified subcontractor. Methods for assay and impurity profile will be validated to established criteria for cGMP starting materials.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Audited report for validated analytical methods for each [+].

3.2.4.1.2 Identify Impurities above ID Threshold: Process-critical impurities will be synthesized and included in the validation process. Markers for known impurities will be synthesized as part of the impurity profile. Chromatograms of historic lots will be generated using the refined analytical methods. A team of chemists will work on identifying and synthesizing all impurities that occur [+]

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Identification and preparation of markers for all impurities that occur above the [+].

3.2.4.1.3 Develop (Assess and Refine) Lot Release Specifications: To ensure consistent quality, a team will assess and refine all the [+] lot release specifications.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Preparation of a lot release specification for each [+].

3.2.4.1.4 cGMP Audits: See section 3.2.3.1.3 Quality Audits and Review for general description of Quality Audits. cGMP audits are performed by experienced auditors for the Contract Manufacturing Organizations (CMOs), quality control testing and storage and distribution facilities. Audits employ a checklist approach, based on regulatory requirements and ICH Q7 guidelines, which are customized to comply with requirements for each subcontractor site and circumstance. When applicable, the readiness for a Pre-Approval Inspection by the FDA or other regulatory agency (PAI) of cGMP and GLP subcontractors is also evaluated. Under the Quality System, batch release specifications, test methods and quality control test results, protocols for stability studies and analytical methods and study reports or data are reviewed for compliance with regulations and guidelines and approved by the Director of QA.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Audit report completed and satisfactory resolution of responses to findings by subcontract laboratories testing [+] for drug substance for subsequent clinical use.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.2.4.1.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.4.2 Drug Substance (DS) Analytical Method Development and Validation: Drug substance analytical methods will be developed and validated to meet characterization criteria set forth by regulatory agency for release. Impurities will be isolated and identified. Subcontractors will be qualified, and audits performed, by AVI QA Unit.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Audited report for validated analytical methods for drug substance release.

3.2.4.2.1 Method Development and Validation: Methods, compliant with regulatory expectations, will be developed for impurity profile, assay, identity and description. Method validation will be performed by qualified vendor.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Methods for impurity profile, assay, identity and description, validated and audited report as appropriate.

3.2.4.2.2 Identify Impurities above [+]: Impurities will be identified and the identity verified by synthesis of authentic compounds. Detection level of impurities will be established.

Period of Work: Approximately [+] months from analytical method development and validation (e.g. [+]).

Deliverable: Establish identity and detection levels of impurities.

3.2.4.2.3 Develop (Assess and Refine) Lot Release Specifications: Release specifications will be established that ensure consistency between production lots. RTP batches will be used to refine release specifications and assess the analytical method capability to meet the specification threshold according to ICH Q6A recommendations. Director of QA participates in review and approval of specifications that are compliant with cGMP and compendial requirements.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: cGMP-compliant lot release specifications are approved for drug substance for subsequent clinical use.

3.2.4.2.4 Quality Audits and review: Documentation for drug substance (DS) analytical method development and validation will be reviewed by QA for compliance with regulatory requirements. See section 3.2.3.1.3 Quality Audits and Review and section 3.2.4.1.4 cGMP Audits. Audits occur, reports are completed and satisfactory responses are received to audit findings. Director of QA reviews and approves validation protocols and validation reports for the analytical methods.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Audits occur, audit reports are completed audit findings are resolved and validated analytical tests and methods are approved for drug substance.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.2.4.2.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.4.3 Drug Product (DP) Analytical Method Development and Qualification: Drug product analytical method development and qualification will characterize phosphate buffered saline filled drug product. Method development will utilize synergies with drug substance methods to reduce time and cost of method qualification. Includes subcontractor qualification and audits by AVI QA Unit.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Qualified analytical test methods (validated assay method) that comply with the FDA’s quality and regulatory requirements for release of drug product.

3.2.4.3.1 Method Development and Qualification:      Methods, compliant with regulatory expectations, will be developed for impurity profile, assay, identity, and description. Method qualification will be performed by qualified vendor. A contract analytical development laboratory will be chosen and methods for drug product analysis and release will be developed that comply with the FDA’s quality and regulatory requirements.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Audited reports for qualified methods for impurity profile, identity, and description and validated method for assay.

3.2.4.3.2 Identify Impurities above ID Threshold: Impurities will be identified and the identity verified by synthesis of authentic compounds. Detection level of impurities will be established.

Period of Work: Approximately [+] months from analytical method development and validation (e.g. [+]).

Deliverable: Establish identity and detection levels of impurities.

3.2.4.3.3 Develop (Assess and Refine) Lot Release Specifications: Release specifications will be established that ensure consistency between production lots. RTP batches will be used to refine release specifications and assess the analytical method capability to meet the specification threshold according to ICH Q6A recommendations.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Lot release specification in compliance with the FDA’s quality and regulatory requirements for drug product for subsequent clinical use.

3.2.4.3.4 cGMP Audits: Documentation for drug product (DP) analytical method development and validation will be reviewed by QA for compliance with regulatory requirements. See section 3.2.4.1.4 above. Audit occurs, report completed and satisfactory resolution of responses to findings by subcontract testing laboratories developing analytical methods and testing drug product for subsequent clinical use. Lot release of will occur using QA-approved validated analytical methods and specifications compliant with compendia and other regulatory requirement.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Completed and QA reviewed validation reports. Audit report completed and satisfactory resolution of responses to findings by subcontract testing laboratories. Lot release tests and specifications that comply with the FDA’s quality and regulatory requirements are approved by the Director of QA.

3.2.4.3.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.5 Nonclinical Toxicology: AVI will conduct [+] studies [+]. A new assay will be used for the determination of drug levels in biological matrices, and each component of the study drug will be assayed independently. The method will be validated (GLP) in plasma as is required for study protocols for pharmacokinetic analysis. An existing [+] will be transferred and validated (GLP) for the analysis of dosing solutions, over a [+]. The single dose [+] will evaluate the effect of a single dose on target organs observed. Quality Audits will be conducted on the contract research organization (CRO) and the audit records maintained by the AVI EDMS.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Completed GLP-compliant non-clinical toxicology study reports for studies in [+], including [+] reports.

3.2.5.1 [+] Method Validation: Feasibility studies have proven a [+] method acceptable for the determination of drug levels in biological matrices. Each component of the study drug is assayed independently. The method will be validated (GLP) in matrices corresponding to samples specified by study protocols for pharmacokinetic analysis [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report on validated [+] method for detection of drug levels in biological matrices.

3.2.5.2 Analytical Method Validation for Determination of Dose Solution Concentration: An existing [+] method will be transferred and validated (GLP) for the analysis of dosing solutions. The method will be validated over a concentration range suitable for determination of concentration, homogeneity, and stability of the dose formulations for the non-clinical toxicology studies.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Audited final report on validated method for concentration of drug levels.

3.2.5.3 [+]: The single dose [+] study will evaluate the effect of a [+]. The results will have an impact on the dosages and escalation in the [+] trial. This study requires validation of the analytical method.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] study.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.2.5.4 [+]: This study provides supportive data for the repeat dose study [+] that has been completed. Allow correlation of observed effects with exposure.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] study.

3.2.5.5 [+]: In vitro study to assess the effects of the test article on [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] study.

3.2.5.6 [+]: To investigate the actions of the test article/vehicle on action potential [+] methods. This study will identify potential risk of [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] study.

3.2.5.7 [+] with Long Recovery: [+] - this study will determine [+] in multidose clinical trial.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report for [+] Study with Long Recovery.

3.2.5.8 cGLP Audits: Quality Audits conducted in this arena are Direct Impact audits of our Contract Research Organizations (CRO). Audits include a list of questions directly suited to the CRO and a GLP/cGMP [+] checklist. All CROs (through audits) are approved (or rejected) by QA and audit records are maintained by the AVI EDMS. See section 3.2.3.1.3 for general description of Quality Audits. Audits of [+] facilities, [+] laboratories, and related study data will be conducted by experienced auditors from the Quality Unit. Audits employ a checklist approach, based on regulatory requirements (21 CFR Part 58 for GLP compliance) and ICH guidelines; the checklists are customized to comply with requirements applicable for each subcontractor facility and type of testing. When applicable, the readiness for a Pre-Approval Inspection by the FDA or other regulatory agency (PAI) of GLP subcontractors is also evaluated.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Audit and audit report completed and acceptable responses to findings are received from subcontract [+] facilities and [+] laboratories testing AVI-6003 for [+]. GLP studies will occur using QA-approved protocols that meet regulatory and IUCAC and USG requirements and validated [+] methods are used.

3.2.5.9 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.2.6 Pilot [+] Studies (Complete).

3.2.7 Contract Program Management**: AVI will track progress on each element in the contract, including all financial and reporting requirements; ensure compliance with contract and all government

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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regulations. AVI will manage all subcontracts and ensure that their timelines are met, and the components contributed by each to the overall study are coordinated, on budget, and that they are compliant with all contract and Government regulations that are applicable.

**Work will continue during period [+] on this program — namely [+] and regulatory to prepare for [+] clinical study. Program management will be required to oversee those tasks.

Period of Work: Concurrent with all CLIN0001 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract management and financial oversight ensuring compliance.

3.2.7.1 Program Management: Track progress and manage issues as they arise.

Period of Work: Concurrent with all CLIN0001 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project management ensuring compliance.

3.2.7.2 Finance and [+]: Track financial work process and reporting.

Period of Work: Concurrent with all CLIN0001 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project financial management ensuring compliance.

3.2.7.3 Contract and Subcontract Management: Manage our compliance with contract and USG regulations; manage subcontractors and relationship with them.

Period of Work: Concurrent with all CLIN0001 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract and subcontract management ensuring compliance.

3.2.7.4 EDMS Installation, Validation, Implementation, Training and QA: AVI will implement enhancements to the Quality Systems Approach already in place, including installation of a secure 21CFR Part 11 compliant EDMS and preparation for electronic document submission to the FDA. AVI will train all pertinent staff on EDMS and Quality Assurance.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: EDMS system will have been selected, installed and fully operational. QA audits of all vendors will have been performed and any follow up action items identified and tracked.

3.3 CLIN0001 Technology Development — [+] Clinical Study (Part 2): Using the currently filed IND, and [+] data obtained subsequently, AVI will establish agreement with the FDA for the acceptable protocol** [+], such as [+] review and approval. AVI will conduct and report the [+] clinical study in healthy [+].

**Discussions with the FDA are planned for [+] which will cover the [+] and additional input to the proposed [+] study may be requested.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Final study report for [+] clinical study agreed upon by the government.

3.3.1 Support [+] Submission: An [+] cannot be granted until the appropriate legislative order has been given by Congress, however, AVI will submit a Request for Consideration for an [+] and briefing document (per Section 564(c) of the FD&C Act), amendments under Project Bioshield Act of 2004, and draft FDA Guideline of June 2005. The Request for Consideration will contain data from all available research and nonclinical studies together with draft protocol synopses for the [+] studies and the first clinical study. The FDA will be asked to provide advice on the additional requirements to achieve an [+].

As requested by the FDA in the meeting, AVI will continue to submit additional scientific, [+] and [+] study data in final study reports as [+] when the final reports are available with the intention of fulfilling all requirements for an [+] before such use is required.

Period of Work: Approximately [+] days from start of preparation of the Request for Consideration and Briefing Document to final receipt of FDA“s Minutes of the Meeting (e.g. [+]).

Deliverable: Letter to the FDA requesting a meeting to discuss the Request for Consideration as an [+] and Briefing Document submitted as an [+]. In addition, after the meeting with the FDA the company’s notes of the meeting with the FDA will be submitted as an [+].

3.3.1.1 Support [+] Submission, Meeting with FDA and USG: AVI’s regulatory affairs, staff will prepare the Meeting Request Letter and Briefing Document for the Request for Consideration as an [+] Meeting with the FDA and submit them as [+]. After the Meeting with the FDA, AVI’s regulatory affairs staff will prepare notes of the meeting and submit them as an [+]. The Request for Consideration as an [+] submissions will be planned, prepared and managed by AVI’s regulatory affairs staff, using FDA compliant electronic templates, e-publishing techniques and the EDMS. Meeting arrangements and follow-up Meeting Minutes will also be prepared and managed by RA. Oversight will be provided by AVI’s senior management.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Letter to the FDA requesting a meeting to discuss a Request for Consideration as an [+] and Briefing Document submitted as an [+]. After the meeting with the FDA the Company’s notes of the [+] with the FDA will be submitted as an [+].

3.3.1.2 Project Management, Operations and Oversight: Consideration as an [+] request managed by AVI regulatory affairs, using FDA compliant electronic templates, electronic document management and e-submission. Meeting arrangements and follow-up meeting minutes also managed by RA. Oversight is provided by AVI’s senior management.

Period of Work: Approximately [+] month from meeting date being offered with FDA (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones to timeline and budget.

3.3.2 [+] Clinical Study: The [+] will be conducted with [+] to this award. The timeline will not allow AVI to wait for full manufacturing scale [+] cGMP drug product material, however the drug product used will be comparable and the assay method validated. The study and discussions with the FDA will be based on the IND already opened for drug product. Dosing will start at the [+]. Based on the pharmacokinetics, safety and general tolerability, [+].

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: [+] clinical study report; study conducted with research scale cGMP drug product.

3.3.2.1 Clinical Site and Local Laboratory Activities: The study will be planned and executed at an audited, selected [+] Clinical Research Facility with support from a fully CLIA accredited laboratory. From initiation onward the site(s) will be monitored through to study completion and site close out.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, conduct and complete [+] clinical study. Provide all required data to the CRO for final study report.

Final report describing [+] clinical study conducted with research scale cGMP drug product manufactured at a cGMP-compliant facility.

3.3.2.1.1 Contracts and Budget: Contract and budget will be negotiated and agreed with the [+] CRO and supporting laboratories.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All contracts (site and laboratories) to permit study to be executed are agreed and signed.

3.3.2.1.2 Final Protocol to FDA; [+] submissions: Final [+] protocol submitted to FDA, [+]; feedback received and incorporated prior to study initiation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All approvals received before initiation of clinical study.

3.3.2.1.3 Site Activities: First Subject In to Last Subject Out: The study will be planned and executed at an audited, selected [+] Clinical Research Facility. Site will be involved with review of study specific documentation and trained prior to first subject first visit. All interactions with site will be documented. Regular site monitoring will be planned and documented to ensure data has been verified and entered in a timely fashion, while ensuring subject safety. Any compliance issues will be raised to the clinical team for response.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: [+] clinical study conducted under cGCP and completed on schedule, within budget.

3.3.2.1.4 Site Close Out: After completion of the last subject last visit, all data queries will be completed by the site and/or laboratory, previously validated database locked, analyses run, and draft study report prepared. In parallel formal close out of the clinical site, with disposal of unused drug supplies and completion of all outstanding documentation will occur.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: All open queries and action items associated with clinical study execution are completed and documented in a site close out visit report.

3.3.2.2 Outsource Services: Identify, select and qualify subcontractors needed to execute clinical study.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Assigned vendor personnel will participate in a kick off meeting in which study expectations and needs, including timelines, will be discussed. Protocol and procedure training will occur. A communication plan and reports will be developed prior to first subject enrolled.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Training records, meeting minutes confirming that subcontractors are trained to the study and ready to perform services.

3.3.2.2.1 [+] Method Validation: Feasibility studies have proven a [+] method acceptable for the determination of drug levels in [+] matrices. Each component of the study drug is assayed independently. The method will be validated (GLP) in matrices corresponding to samples specified by the clinical study protocol for pharmacokinetic analysis [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Validated [+] assay for drug levels in [+] matrices.

3.3.2.2.2 Clinical Research Organization and Data Management: The CRO is key to study success. Their team along with AVI personnel are responsible for site start up activities, site training, and study execution, including data collection and management. The statistical support is part of the CRO. This group and Data Management will develop the plans necessary for data collection, query management, data analysis and quality checks. They will prepare reports for the [+] reviews. The final clinical study report will be written by CRO personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Executed contract between AVI and CRO.

3.3.2.2.3 Central Laboratory Services and Data Transfer: Exploratory [+] accessioning and analyses will each be conducted at a central lab facility. Data from each will be sent to data management vendor for inclusion in final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Laboratory data report.

3.3.2.2.4 [+]: An independent [+] will be appointed to oversee and confirm dose escalation decisions. A [+] charter will be prepared and agreed with [+] members, a contract developed and a kickoff meeting and then dose escalation meetings with open and closed sessions. Members of the [+] will be available to review safety data and confirm or reject dose escalation to the next higher dose.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Decision to dose escalate; continue or stop study as documented in meeting minutes.

3.3.2.2.5 Provide Electronic Data Management with Access to US Government: Enable [+] web portal with secure access to assigned study, company, vendor, and USG personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Functional secure EDC portal access.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.3.2.2.6 Drug Warehousing and Distribution: Store clinical trial material at refrigerated conditions in secure, temperature controlled and monitored unit. Implement traceable distribution system with chain of custody documentation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide clinical trial material on time to site(s) and keep adequate records.

3.3.2.3 Study Documents for Clinical Sites and Final Study Report: The Clinical Research Organization (CRO) is responsible for preparing and providing to AVI for review all appropriate study specific documents, except the clinical protocol. Upon AVI authorization the CRO will send these documents to the sites in preparation for study start. Additionally, should any unexpected or serious safety events be reported, the CRO will document, discuss with AVI medical monitor, and complete the appropriate forms. At the study end, the CRO will prepare the tables, listings and figures and draft the final study report which will then be finalized with AVI input.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Shipping receipts showing what was sent to whom and when.

3.3.2.3.1 Prepare and Distribute Study Documents: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study, including but not limited to: study specific data collection forms (electronic case report forms), the study operations manual, training on the protocol, clinical trial material storage, inventory and administration, use of [+], safety reporting, and Good Clinical Practice regulations.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All study related documents including but not limited to: study plan and timeline, eCRF completion guidelines, monitoring reports, protocol compliance tracking, communication plan, meeting minutes, training materials and logs, drug accountability logs and final study report.

3.3.2.3.2 Final Study Report: Prepare compliant and complete final clinical study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Submission ready final clinical study report.

3.3.2.4 Regulatory Submissions and Templates: The near final draft clinical protocol, FDA Form 1571, FDA Form 3674, FDA Form 1572, information on the investigators (including a copy of the cv of the Principal Investigator), study facility, and [+] will be submitted as an [+] for review by the FDA. An electronic template that is compliant with electronic submission requirements will be used for the protocol. Other “Essential Documents” specified by the ICH guideline on Good Clinical Practice and 21 CFR will be collected and reviewed for compliance. The clinical study will be registered on www.Clinicaltrials.gov or an equivalent public access database.

Period of Work: Approximately [+] months from start of collection of “Essential Documents” to notification from the FDA that it is “Safe to Proceed” (not including [+] reviews and approvals). (e.g. [+]).

Deliverable: FDA Letter confirming that it is “Safe to Proceed” with the clinical study.

3.3.2.5 GCP Audits: Clinical data and document quality checks are carried out by clinical monitors

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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during routine monitoring of each clinical study, as required under GCP. See section 3.2.1.3 for general description of quality Audits and Review. Quality Audits performed by experienced auditors from the QA Unit at clinical investigational sites (hospitals, etc.) are Direct Impact audits that will be specifically designed to verify compliance with GCP requirements and local and international regulatory regulations and guidelines. Audits will include, contractor site selection audit, study audits during the study and an end of study audit. Audit documentation will be managed and archived in the EDMS.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audit and audit report are completed and satisfactory responses to audit findings are received from CRO“s clinical facilities and [+] laboratories testing drug product in clinical studies. GCP-compliant clinical studies will occur using QA-approved protocols that meet regulatory and Institutional Review Board, HIPAA and USG requirements. Validated [+] methods are used for testing clinical samples.

3.3.2.6 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress As part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the study plan. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.3.3 Store Drug Product from Clinical Lot for 2 Years Past End of Study: Samples from the drug product batches used in the [+] clinical study will be stored under specified controlled storage conditions for 2 years past the completion of the study.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Store samples of drug product used in [+] clinical study.

3.3.3.1 Initiate Drug Product Storage at Drug Distributor Warehouse: Drug product from the clinical trial will be retained for at least 2 years past the end of the clinical study end. These samples will be held at the recommended storage temperature in a secured refrigerated unit that is calibrated and monitored.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Store samples of drug product used in [+] clinical study.

3.3.3.2 cGMP Audits: See section 3.2.3.1.3 Quality Audits and Review for general description of quality audits and section 3.2.4.1.4 for description of cGMP audits. Audits occur, audit reports are completed and satisfactory responses to audit findings are received from the subcontract facility storing and distributing AVI-6003 drug product for subsequent clinical use. Release and shipping of clinical supplies to clinical facilities will occur using QA-approved procedures that are compliant with GCP and local and international regulatory requirements.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audit and audit report are completed and satisfactory responses to audit findings are received from the CMO drug product storage facility and conditions are acceptable for drug product lots for subsequent distribution for clinical use.

3.3.3.3 Project Management, Operations and Oversight: Oversight of warehouse storage of drug product will be managed by AVI personnel through site visits, audits, and records review.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.3.4. Stability Studies: Samples from the [+] (drug substance and drug product) and [+] scale (drug substance), will be placed on a stability study at recommended storage temperature and an elevated temperature as per ICH guidelines for a minimum of [+] consistent with the RFP. A final stability report will be written by the Contract organization that performs the stability studies.

Period of Work: Approximately [+] days from time of award (e.g. [+]).

Deliverable: Samples of drug substance and drug product set up for [+] stability studies.

3.3.4.1 Contract Analytical Lab, Method Transfer, Short Term Stability of Drug Product at Dilutions for Clinical Study: Identify infusion sets, short term stability for at least [+].

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Report on short term stability of drug product under conditions of clinical study.

3.3.4.2 Contract and Initiate [+]: These studies will confirm the stability of the regular [+]. These studies are expected to confirm result from previous stability studies.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Ongoing stability studies of [+].

3.3.4.3 Refine Stability Indicating Analytical Methods for Drug Substance and Drug Product: Forced degradation studies will identify degradants using HPLC/mass spectrometry. Once peak retention times are matched to degradant/impurity ID, stability program will utilize validated HPLC methods.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Completion of analytical method development for Drug Substance and Drug Product.

3.3.4.4 24 Months Stability Studies Drug Product: Drug substance and the resultant drug product will be placed on a stability study at recommended storage temperature and an elevated temperature as per ICH guidelines for a minimum of [+] consistent with the RFP. This is applicable to cGMP materials made at both the [+] scales. A final stability report will be written by the Contract organization that performs the stability studies.

Period of Work: Approximately [+] months from time of award (e.g. [+]).

Deliverable: Ongoing [+] study with drug product prepared for [+] clinical study in CLIN0001.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.3.4.5 Ongoing Quality Audits and Review including [+] Stability Programs: Drug substance and the resultant drug product will be placed on a stability study at recommended storage temperature and an elevated temperature as per ICH guidelines for a minimum of [+] consistent with the RFP. This is applicable to cGMP materials made at both the [+] scales. A final stability report will be written by the Contract organization that performs the stability studies See section 3.2.3.1.3 Quality Audits and Review for a general description of quality audits and section 3.2.4.1.4 for a description of cGMP audits. cGMP audits occur, reports are completed and satisfactory responses to audit findings are received from subcontract laboratories conducting stability studies. Analytical testing occurs using QA-approved validated analytical methods and stability specifications compliant with compendia and other regulatory requirements.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Audit report completed and satisfactory responses to audit findings received. Stability data are reported at regular intervals and reviewed by AVI.

3.3.4.6 Ongoing Program Management, Operations and Oversight including [+] Stability Programs: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress As part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a [+] basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.3.5 End of [+] FDA Meeting: AVI will request an End of [+] Meeting to discuss the future development plan including design of the [+] and the application of the [+] as soon as the data from the first clinical study is available, and appropriate questions of the agency can be formulated to enable the further clinical development. Agreement will be sought on fixed dose combination drug products, toxicology, toxicokinetics, clinical and pharmaceutical development of the drug substance and drug product, [+] development and review, with advanced notification of USG Program Office. The scheduling will depend on FDA, but the meeting should occur within 75 days of the formal request, and the briefing book will be sent to the FDA, at least 4 weeks ahead of the meeting. FDA feedback will be incorporated into the subsequent development plans. AVI’s regulatory affairs staff will plan, prepare and compile the submission documents using electronic templates and e-publishing techniques; documents will be managed and stored electronically using the EDMS.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: AVI submits an End of [+] Meeting Request Letter and Briefing Document to the FDA, participates in the meeting with FDA and prepares meeting notes. AVI reviews the FDA“s official Meeting Minutes to assure that key elements of the discussions and agreements reached are documented. The FDA“s requirements and expectations for the appropriate regulatory procedural enhancements leading to a potential [+] are clear.

3.3.5.1 [+] FDA Meeting Request [+], Preparation of Briefing Documents: Just before the completion of [+], AVI’s regulatory affairs staff will manage, prepare and compile the [+] Meeting Request Letter and Briefing Document, with key components being provided by the research and development staff and

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subcontractors. The submission will be prepared using electronic templates, published using e-publishing techniques and all documents will be managed and controlled in the EDMS. The [+] Meeting will be planned and held, then AVI will prepare Meeting Notes that will be submitted to the FDA. The FDA’s official Meeting Minutes will be reviewed for clarity and agreement with AVI’s understanding of the outcomes. As necessary, AVI will continue proactive dialogue with the FDA by mutually convenient means.

Period of Work: Approximately [+] weeks (e.g. [+]).

Deliverable: [+] Meeting Request Letter and Briefing Document submitted to the FDA. A meeting date is agreed and the meeting (with participation of appropriate USG representatives) is planned.

3.3.5.2 FDA Meeting, Minutes, Follow-up: AVI and USG representatives will attend the End of [+] Meeting. Agreement will be sought on a variety of development and regulatory procedural topics including for example applicability of fixed dose combination drug product requirements, toxicology, toxicokinetics, clinical and pharmaceutical development of the drug substance and drug product, [+] development and review FDA feedback will be incorporated into the subsequent development plans.

Period of Work: Approximately [+] weeks (e.g. [+]).

Deliverable: The [+] Meeting with the FDA occurs. AVI“s Meeting Notes and the FDA“s Meeting Minutes are prepared and reflect mutual agreements and understandings of the requirements for further development and the applicable regulatory procedures.

3.3.6 Complete [+] Clinical Trial and [+]: AVI will complete a [+] study to assess safety, tolerability and pharmacokinetics in [+] (RFP 3.3.2). The results from this first clinical study will be submitted to FDA as a supplement to the IND as soon as the data is available and the appropriate study reports are prepared.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct and complete [+] clinical trial Submission of an [+] containing the Final Study Report of the [+] Clinical Trial and other [+] as needed to support continuing nonclinical, pharmaceutical and clinical research and development.

3.3.6.1 Prepare for and Meet with FDA to Discuss [+]: Due to the complexity and uncertainty about the FDA’s expectations and requirements for [+] approval using the [+], AVI’s regulatory affairs group will plan, request and manage a specific, [+] Meeting with the FDA and other interested USG agencies to discuss the application of the [+]. A Meeting Request Letter and Briefing Document will be prepared and submitted at least 4 weeks ahead of the meeting. AVI will prepare Meeting Notes and will review the FDA’s official Meeting Minutes to assure agreement on the issues discussed. If necessary, further clarifications may be requested in writing. AVI will continue an open dialogue with the FDA and USG agencies involved and document those discussions.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Meeting Request and Briefing Document, attendance at the [+] Meeting, AVI’s Meeting Notes and FDA’s official Meeting Minutes. Agreement with the FDA and USG agencies regarding the applicability and requirements for developing oligomeric drug products under the [+], and for [+] approval.

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3.3.6.2 Prepare and Submit [+] and [+]: AVI will submit [+] containing appropriate research and development data to the FDA and provide notifications to USG Program Office The agreement of the FDA will be sought to submit the protocols for the [+] studies as well as the [+] safety study for [+] and the relevant protocols will be submitted. AVI’s regulatory affairs staff will plan, prepare and manage all submissions as electronic documents using electronic templates, e-publishing techniques and the EDMS.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: [+] will be submitted as [+] and the FDA“s review comments will be incorporated before finalizing study protocols. [+] will be submitted as research and development data reports are available in order to keep the IND as current as possible. Copies of major submissions and correspondence will be forwarded to USG, as required.

3.3.6.3 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress. As part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the study plan. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.3.7 Deliver [+] of Clinical Material to US Government: A sample of the drug product used in the [+] clinical study will be provided to the USG.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample drug product used in [+] clinical safety study to USG.

3.3.7.1 Ship [+] to US Government: At the end of CLIN0001 at least [+] of the drug product(s) will be delivered to the recipient specified by the USG.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample of drug product used in [+] clinical safety study to USG.

3.3.7.2 Project Management, Operations and Oversight: Oversight of inventory and distribution will be managed by AVI personnel through site visits, audits, and records review.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4 CLIN0002: AVI will deliver the developmental therapeutic end item that has achieved [+] clinical trials, based upon CLIN0001, additional prior studies and all the associated regulatory requirements sufficient and in place to support this. This will comprise all those activities necessary for our candidate product to complete the USG Statement of Objectives in CLIN0002.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product on which [+] clinical trials have been completed.

3.4.1 Refine [+]: The critical goal of these studies is to obtain concurrence with FDA on the [+] study to be conducted under the [+]. Critical viral parameters will be addressed in PK/PD studies of [+], and in monitoring [+], both conducted at USAMRIID. The correlation of the [+] from natural infections, will guide the format and goals of the [+] study. The [+] study will be discussed and refined with the FDA. AVI will submit the protocols for the [+] prior to subcontracting the studies to USAMRIID (the proposed vendor to be pre-qualified as acceptable for GLP-compliant studies). The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Establish model for [+] Studies with FDA.

3.4.1.1 Delayed Time to Treatment in [+]: Critical efficacy parameters will be addressed in a study with various preplanned delays between exposure of [+] and initiation of treatment. The work will be conducted at USAMRIID. The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete Delayed Time to Treatment Efficacy Study.

3.4.1.2 [+]: Critical viral parameters will be addressed in [+], conducted at USAMRIID. The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete [+].

3.4.1.3 Viral Time Course in [+]: Critical viral parameters will be addressed in this study conducted at USAMRIID. The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete viral timecourse study in [+].

3.4.1.4 [+]: Critical viral parameters will be addressed in [+], conducted at USAMRIID. The final protocols and final study reports will be submitted to FDA as [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete [+].

3.4.1.5 Quality Audits: See section 3.2.3.1.3 for a general description of Quality Audits. Audits of [+] facilities, [+] laboratories, and related study data will be conducted by experienced auditors from the Quality Unit. Audits employ a checklist approach, based on regulatory requirements (21 CFR Part 58 for GLP compliance) and ICH guidelines; the checklists are customized to address the quality and regulatory requirements for each subcontractor facility and type of testing. When applicable, the readiness for a Pre-Approval Inspection by the FDA or other regulatory agency (PAI) of GLP subcontractors is also

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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evaluated.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audit and audit reports are completed and satisfactory responses to audit findings are received from subcontract [+] laboratories testing drug product for nonclinical studies. GLP studies will occur using QA-approved protocols that meet regulatory and IUCAC and USG requirements and validated [+] methods are used for analysis of test articles.

3.4.1.6 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress As part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the study plan. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.2 Develop and Validate Analytical Assays for Drug Product: AVI will complete analytical methods development and validation for drug product and finalization of specifications for lot release of drug product. The development and validation of formulated product analytical test methods utilize the analytical test methods developed and validated for therapeutic drug substance, where applicable. The addition of compendial tests and limits for sterility,, to those for appearance, identification, assay and impurities will meet the regulatory requirements for lot release and for the product lots in ICHcompliant stability testing programs. The Director of QA will participate in the review and approval of analytical test methods, analytical validation protocols and reports, and drug product specifications that comply with compendia and other regulatory requirements.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Complete development of analytical methods, validation and specifications for drug product.

3.4.2.1 Drug Product Analytical Method Development and Validation: Drug product analytical development will exploit similarities between the drug substance and the drug product to accelerate development and minimize validation time. As with drug substance, multiple HPLC methods are required for purity identification. Includes vendor qualification, facilities and API process audits of batch records by AVI QA Unit. AVI will complete analytical methods development and validation for drug product and finalization of specifications for lot release of drug product. The addition of methods for sterility, to those for appearance, identification, assay and impurities will meet the regulatory scrutiny required for cGMP release and ICH stability.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete development of analytical methods for drug product, and audited validation report.

3.4.2.2 Refine Drug Product Lot Release Specification: Based upon the results from the CLIN0001 manufacturing experience product specifications for each of the drug substances and the drug product will be developed. For the individual drug substances these will be similar to those developed in

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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CLIN0001 since [+] studies will have been based upon these specifications that were used in the IND. Refinement of the specifications will be made based upon new assay development and analysis of lots used in the [+] studies and clinical trials.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Develop specifications for each drug substance and drug product.

3.4.2.3 Quality Audits: Documentation for analytical assay method development and validation will be reviewed by QA for compliance with regulatory requirements. See section 3.2.3.1.3 Quality Audits and Review and section 3.2.4.1.4 cGMP Audits. Audits occur, audit reports are completed and satisfactory responses to audit findings are received from subcontract analytical testing laboratories developing and validating analytical methods for drug product for subsequent clinical use. The Director of QA participates in the review and approval of validation protocols and validation reports.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits occur, audit reports are completed and satisfactory responses to audit findings are received from the test facilities. Validated analytical methods are developed and approved.

3.4.2.4 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report progress As part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the study plan. Study progress and any issues relative to the study plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.3 Scale-up Manufacturing, Qualification and Validation of cGMP Manufacturing Process: Manufacturing goals will include scale-up of the raw material supply [+], as well as that of drug substance. Further suppliers will be qualified. AVI will manufacture the drug substance and drug product supply at [+] batch scale for the [+] clinical studies (. AVI will also initiate the development of the full manufacturing scale of [+] manufacturing, and initiate validation of [+], including for stability at this full [+] scale. The manufacturing facilities will be audited for compliance with cGMP and other quality and regulatory requirements by experienced auditors. The Director of QA will participate in the review and approval of process validation protocols and reports.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product for [+] clinical trials and validated drug substance for [+] clinical trials will be prepared. Release drug product lots for [+] clinical trials manufactured using a validated process at a cGMP-compliant facility. Lots meet the AVI-approved drug product specification and have been tested using validated analytical methods.

3.4.3.1 [+] Manufacturing Scale-Up: As part of the scale up process the [+] manufacturing supply chain needs to be established to produce [+] on the scale required to support the intended manufacturing scale-up. The current production capacity [+] multiple manufacturers will be utilized. However, even this effort will

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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require expansion of [+] facilities for [+] of the activated [+]. [+] are needed to be made at the [+] to support scale up activities.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Assured supply for [+] and other raw materials.

3.4.3.1.1 Contract Additional [+] Manufacturing and [+] Sites: Negotiate and sign contracts with the additional [+] manufacturing and [+] CMOs.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Selection and contract finalization of additional [+] CMOs.

3.4.3.1.2 Manufacture of [+]: Complete tech transfer with all new CMOs. Scale-up the [+] production process and manufacture the required [+] to support the drug substance manufacture.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Timely supply of [+] to support drug substance manufacture.

3.4.3.1.3 [+] Development and Validation: Evaluate the feasibility of [+]
recovery. The Director of QA participates in the review and approval of process protocols and reports.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Report on feasibility and impact on cost of [+].

3.4.3.1.4 Quality Audits and Review: See section 3.2.3.1.3 Quality Audits and Review and section 3.2.4.1.4 cGMP Audits. Audits occur, audit reports are completed and satisfactory responses to audit findings are received from the CMO.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completed audit reports. Audits occur, audit reports are completed and satisfactory responses to audit findings are received from the CMO. Approved master batch records are developed for manufacturing [+] at the approved scale.

3.4.3.1.5 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project plan compliance, report progress. Progress and any issues will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.3.2 Manufacturing Scale-Up, Large Scale Manufacturing and Validation: GMP drug product for [+] clinical trial will be manufactured from cGMP drug substance prepared at [+] scale previously demonstrated in CLIN0001. The process will be scaled from the [+]. The drug substance process will undergo process validation in which [+] lots of drug substance are made at the [+] commercial scale

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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and placed on stability. Material from the first validation lot will be used to manufacture drug product for [+] clinical trial. Quality Audits conducted in this arena are Direct Impact audits of our Contract Manufacturing Organization (CMOs) first cGMP run. It will include observation of the manufacturing process per cGMP/Q7 guidelines and will be documented with a report that will be added to the initial CMO audit and filed within EDMS. The Director of QA participates in the review and approval of process validation protocols and reports.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audited validation report for large scale manufacturing at a suitably qualified CMO.

3.4.3.2.1 Manufacture and release cGMP drug substance and drug product: Based on experience from CLIN001, the APIs will be produced under cGMP conditions at the [+] scale at this stage and drug product will be manufactured for [+] clinical trial. Production and QA oversight will be given and data generated carefully reviewed. The Director of QA participates in the review and approval of batch records and in the review of analytical testing of drug substance prior to approving lot release.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product for [+] clinical trial.

3.4.3.2.2 Drug Substance Manufacturing Scale Up to [+]: From the [+] scale, the process will be increased to a [+]. The purpose of using a smaller reaction size in a larger capacity reactor is to control costs during clinical development, but enable future scale increases in already qualified equipment. This allows minimization of costs during the program and later enables production of RFP threshold quantities for commercial production.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Demonstration of [+] scale manufacturing process by successful completion of RtP run(s).

3.4.3.2.3 Validation of cGMP Drug Substance Manufacturing Process: Once the [+] scale is established, a process validation protocol will be written and executed under the guidance of the CMO with direct input from AVI. Results of this validation will be reviewed and, if acceptable, approved. The protocol will contain acceptance criteria in order to evaluate the success. The Director of QA participates in the review and approval of validation protocols, validation reports, and master batch records.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audited validation report for drug substance manufacturing process at [+] scale.

3.4.4 Refine and Select Drug Product Formulation: AVI will work with a formulation contract CRO, and a drug product CMO to formulate a [+] drug product that will show enhanced stability without cold storage conditions.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Decision on final formulation for drug product formulation.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.4.1 [+] Product Screening Studies: Determine important physicochemical parameters leading to design of solution [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Data to support decision on final [+] formulation.

3.4.4.2 Accelerated Stability Studies Leading to Selection of [+] Drug Product Formulation: [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Data to support decision on final [+] formulation.

3.4.4.3 Determine Extractables and Leachables: Determine if any chemical components are extracted or leached from containers, closures, or materials used in administration of the drug.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Data to support decision on final [+] formulation.

3.4.4.4 Quality Audits: Perform audit/review of all documentation See section 3.2.3.1.3 Quality Audits and Review for a general description of quality audits. The CMO developing the drug product formulation is audited to qualify the contractor as acceptable. An audit report is completed and satisfactory responses to audit findings are received. The formulation study protocols, draft batch records and data obtained during manufacture of the new formulation, and the results of analytical testing are reviewed by the Director of QA. The Director of QA participates in the review and approval of a master batch record, analytical test methods and their validation and proposed specifications derived from the development of a new formulation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completed Audit reports. Master batch record, analytical test methods and their validation protocols and reports and revised specifications for the new formulation reviewed and approved by the Director of QA.

3.4.4.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.5 Manufacture cGMP Material at Scale for Nonclinical and Clinical Studies and Consistency Lots: AVI will prepare cGMP drug product for the [+] clinical safety studies from the first validation batch of [+] scale drug substance. Three drug product batches will be validated, and all will provide material for stability studies.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: [+] scale cGMP drug product manufactured for [+].

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.5.1 Drug Product Engineering Runs: Drug product configuration and process will be transferred to CMO; engineering runs will be performed to confirm successful transfer.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Process suitable for GMP drug manufacture.

3.4.5.1.1 Drug Product Engineering Run 1: An engineering run is planned with the first drug substance of the combination product manufactured in CLIN0002 for the purposes of testing all fill finish capabilities including [+], formulation testing, and product testing for adherence to product specifications.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Successful tech transfer and final process suitable for GMP drug manufacture.

3.4.5.1.2 Drug Product Engineering Run 2: An engineering run is planned with the first drug substance of the combination product manufactured in CLIN0002 for the purposes of testing all fill finish capabilities including [+], formulation testing, and product testing for adherence to product specifications.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Successful tech transfer and final process suitable for GMP drug manufacture.

3.4.5.2 Manufacture, Release, Label 3 Consistency Lots of Drug Product: Material produced at scale will be filled for the clinical lots and for the consistency lots at a size commensurate with the production scale of the contract manufacturing organization.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Released, labeled drug product for clinical trials.

3.4.5.3 cGMP Audits: All manufacturing sites for which a scale up is required has been previously audited and approved by QA. The actual scale up of drug product manufacturing includes a review of all relevant documentation for any pertinent quality issues, content uniformity, completion and an onsite QA “for cause” visit if required. See section 3.2.3.1.3 Quality Audits and Review for general description of quality audits and section 3.2.4.1.4 for description of cGMP audits. Full cGMP audits occur, audit reports are completed and satisfactory responses to audit findings are received from the CMO. Batch records and analytical test data for lot release are reviewed by the Director of QA. Release and shipping procedures for clinical supplies to clinical facilities are reviewed.

The Director of QA reviews and approves batch records, batch production data and results of analytical testing for lot release.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completed audit reports. Audits occur, audit reports completed, satisfactory responses are received for any audit findings, master batch records and other documents are reviewed and approved for manufacturing and release of drug product.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.5.4 Project Management, Operations and Oversight: The program will be managed by AVI personnel and consist of initial technology transfer and reduction to practice lots prior to cGMP production. Hands on training may be provided initially but after establishment of the process and successful manufacturing the program will be managed through conference calls, sites visits, audits, data and document review including specifications and comparison of release data with those specifications.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.6 Stability Studies: Drug product will be evaluated according to ICH stability requirements. The duration of the stability program is [+], and it will exceed the minimum requirement in the statement of objectives and Target Product Profile (TPP) threshold. The stability program includes full term aging studies at [+] will not be performed on the drug substance, but will be performed on the [+] drug product.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Stability studies of [+] and validated drug substance have been initiated. Stability studies set up for [+] scale cGMP drug product material manufactured for [+] safety studies.

3.4.6.1 Stability on [+] and Drug Substance ([+] Stability Program Starts): Follow ICH guideline Q1A to acquire data to justify retest date at defined storage condition.

Period of Work: Approximately [+] Days (e.g. [+]).

Deliverable: Completion of stability studies from CLIN0001 and initiation of studies on [+] and validated drug substance.

3.4.6.1.1 Ongoing Stability on [+]: This is the completion of the [+] stability program started in CLIN0001.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completion of stability studies of [+].

3.4.6.1.2 Stability Studies Drug Substance ([+] Stability Program Starts): Each drug substance manufactured will be placed on a [+] stability program in order to demonstrate the long term product characteristics of the material. Since these drug substances are at a new scale of production stability needs to be performed until a suitable quantity of lots have been made to demonstrate shelf life. All lots made in CLIN0002 will be placed on stability.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Initiation of stability program for drug substance.

3.4.6.2 Stability on Drug Product ([+] Stability Program Starts): Follow ICH guideline Q1A to acquire data to justify expiration date at defined storage condition.

Period of Work: Approximately [+] days (e.g. [+]).

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Initiation of stability program for drug product.

3.4.6.2.1 Ongoing Drug Product Stability Studies: Continue ICH guideline Q1A to acquire data to justify expiration date at defined storage conditions. Drug product manufactured prior to the start of CLIN0002 will continue on stability and final reports will be issued at the end of the study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Ongoing stability data for drug product.

3.4.6.2.2 Stability Studies Drug Product ([+] Stability Program): New drug product stability studies will be set up for [+]. Multiple temperature storage conditions will be examine to provide the storage conditions for optimal use.

Period of Work: Approximately [+] week (e.g. [+]).

Deliverable: Initiation of stability program for drug product.

3.4.6.3 cGMP Audit: Stability Study Audits are Direct Impact audits. Audits include a list of questions directly suited to the supplier and a cGMP, GLP (Analytical) checklist (again dependent on supplier). All suppliers (through audits) are approved (or rejected) by QA and audit records are maintained by the AVI EDMS. See section 3.2.3.1.3 Quality Audits and Review for general description of quality audits and section 3.2.4.1.4 for description of cGMP audits. Full cGMP audits occur, audit reports are completed and satisfactory responses to audit findings are received from the CMO conducting stability studies for AVI. The Director of QA reviews and approves stability study protocols as well as reports on stability data.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audited final report on stability and shelf life of drug product. Full cGMP audits occur, audit reports are completed and satisfactory responses to audit findings are received in order to qualify the CMO. Stability study protocols are reviewed and approved.

3.4.6.4 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.7 Stability Testing to Define Operational Storage (Time Temperature Indicator): Each drug product is [+], which makes room temperature storage feasible and reduces cold chain requirements, exceeding minimum requirement in the statement of objectives and TPP threshold. The scope of the stability studies will establish the Time Temperature Indicator (TTI), since it includes full term accelerated conditions. Based upon the results, a TTI can be established to support the product shipments. As part of the operational storage and distribution criteria, product shipments will be monitored for excursions during shipment using temperature monitoring devices.

Period of Work: Approximately [+] days (e.g. [+]).

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Stability studies set up for [+] scale cGMP product material to establish TTI.

3.4.7.1 Conduct Stability Studies under [+]: These studies will be conducted at [+] temperature than the recommended storage condition to determine additional time that the material may exposed to harsher conditions without risk.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Stability studies completed to establish TTI.

3.4.7.2 Conduct Shipping and Transport Stability Studies: These studies will show that the drug product is stable under the actual conditions of shipping.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Stability studies completed to establish TTI.

3.4.7.3 Quality Audits: Stability Study Audits are Direct Impact audits. Audits include a list of questions directly suited to the supplier and a cGMP, GLP (Analytical) checklist (again dependent on supplier). All suppliers (through audits) are approved (or rejected) by QA and audit records are maintained by the AVI EDMS. The Director of QA reviews and approves stability study protocols as well as reports on stability data.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Documented audit findings Approved stability study protocol and approved study data and reports.

3.4.7.4 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.8 Conduct Nonclinical Studies: In addition to the multiple studies completed to date and forming the basis for the open IND, the studies since then and prior to this award that will supplement that IND, AVI will also complete further [+] studies, for example [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct [+] scale cGMP product material.

3.4.8.1 [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Final Report on [+].

3.4.8.2 [+] to provide data necessary for registration.

Period of Work: Approximately [+] months (e.g. [+]).

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Sufficient [+].

3.4.8.3 [+] Mass Balance: Mass balance study required to show fate of drug in [+]; required data for registration.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Final report from CRO on mass balance in the [+].

3.4.8.4 [+] in vivo Metabolism: Provide data on metabolism of drug in [+] model. Required for registration and determination if any metabolites are present that need to be monitored in preclinical and clinical trials.

Period of Work: Approximately [+] months (e.g. [+]).

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Final report from CRO on in vivo metabolism in the [+].

3.4.8.5 [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Final report from CRO on protein binding.

3.4.8.6 [+] Dose Range Finding Study: To determine the effect of treatment on the [+] development, with determination of appropriate dose levels for the definitive [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Audited final report on [+] study.

3.4.8.7 [+] Study: The definitive study to determine the effect of treatment on the [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audited final report on [+] study.

3.4.8.8 Quality Audits: All preclinical studies will be monitored by AVI during critical in-life phases to assure adherence to GLPs and protocol; monitoring will also be done by CRO QA unit. Study reports reviewed by CRO QA unit and by AVI to assure accuracy See section 3.2.3.1.3 Quality Audits and Review for a general description of quality audits. GLP audits occur, reports are completed and satisfactory responses to audit findings are required from CROs conducting AVI-6003 nonclinical studies and [+] testing facilities. Analytical testing occurs using AVI“s QA-approved validated analytical methods. The Director of QA participates in the review and approval of [+] method validation protocols and validation reports. All nonclinical studies will be monitored by AVI during critical in-life phases to assure adherence to GLP requirements. Study monitoring will also be done by the CRO“s QA unit. Study reports and data listings will be reviewed by the CRO“s QA unit and by AVI “s monitor and QA Unit to assure accuracy.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from nonclinical CROs and [+] testing facilities. Study reports and data listings will be reviewed and approved by the CRO“s QA unit and by AVI“s monitor and QA Unit.

3.4.8.9 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.9 [+] Efficacy Studies in [+]: The [+] studies will confirm therapeutic efficacy at specific dose levels and expected exposures that will be mimicked in [+]. Using the currently filed IND, clinical safety and any [+] obtained during CLIN0001, any additional preclinical data, and based on the protocol developed with FDA as to the studies necessary under the [+], AVI will conduct the [+] studies, necessary to show protection against an [+] challenge by injection.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct NHP [+] studies using [+] scale cGMP product material.

3.4.9.1 [+] Efficacy Studies in [+] #1: The [+] studies will confirm therapeutic efficacy at specific dose levels and expected exposures that will be mimicked in [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct NHP [+] studies using [+] scale AVI-6003 cGMP product material

3.4.9.1.1 [+] Acquisition and Acclimatization: Prior to [+] protocols are reviewed by [+]. Once protocols are approved, [+]. [+] are held in quarantine to ensure acclimation to the laboratory setting and receive a final health evaluation. Finally, randomization and cage arrangements are finalized.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Sufficient [+] acclimated and released for first pivotal study to begin.

3.4.9.1.2 Conduct Study, Laboratory Analyses, Viral Sequencing: This is the [+] of the study involving [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completion of the [+] portion of the first [+] study.

3.4.9.1.3 Data Analyses, Final Study Report: Compile observations and unblind data. Statistical analysis and preparation of a final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Presentation of final study report.

3.4.9.2 [+] Studies in [+]: The [+] studies will confirm therapeutic efficacy at specific dose levels and expected exposures that will be mimicked in [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct NHP [+] studies using [+] scale AVI-6003 cGMP product material.

3.4.9.2.1 [+] Acquisition and Acclimation: Prior to [+] protocols are reviewed by [+]. Once protocols are approved, [+] acquisition can take place. [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Sufficient [+] acclimated and released for second pivotal study to begin.

3.4.9.2.2 Conduct Study, Laboratory Analyses, [+]: This is the [+], treatment with the [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Completion of the [+] portion of the [+] study.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.9.2.3 Data Analyses, Final Study Report: Compile observations and unblind data. Statistical analysis and preparation of a final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Presentation of final study report.

3.4.9.3 Data Management: Full data management and statistical analysis plans will be developed by a qualified Contract Research Organization, and shared with the FDA (and USG) before studies completed. The CRO will monitor source documents (to the extent possible in [+] environment), collect data, ensure all data queries are clarified, lock database, analyze and then reveal treatment allocation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Conduct analyses of pivotal efficacy studies for study reports.

3.4.9.4 GLP Audits: See section 3.2.3.1.3 Quality Audits and Review for a general description of quality audits. GLP audits occur, reports are completed and satisfactory responses to audit findings are required from CROs conducting nonclinical studies and [+] testing facilities. Analytical testing occurs using AVI“s QA-approved validated analytical methods. The Director of QA participates in the review and approval of [+] method validation protocols and validation reports. All nonclinical studies will be monitored by AVI during critical in-life phases to assure adherence to GLP requirements. Study monitoring will also be done by the CRO“s QA unit. Study reports and data listings will be reviewed by the CRO“s QA unit and by AVI“s monitor and QA Unit to assure accuracy.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from nonclinical CROs and [+] testing facilities. Study reports and data listings will be reviewed and approved by the CRO“s QA unit and by AVI“s monitor and QA Unit.

3.4.9.5 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project plan compliance, report progress. Progress and any issues will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.10 Activities to Achieve Pivotal Efficacy Studies: AVI will prepare and submit [+]. The Final Protocols for the [+] studies will also be submitted after the FDA responses are received from the [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: [+] submitted to the FDA.

3.4.10.1 [+] (Clinical, Nonclinical): [+] will be submitted as soon as study reports are available to keep the [+]. The Final Protocols for the [+] studies will also be submitted as [+] after the FDA responses are received from the [+].

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: [+] submitted to the FDA.

3.4.10.2 [+] (Drug Substance, Drug Product): [+] will be submitted as soon as data are available on the lots of drug substance and drug product that will be used in the [+] Studies are available. Additional [+] will be submitted as reports and data are available to keep the [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Prepare and submit [+].

3.4.10.3 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.11 Request and Conduct [+] Meeting with the FDA: AVI will request an [+] to provide a summary of results of the [+] clinical studies and to discuss the [+] clinical development plan. The topic of designation as a [+]. A Meeting Request Letter and Briefing Document will be submitted to the FDA. Advanced notification of the meeting, plus copies of all meeting-related documents will be provided to the USG Program Office in a timely manner. After the meeting AVI“s regulatory affairs staff will prepare and submit notes of the meeting as an [+]. The FDA“s official Meeting Minutes will be reviewed to ensure that they reflect the same meeting outcomes and agreements as those documented by AVI.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: [+] Request and Briefing Document submitted to the FDA. Participate in [+] with FDA. Prepare notes of the meeting and review the FDA“s official Meeting Minutes to assure that both the FDA and AVI agree on the outcomes of the discussion and agreements.

3.4.11.1 Prepare Meeting Request and Briefing Document: The Meeting Request Letter and Briefing Document will be prepared as soon as is feasible and submitted to the FDA at least one month in advance of the requested meeting date. . Advanced notification of the meeting, plus copies of all meeting-related documents will be provided to the USG Program Office in a timely manner.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: [+] Request Letter and Briefing Document submitted to the FDA.

3.4.11.2 [+].

Period of Work: Approximately [+] month (e.g. [+]).

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Submit request for [+] to the FDA.

3.4.11.3 FDA Meeting, Minutes and Follow Up: AVI will attend the [+] with the FDA. AVI will submit notes of the meeting to the FDA and ensure that the company is in agreement with the outcomes and agreements recorded in the FDA“s official Meeting Minutes. Clarifications will be requested, as necessary. AVI will continue an open dialogue with the FDA as development continues.

Period of Work: Approximately [+] week (e.g. [+]).

Deliverable: AVI will provide copies of the company“s notes and the FDA“s official Meeting Minutes to the USG Program office.

3.4.11.4 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track compliance, report progress. Project progress and any issues relative to the development plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.12 [+].

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample of drug product used in [+] clinical safety study to USG.

3.4.12.1 Ship [+] to US Government: At the end of CLIN0002 at least [+] of the drug product(s) will be delivered to the recipient specified by the US Government.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample of drug product used in [+] clinical safety study to USG.

3.4.12.2 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.13 [+] Clinical Study: A [+] Volunteers. A goal for this study is to establish a [+], the intended therapeutic schedule. [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Complete [+] clinical study and issue final clinical study report.

3.4.13.1 Clinical Site and Local Laboratory Activities: The study will be planned and executed at audited, selected [+] Clinical Research site(s) with support from selected, fully [+] accredited laboratory. Site and laboratory will have had satisfactory GCP/GLP audits and then site will be initiated,

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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monitored through to study completion and close out.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, conduct and complete [+] clinical study. Provide all required data to the CRO for final study report.

3.4.13.1.1 Contracts and Budgets: Contracts will be negotiated with vendors for the execution of this study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Signed contracts in place with all vendors before initiation of [+] clinical study.

3.4.13.1.2 Protocol [+] Approval: Full [+] in parallel; AVI will answer any questions and amend protocol if necessary. The Amended protocol will be submitted to the [+] for approval prior to and notification of site(s) start study. All required information about the investigator, site, testing laboratories and CRO responsibilities will be submitted to the FDA prior to study start at any site.

Period of Work: Approximately [+] months (e.g [+]).

Deliverable: FDA, Ethics Committee and [+] approvals received before study start.

3.4.13.1.3 Site Activities First Patient First Visit to Last Patient Last Visit: The study will be planned and executed at an audited, selected [+] Clinical Research Facility. Site will be involved with review of study specific documentation and trained prior to first subject first visit. All interactions with the site will be documented. Regular site monitoring will be planned and documented to ensure data has been verified and entered in a timely fashion, while ensuring subject safety. Any compliance issues will be raised to the clinical team for response.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete [+] study and complete electronic case report forms on schedule and within budget.

3.4.13.1.4 Site(s) Close Out: After completion of the last subject last visit, all data queries will be completed by the site and/or laboratory, previously validated database locked, analyses run, and draft study report prepared. In parallel formal close out of the clinical site, with disposal of unused drug supplies and completion of all outstanding documentation will occur.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: All open queries and action items associated with clinical study execution are completed and documented in a site close out visit report.

3.4.13.2 Outsource Services: Identify, select and qualify subcontractors needed to execute clinical study. Assigned vendor personnel will participate in a kick off meeting in which study expectations and needs, including timelines, will be discussed. Protocol and procedure training will occur. A communication plan and reports needed will be developed prior to first subject enrolled.

Period of Work: Approximately [+] days (e.g. [+]).

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Training records, meeting minutes confirm that subcontractors are trained to the study and ready to perform services.

3.4.13.2.1 Clinical Research Organization and Data Management: The CRO is key to study success. Their team along with AVI personnel are responsible for site start up activities, site training, and study execution, including data collection and management. The statistical support is part of the CRO. This group and Data Management will develop the plans necessary for data collection, query management, data analysis and quality checks. They will prepare reports for the [+] reviews. The final clinical study report will be written by CRO personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Executed contract between AVI and CRO.

3.4.13.2.2 Central Laboratory Services and Data Transfer: [+] and analyses will each be conducted at a central lab facility. Data from each will be sent to data management vendor for inclusion in final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Laboratory data reports provided to data management vendor.

3.4.13.2.3 [+]: An independent [+] will be appointed to oversee and confirm dose escalation decisions. A [+] will be prepared and agreed with [+] members, a contract developed and a kickoff meeting and then [+] meetings with open and closed session. Members of the [+] will be available to [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Decisions to [+] as documented in meeting minutes.

3.4.13.2.4 Provide Electronic Data Management with Access to US Government: Enable [+] web portal with secure access to assigned study, company, vendor, and USG personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Functional secure EDC portal access.

3.4.13.2.5 Drug Warehousing and Distribution: Store clinical trial material at [+] in secure, temperature controlled and monitored unit. Implement traceable distribution system with chain of custody documentation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide clinical trial material on time to site(s) and keep adequate records.

3.4.13.3 Provide Documents to Clinical Sites and Complete Study Reports: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study, including but not limited to: study specific data collection forms (electronic case report forms), the study operations manual, training on the protocol, clinical trial material storage, inventory and administration, use of [+], and Good Clinical Practice regulations.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Shipping receipts showing what was sent to whom and when.

3.4.13.3.1 Prepare and Distribute Study Documents: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All study related documents including but not limited to: study plan and timeline, [+] completion guidelines, monitoring reports, protocol compliance tracking, communication plan, meeting minutes, training materials and logs, drug accountability logs and final study report.

3.4.13.3.2 Final Study Reports: Prepare submission ready final clinical study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Submit compliant and complete [+] will be submitted to the FDA as an [+].

3.4.13.4 GCP Audits: Audits will be performed of Clinical Study Sites.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from clinical sites. Study reports and data listings will be reviewed and approved by the CRO“s QA unit and by AVI“s monitor and QA Unit.

3.4.13.5 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.14 [+] Clinical Study: AVI will conduct a [+]. A specialized [+], is expected to support efficient enrollment and evaluation. Subject accrual and treatment is scheduled for less than [+] months. The results will be available for the planning of the expanded [+] trial.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct [+] clinical study using [+] scale cGMP drug product material and issue final clinical study report.

3.4.14.1 Clinical Site and Local Laboratory Activities: Clinical sites and laboratories will be audited for compliance with GCP, selected and then initiated, monitored through to study completion and close out. The study will be planned and executed at audited, selected [+] Clinical Research site(s) with support from a fully [+] accredited laboratory. From initiation forward the site(s) will be monitored through to study completion and site close out.

Period of Work: Approximately [+] Days (e.g. [+]).

Deliverable: Plan, conduct and complete [+] clinical study. Provide all required data to the CRO for final study report.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.14.1.1 Contracts and Budgets: Contracts will be negotiated with vendors for the execution of this study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Signed contracts in place with all vendors before initiation of [+] clinical study.

3.4.14.1.2 [+] Approval: Full protocol will be submitted to [+] in parallel; AVI with CRO will answer any questions and amend protocol if necessary to ensure final ethics approval, and notification of site(s) prior to study start.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All approvals received before initiation of clinical study.

3.4.14.1.3 Site Activities First Patient in to Last Patient Out: The study will be planned and executed at an audited, selected [+] Clinical Research Facility. Site will be involved with review of study specific documentation and trained prior to first subject first visit. All interactions with the site will be documented. Regular site monitoring will be planned and documented to AVI (or Contract Research Organization staff) will monitor conduct of the [+] study to ensure data has been verified and entered in a timely fashion, while ensuring subject safety. Any compliance issues will be raised to the clinical team for response.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete in life portion of [+] study and complete electronic case report forms on schedule and within budget.

3.4.14.1.4 Site(s) Close Out: After completion of the last subject last visit, all data queries will be completed by the site and/or laboratory, previously validated database locked, analyses run, and draft study report prepared. In parallel formal close out of the clinical site, with disposal of unused drug supplies and completion of all outstanding documentation will occur.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: All open queries and action items associated with clinical study execution are completed and documented in a site close out visit report.

3.4.14.2 Outsource Services: Identify, select and qualify subcontractors needed to execute clinical study. Assigned vendor personnel will participate in a kick off meeting in which study expectations and needs, including timelines, will be discussed. Protocol and procedure training will occur. A communication plan and reports needed will be developed prior to first subject enrolled.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Training records, meeting minutes confirm that subcontractors are trained to the study and ready to perform services.

3.4.14.2.1 Clinical Research Organization and Data Management: The CRO is key to study success. Their team along with AVI personnel are responsible for site start up activities, site training, and study execution, including data collection and management. The statistical support is part of the CRO. This group and Data Management will develop the plans necessary for data collection, query management,

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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data analysis and quality checks. They will prepare reports for the [+] reviews. The final clinical study report will be written by CRO personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Executed contract between AVI and CRO.

3.4.14.2.2 Central Laboratory Services and Data Transfer: [+] and analyses will each be conducted at a central lab run at one facility. Data from each will be sent to data management vendor for inclusion in final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Laboratory data reports provided to data management vendor.

3.4.14.2.3 [+]: An independent [+] will be appointed to oversee and confirm dose escalation decisions. A [+] charter will be prepared and agreed with [+] members, a contract developed and a kickoff meeting and then dose escalation meetings with open and closed session. Members of the [+] will be available to review safety data and confirm or reject escalation to the next higher dose.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Decisions to dose escalate, continue or stop study as documented in meeting minutes.

3.4.14.2.4 Provide Electronic Data Management with Access to US Government: Enable [+] with secure access to assigned study, company, vendor, and USG personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Functional secure [+] access.

3.4.14.2.5 Drug Warehousing and Distribution: Store clinical trial material at refrigerated conditions in secure, temperature controlled and monitored unit. Implement traceable distribution system with chain of custody documentation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide clinical trial material on time to site(s) and keep adequate records.

3.4.14.3 Provide Documents to Clinical Sites and Complete Study Reports: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study, including but not limited to: study specific data collection forms (electronic case report forms), the study operations manual, training on the protocol, clinical trial material storage, inventory and administration, use of [+], and Good Clinical Practice regulations.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Shipping receipts showing what was sent to whom and when.

3.4.14.3.1 Prepare and Distribute Study Documents: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All study related documents including but not limited to: study plan and timeline, [+] guidelines, monitoring reports, protocol compliance tracking, communication plan, meeting minutes, training materials and logs, drug accountability logs and final study report.

3.4.14.3.2 Final Study Report: Prepare Submission ready final clinical study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: The Final Study Report will be submitted to the FDA as an [+]. Submit compliant and complete final clinical study report.

3.4.14.4 GCP Audits: Audits will be performed of Clinical Study Sites.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from clinical sites. Study reports and data listings will be reviewed and approved by the CRO“s QA unit and by AVI“s monitor and QA Unit.

3.4.14.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.4.15 Contract Program Management: AVI will track progress on each element in the contract, including all financial and reporting requirements; ensure compliance with contract and all government regulations. AVI will manage all subcontracts and ensure that their timelines are met, and the components contributed by each to the overall program are coordinated, on budget, and that they are compliant with all contract and Government regulations that are applicable. In addition AVI will continue to implement enhancements to the Quality Systems Approach already in place, including installation of a secure 21 CFR Part 11 compliant EDMS and preparation for electronic submission of documents to the FDA. The EDMS will be utilized for document management and control, including collaborative authoring of study reports and eCTD text for the [+], revision and versioning control with metadata for audit trails, and secure document repository. The EDMS will provide authorized representatives of USG electronic access to program status information. The use of eCTD compliant document templates and completed reports for electronic submissions to the FDA will be managed, controlled, archived and regulated under the Quality System in the EDMS.

Period of Work: Concurrent with all CLIN0002 activities. Approximately [+] days (e.g. [+]).

Deliverable: Provide contract management and financial oversight ensuring compliance.

3.4.15.1 Program Management: Track progress and manage issues as they arise.

Period of Work: Concurrent with all CLIN0002 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project management ensuring compliance.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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3.4.15.2 Finance and [+]: Track financial work process and reporting.

Period of Work: Concurrent with all CLIN0002 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project financial management ensuring compliance.

3.4.15.3 Contract and Subcontract Management: Manage our compliance with contract and USG regulations; manage subcontractors and relationship with them.

Period of Work: Concurrent with all CLIN0002 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract and subcontract management ensuring compliance.

3.4.15.4 EDMS and QA: AVI will continue to store all documents on the validated EDMS and preparation for electronic document submission to the FDA. AVI will train all pertinent staff on EDMS and Quality Assurance.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: EDMS system fully operational. QA audits of all vendors will have been performed and any follow up action items identified and tracked.

3.5 CLIN0003: AVI will deliver the developmental therapeutic end item that has achieved [+] Clinical Study, based upon CLIN0001 and CLIN0002 (recognizing that some activities will be concurrent), additional prior studies and all the associated regulatory requirements sufficient and in place to support this. This will comprise all those activities necessary for our candidate drug product to complete the USG Statement of Objectives in CLIN0003.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product on which [+] Clinical Study has been completed.

3.5.1 Complete Pivotal Efficacy Studies: This has been moved to CLIN0002 3.4.9.1 and 3.4.9.2.

3.5.2 [+]: Continue to implement enhancements to the Quality Systems Approach already in place, including installation of a secure 21CFR Part 11 compliant EDMS and preparation for electronic submission of documents to the FDA.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Submit the quality amendment to FDA as a supplement to the AVI-6003 [+].

3.5.2.1 Write and Submit [+]: Update information stored on EDMS and preparation for electronic submission of documents to the FDA.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Submit the quality amendment to FDA as an [+].

3.5.2.2 Respond to FDA Questions: Develop and provide response to any questions or recommendations from FDA following filing of [+].

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Submit to FDA as an [+].

3.5.2.3 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track protocol compliance, report project progress. As part of the normal course of conducting clinical trials, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget

3.5.3 [+] Study: Using the currently filed AVI-6003 [+], clinical safety and any [+] data obtained during CLIN0001 and CLIN0002, AVI will initiate the [+] Study in [+] using the protocols agreed with FDA, while ensuring all necessary [+] study requirements such as [+] review and approval. AVI will conduct this [+]. FDA concurrence that this will be sufficient for the safety database to [+] will be sought.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Conduct and audit [+] study and issue final study report.

3.5.3.1 Clinical Site and Local Laboratory Activities: The study will be planned and executed at audited, selected [+] Clinical Research site(s) with support from a fully [+] accredited laboratory. From initiation forward the site(s) will be monitored through to study completion and site close out.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Plan, conduct and complete [+] clinical study. Provide all required data to the CRO for final study report.

3.5.3.1.1 Contracts and Budgets: Contracts will be negotiated with vendors for the execution of this study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Signed contracts in place with all vendors before initiation of [+] clinical study.

3.5.3.1.2 [+] Approval: Full protocol will be submitted to [+] in parallel; AVI with the CRO will answer any questions and amend protocol if necessary to ensure final ethics approval and notification of site(s) prior to study start.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: FDA, Ethics Committee and [+] approvals received before initiation of the [+] study.

3.5.3.1.3 Site Activities First Patient in to Last Patient Our: The study will be planned and executed at an audited, selected clinical sites. Sites will be involved with review of study specific documentation and trained prior to first subject first visit. All interactions with the sites will be documented. Regular site

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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monitoring will be planned and documented to AVI (or Contract Research Organization staff) will monitor conduct of the [+] study to ensure data have been verified and entered in a timely fashion, while ensuring subject safety. Any compliance issues will be raised to the clinical team for response.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete in life portion of pivotal safety study and complete electronic case report forms on schedule and within budget.

3.5.3.1.4 Site(s) Close Out: After completion of the last subject last visit, all data queries will be completed by the site and/or laboratory, previously validated database locked, analyses run, and draft study report prepared. In parallel formal close out of the clinical site, with disposal of unused drug supplies and completion of all outstanding documentation will occur.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: All open queries and action items associated with clinical study execution are completed and documented in a site close out visit report.

3.5.3.2 Outsource Services: Identify, select and qualify subcontractors needed to execute clinical study. Assigned vendor personnel will participate in a kick off meeting in which study expectations and needs, including timelines, will be discussed. Protocol and procedure training will occur. A communication plan and reports needed will be developed prior to first subject enrolled.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Training records, meeting minutes confirm that subcontractors are trained to the study and ready to perform services.

3.5.3.2.1 Clinical Research Organization and Data Management: The CRO is key to study success. Their team along with AVI personnel are responsible for site start up activities, site training, and study execution, including data collection and management. The statistical support is part of the CRO. This group and Data Management will develop the plans necessary for data collection, query management, data analysis and quality checks. They will prepare reports for the [+] reviews. The final clinical study report will be written by CRO personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Executed contract between AVI and CRO.

3.5.3.2.2 Central Laboratory Services and Data Transfer: [+] and analyses will each be conducted at a central lab facility. Data from each will be sent to data management vendor for inclusion in final study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Laboratory data reports provided to data management vendor.

3.5.3.2.3 [+]: An independent [+] will be appointed to oversee and confirm dose escalation decisions. A [+] will be prepared and agreed with [+] members, a contract developed and a kickoff meeting and then dose escalation meetings with open and closed session. Members of the [+] will be available to review

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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safety data and confirm or reject escalation to the next higher dose.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide safety oversight for pivotal safety study. Decisions to dose escalate, continue or stop study as documented in meeting minutes.

3.5.3.2.4 Provide Electronic Data Management with Access to US Government: Enable [+] with secure access to assigned study, company, vendor, and USG personnel.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Functional, secure [+] access.

3.5.3.2.5 Drug Warehousing and Distribution: Store clinical trial material at refrigerated conditions in secure, temperature controlled and monitored unit. Implement traceable distribution system with chain of custody documentation.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Provide clinical trial material on time to site(s) and keep adequate records.

3.5.3.3 Provide Documents to Clinical Sites and Complete Study Reports: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study, including but not limited to: study specific data collection forms (electronic case report forms), the study operations manual, training on the protocol, clinical trial material storage, inventory and administration, use of [+], and Good Clinical Practice regulations.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Shipping receipts showing what was sent to whom and when.

3.5.3.3.1 Prepare and Distribute Study Documents: CRO, lab vendors and drug warehouse provide complete set of documents and forms to effectively and efficiently conduct study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: All study related documents including but not limited to: study plan and timeline, eCRF completion guidelines, monitoring reports, protocol compliance tracking, communication plan, meeting minutes, training materials and logs, drug accountability logs and final study report.

3.5.3.3.2 Final Study Report: Prepare submission ready final clinical study report.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Submit submission and complete final clinical study report.

3.5.3.4 GCP Audits: Audits will be performed of Clinical Study Sites.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Audits will occur, audit reports completed and satisfactory responses to audit findings will be required from clinical sites. Study reports and data listings will be reviewed and approved by the

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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CRO“s QA unit and by AVI“s monitor and QA Unit.

3.5.3.5 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.5.4 Refine and Select Formulation and Delivery System: AVI will continue the assessment of stability for the validation lots prepared in CLIN0002. The drug kit per treatment will comprise [+]. The storage of the kit will be [+]. This drug product kit meets the [+].

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Finalize the drug kit components for drug product.

3.5.4.1 Determine Configuration for Market: All details of the commercial formulation are finalized ([+]).

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Finalize the drug kit components for AVI-6003 product.

3.5.4.2 Identify Manufacturer for Packaging Final Product: Establish contract for assembling final marketing packages.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Finalize the vendor for manufacture, labeling and packaging of AVI-6003 product.

3.5.4.3 Continue Drug Substance and Drug Product Stability Studies: Continue drug substance and drug product stability studies.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Continue stability for drug substance and drug product.

3.5.4.4 Project Management, Operations and Oversight: Track progress and manage issues as they arise.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.5.5 Deliver [+] to US Government: Deliver at least [+] of product, from the lot used for the [+] study.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver sample of drug product used in [+] study to USG.

3.5.5.1 Deliver [+] to US Government: At the end of CLIN0003 at least [+] of the drug product(s) will be delivered to the recipient specified by the USG.

Period of Work: Approximately [+] day (e.g. [+]).

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Deliverable: Deliver sample of drug product used in [+] study to USG.

3.5.5.2 Project Management, Operations and Oversight: Oversight of inventory and distribution will be managed by AVI personnel through site visits, audits, and records review.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.5.6 Contract Program Management: AVI will track progress on each element in the contract, including all financial and reporting requirements; ensure compliance with contract and all government regulations. AVI will manage all subcontracts and ensure that their timelines are met, and the components contributed by each to the overall program are coordinated, on budget, and that they are compliant with all contract and Government regulations that are applicable.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Provide contract management and financial oversight ensuring compliance.

3.5.6.1 Program Management: Track progress and manage issues as they.

Period of Work: Concurrent with all CLIN0003 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project management ensuring compliance.

3.5.6.2 Finance and [+]: Track financial work process and reporting.

Period of Work: Concurrent with all CLIN0002 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project financial management ensuring compliance.

3.5.6.3 Contract and Subcontract Management: Manage our compliance with contract and USG regulations; manage subcontractors and relationship with them.

Period of Work: Concurrent with all CLIN0003 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract and subcontract management ensuring compliance.

3.5.6.4 EDMS and QA: AVI will continue to store all documents on the validated EDMS and preparation for electronic document submission to the FDA. AVI will train all pertinent staff on EDMS and Quality Assurance.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: EDMS system fully operational. QA audits of all vendors will have been performed and any follow up action items identified and tracked.

3.6 CLIN0004: AVI will deliver the FDA approved therapeutic end item including all New Drug

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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Application and Approval activities resulting in the delivery of at least [+], based upon CLIN0001, CLIN0002 and CLIN0003 (recognizing that some activities will be concurrent), additional prior studies and all the associated regulatory requirements sufficient and in place to support this. This will comprise all those activities necessary for [+] drug product to complete the USG Statement of Objectives in CLIN0004.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Drug product approved by FDA.

3.6.1 [+] Meeting with the FDA: A [+] Meeting with the FDA will be requested and a Briefing Document submitted approximately one month in advance of the meeting. The FDA will schedule the meeting within 60 days of the request. The purpose of the [+] Meeting is to reach agreement on the electronic format and content of the [+]. The [+] will also be discussed at this meeting. AVI will prepare notes of the meeting that will document the discussion and agreements with the FDA; the notes will be submitted to the FDA. The FDA will issue official Meeting Minutes. AVI will follow up to request clarifications, as needed.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: AVI prepares and submits Request Letter and Briefing Document, participates in the [+] meeting with the FDA, prepares notes of the meeting that are submitted to the FDA.

3.6.1.1 Prepare Meeting Request and Briefing Documents: The [+] Meeting Request Letter and Briefing document will be prepared and submitted as soon as is feasible after the completion of dosing in the clinical trials approximately [+] ahead of the meeting. Advanced notification of the meeting, plus copies of all meeting-related documents will be provided to the USG in a timely manner.

Period of Work: Approximately [+] month (e.g. [+]).

Deliverable: AVI [+] Meeting Request Letter and Briefing Document are submitted to the FDA.

3.6.1.2 [+] Meeting, Minutes and Follow Up: AVI will participate in the [+] with FDA, take notes and obtain official minutes, following up on any action items due. AVI will provide copies of the FDA’s Meeting Minutes to USG.

Period of Work: Approximately [+] weeks (e.g. [+]).

Deliverable: AVI’s [+] Meeting notes and the FDA’s official Meeting Minutes.

3.6.1.3 Project Management, Operations and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report project progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally.

This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

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HFV-MARV	Volume X Appendix B: Revised Statement of Work

3.6.2 Prepare, Submit and FDA Review of [+]: AVI will electronically submit an [+] that meets the “USG“s Target Product Profile. By using eligibility as a small business enterprise, and employing regulatory procedural relief benefits due [+], AVI is planning for the [+] to be prior to the completion of the contractual period proposed. During the FDA“s review, AVI will remain ready to respond promptly to any questions that arise by using secure email correspondence. The USG will be kept fully informed of progress.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: AVI prepares and electronically submits an [+] that meets the FDA’s requirements for review and validation.

3.6.2.1 Complete and Submit [+] and Respond to FDA Review Comments: AVI will complete and submit an [+] to the FDA; and respond in a timely fashion to Information Requests and other comments from the FDA reviewers.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: An [+] that has been submitted electronically to the FDA and accepted for filing as an appropriately structured electronic submission. Responses to Requests for Information and the [+] from the FDA will be answered promptly.

3.6.2.2 Project Management and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report project progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.6.3 [+] and Response to FDA [+]: Given the issues faced by the FDA [+], it is likely that the FDA [+]. AVI will attend and participate in an [+], and respond promptly to any questions in the [+] approval occurs.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Responses to Requests for Information from the FDA, will be submitted promptly. AVI will prepare a Briefing Document and presentation materials for an [+]. Draft notes of the [+] will be prepared.

3.6.3.1 [+]: AVI will plan and prepare and, once confirmed, attend and participate at [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: AVI will prepare a presentation and Briefing Document in advance of the [+].

3.6.3.2 Prepare and Submit Complete Response to [+]: At the conclusion of their review the FDA will issue a [+].

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

B49

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Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Complete Response will be made to any questions asked by the FDA.

3.6.3.3 Project Management and Oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report project progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.6.3.4 [+]: AVI will receive formal confirmation [+]. AVI will submit [+] and participate in the final negotiations of the [+].

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Receipt of the [+]. A copy will be sent to the USG Program office.

3.6.4 [+] in Compliance with FDA Requirements: The [+]. The [+], or in the electronic format required by the FDA at that time. The [+] will have been submitted to the FDA in the [+] at that time.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Prepare [+].

3.6.4.1 Structured [+] Review and Responses: Preparation of the draft [+] (i.e. the physician’s information and patient information leaflet) will be started before [+] to facilitate discussion with the FDA and information will continue to be added up [+]. Two versions are required to be submitted in the [+], one of which is annotated with the source data for each statement. Both versions are submitted electronically in the required XML format. During review by the FDA Division and by [+], AVI will respond to comments promptly. At the conclusion of the FDA review, AVI will resubmit [+]. [+] will be sent to the USG Program Office at time of submission [+].

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Prepare draft labeling in [+] and discussion with the FDA.

3.6.4.2 [+]: During the review of the [+] by the FDA Division and by [+], AVI will respond promptly to comments. Recommendations of the FDA will be discussed and incorporated and the finalized files will be resubmitted immediately prior to [+].

Period of Work: Approximately [+] weeks (e.g. [+]).

Deliverable: Final approved [+] to the FDA immediately prior to [+]. Copy of the draft [+] is sent to USG Program Office.

3.6.5 [+] by the FDA to US Government: Deliver [+] by the FDA, to the USG office immediately after the [+].

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

B50

AVI BioPharma, Inc.
HFV-MARV	Volume X Appendix B: Revised Statement of Work

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: [+] configuration approved by the FDA will be delivered to the USG Program Office.

3.6.5.1 [+] to US Government: At the end of CLIN0004 [+] approved by the FDA will be shipped to the USG Program Office.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: [+] approved by the FDA will be shipped to the USG Program Office.

3.6.5.2 Project Management, Operations and Oversight: Oversight of inventory and distribution will be managed by AVI personnel through site visits, audits, and records review.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.6.6 Prepare and Deliver [+] to US Government: AVI proposed to subcontract all manufacturing and testing of the drug substance and drug product. The company will submit full details of manufacturing packaging and testing of the drug substance and drug product without divesting intellectual property rights, and it will not be necessary to submit a [+] to FDA. The US GOVERNMENT will have the right of access to the full documentation for the [+] as agreed in the contract.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: AVI will send an electronic and a paper copy of the approved [+] to the USG Program Office.

3.6.6.1 Ensure completion of [+] at CMO: The CMOs and manufacturers of some of the components of the final drug product configuration [+]. A copy of the CMO’s Letter of Authorization permitting the FDA to access their confidential information in connection with the [+] will have been submitted in the [+]. AVI will endeavor to ensure that the CMO updates and maintains the conditions [+].

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: A copy of the Letter of Authorization for FDA to [+] in connection with the review of the [+].

3.6.6.2 Submit Letter of Authorization for FDA review of [+] to US Government: The CMOs and manufacturers of some of the components of the final drug product configuration [+] will [+] that will be referenced by the name and address of the supplier and reference number in the [+]. A copy of the CMO“s Letter of Authorization permitting the FDA to access their confidential information in connection with the [+] will have been submitted in the [+]. AVI will endeavor to ensure that the CMO updates and maintains the conditions of the [+].

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Deliver a copy of Letter of Authorization (to FDA) to USG.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

B51

AVI BioPharma, Inc.
HFV-MARV	Volume X Appendix B: Revised Statement of Work

3.6.6.3 Program management, operations and oversight: Develop timeline, manage vendors, anticipate and resolve problems, track project compliance, report project progress. As part of the normal course of executing project, regular team meetings will be held with each vendor and held internally. This team is responsible for the project plan. Project progress and any issues relative to the project plan will be documented and addressed with the Product Development Team on at least a monthly basis. Regular conference calls with the TMTI will be established to review progress and results.

Period of Work: Approximately [+] day (e.g. [+]).

Deliverable: Plan, monitor, and report overall delivery of milestones and budget.

3.6.7 Contract Program Management: AVI will track progress on each element in the contract, including all financial and reporting requirements; ensure compliance with contract and all government regulations. AVI will manage all subcontracts and ensure that their timelines are met, and the components contributed by each to the overall study are coordinated, on budget, and that they are compliant with all contract and Government regulations that are applicable.

Period of Work: Concurrent with all CLIN0004 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract management and financial oversight ensuring compliance.

3.6.7.1 Program Management: Track progress and manage issues as they arise.

Period of Work: Concurrent with all CLIN0004 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project management ensuring compliance.

3.6.7.2 Finance and [+]: Track financial work process and reporting.

Period of Work: Concurrent with all CLIN0004 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide project financial management ensuring compliance.

3.6.7.3 Contract and Subcontract Management: Manage our compliance with contract and USG regulations; manage subcontractors and relationship with them.

Period of Work: Concurrent with all CLIN0004 activities, a period of approximately [+] days (e.g. [+]).

Deliverable: Provide contract and subcontract management ensuring compliance.

3.6.7.4 EDMS and QA: The EDMS will have been fully implemented and routinely used to prepare, review and store documents for the [+], and regulatory and quality compliance documents. AVI will continue to store all documents in the validated EDMS and will make electronic document submissions to the FDA, as needed. AVI will train all pertinent staff on the EDMS, including Quality Assurance staff.

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: EDMS system fully operational. QA audits of all vendors will have been performed and any follow up action items identified and tracked.

3.6.8 Drug Substance and Drug Product Ongoing Stability Studies: Continue manufacturing assessment of stability [+] prepared in CLIN0002.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

B52

AVI BioPharma, Inc.
HFV-MARV	Volume X Appendix B: Revised Statement of Work

Period of Work: Approximately [+] days (e.g. [+]).

Deliverable: Continue assessment of stability study data (to include both drug substance and drug product).

3.6.8.1 Continue Drug Substance Stability Studies: Continue stability study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Continue assessment of drug substance stability data.

3.6.8.2 Continue Drug Product Stability Studies: Continue stability study.

Period of Work: Approximately [+] months (e.g. [+]).

Deliverable: Continue assessment of drug product stability data.

+DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION.

B53

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Sand comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comp y with a collection of information if i does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT		C. CATEGORY
CLIN 0001	A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.	F. CONTRACTOR
HFV Develo mental Therapeutic			TBD

1. DATA ITEM NO.		2. TITLE OF DATA ITEM	3. SUBTITLE
A001		Contract Work Breakdown Structure (CWBS)

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81334C		NA		DTRAfTMTI

7. DO 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	NA	See BIR 16	See Blk 16

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		b. COPIES
			SUBMISSION			Final
A		See Blk 16	See Blk 16		Draft	Reg	Repro
				DTRA/TMTI		1	0
				CBMS/KO		1

				15. TOTAL		2	0

16. REMARKS

The CWBS and CWBS dictionary shall be updated semi-annually. The CWBS shall extend to elements to completely define the entire proposed effort. The CWBS shall be to a depth and breadth necessary to accurately describe the Offerors proposed effort, to a minimum of a one level below the Control Account (Reference EVMS CDRL) level. The initial CWBS shall be submitted in conjunction with the proposal. A revised CWBS based on the awarded scope shall be submitted within 30 days of contract award. Government will review initial and all subsequent CWBS and CWBS dictionary. for organization, level of decomposition, and conformance with the tasks in the statement of work. Contractor has 15 days to respond and resubmit upon receipt of Government final comments.

1. DATA ITEM NO.		2. TITLE OF DATA ITEM	3. SUBTITLE
A002		Contractor’s Progress, Status, & Management (PSM) Report	NA

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-80227		NA		DTRA/TMTI

7. ED 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY •	12, DATE OF FIRST SUBMISSION
LT	NA	Monthly	See Blk 16

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		b. COPIES
			SUBMISSION			Final
A		See Blk 16	See Blk 16		Draft	Reg	Repro
				DTRA/TMTI	0	1	0
				CBMS/KO		1

				15. TOTAL A	0	2	0

16. REMARKS

The Contractor’s Progress, Status & Management report will indicate the work progress and program status. The report will include performance, schedule (CDRL A004) and cost (CDRL A005) updates. It shall also address information related to risks, risk Mitigation activities, and issues. The report is due the 15th of each month after award until contract conclusion. Government will review submissions for compliance with the Statement of Work and other contract provisions. Provide final document within 10 days after approval of changes is received. Contractor has 10 days to respond and resubmit upon receipt of Government final comments.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
/s/ Authorized Signatory	21 Jun 10	/s/ Authorized Signatory	21 Jun 10

DD FORM 142 2, AUG 96 (EG)                                PREVIOUS EDITION MAY BE USED

+	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if i does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO,	B. EXHIBIT		C. CATEGORY
CLIN 0001	• A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.	F. CONTRACTOR
1-lFV Developmental Therapeutic			TBD

1. DATA ITEM NO.	2, TITLE OF DATA ITEM		3. SUBTITLE
A003	Contract Funds Status Report, DD Form 1586

4, AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81468		NA		DTRA/TMTI

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	NA	Quarterly	See Blk 16

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		b. COPIES
			SUBMISSION			Final
A		See Blk 16	See Blk. 16		Draft	Reg	Repro
				DTRA/TMTI		1	0
				CBMS/KO		1

				15. TOTAL		2	0

16. REMARKS

First report due within 15 days after the end of the Contractor’s first Fiscal Quarter (FQ) after award. Subsequent reports due within 15 days of the end of each Contractors FQ. Government will review reports for accuracy, completeness and compliance with contract provisions. Provide final document within 10 days after receipt of Government comments.

1. DATA ITEM NO.		2. TITLE OF DATA ITEM	3. SUBTITLE
A004		Integrated Master Schedule (IMS)	NA

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81650		NA		DTRA/TMTI

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	NA	See Blk 16	See Blk 16

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		b. COPIES
			SUBMISSION •			Final
A		See Blk 16	See Blk 16		Draft	Reg	Repro
				DTRA/TMTI		1	0
				CBMS/KO		1

				15. TOTAL		2	0

16. REMARKS

The IMS shall include activities to completely address the SOW & CWBS (CDRL A001). First report due 15 days prior to Kick-off. • Microsoft Project compatible file required. Subsequent updates due within 15 days of each Government Fiscal Quarter (Quarter (Q) 1 ends 31 Dec, Q2 ends 30 Mar, Q3 ends 30 Jun, Q4 ends 30 Sep). Government will review IMS submissions to determine that it accurately documents the delivery date for each CLIN, critical path, major milestones, tasks/activities, duration, lead/lag/slack time, and schedule relationships, and is directly traceable to the SOW, Project Management Plan and the CWBS. The Government will. evaluate whether the tasks/activities in the IMS show predecessor/successor relationships and are sufficient to account for the entire scope of work. Provide final document within 10 days after receipt of Government comments

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
/s/ Authorized Signatory	21 Jun 10	/s/ Authorized Signatory	21 Jun 10

DD FORM 14 2, AUG 96 (EG)                                PREVIOUS EDITION MAY BE USED

+	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, Including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1216 Jefferson Davis Highway; Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comp y with a collection of Information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT		C. CATEGORY
CLIN 0001	A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.	F. CONTRACTOR
HFV Developmental Therapeutic			TBD

1. DATA ITEM NO,	2. TITLE OF DATA ITEM		3. SUBTITLE
A005	Contract Performance Report

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81466A		N/A		DTRA/TMTI

7. DO 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	NA	monthly	See Blk 16

8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		b. COPIES
			SUBMISSION			Final
A		See Blk 16	See Blk 16		Draft	Reg.	Repro
				DTRA/TMTI		1	0
				CBMS/KO		1

				15. TOTAL		2	0

16. REMARKS

The CPR shall be submitted monthly. All reports shall be submitted no later than 15 working days following the Contractor’s accounting period cutoff date.

DD Forms are available and shall be used to submit required formats as follows:

	DD Form Sample
CPR Format	Number	Format No.
Work Breakdown Structure	2734/1	1
Organizational Categories	2734/2	2
Baseline	2734/3	3
Staffing	2734/4	4
Explanations and Problem Analyses	2734/5	5

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A006	In Process Review

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE
DI-MGMT-80227 & DI-MGMT 80555A		NA

7. DO 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	NA	Semi-monthly	See Blk 16

8, APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		5• COPIES
			SUBMISSION			Final
A		See Blk 16	See Blk 16		Draft	Reg	Repro
				DTRA/TMTI		1	0
				CBMS/KO		1

				15. TOTAL		2	0

16. REMARKS

Contractor shall present project status formally to the Government every 6 months in accordance with a Government provided agenda The information contained in the In Process Review (IPR) is similar to that contained in the Contractor PSM Report (CDRL A002). The Contractor shall provide a MS PowerPoint read ahead 48 hours prior to the IPR.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
/s/ Authorized Signatory	21 Jun 10	/s/ Authorized Signatory	21 Jun 10

DD FORM 14 2, AUG 96 (EG)                                PREVIOUS EDITION MAY BE USED

+	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION